UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

April 30, 2009

Nuveen High Yield Municipal Bond Fund	Nuveen All-American Municipal Bond Fund	Nuveen Insured Municipal Bond Fund	Nuveen Intermediate Duration Municipal Bond Fund	Nuveen Limited Term Municipal Bond Fund

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Chairman’s

Letter to Shareholders

Dear Shareholders,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and, more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund’s long term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

June 19, 2009

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

In the following discussion, portfolio managers John Miller, Johnathan Wilhelm, and Paul Brennan examine economic and market conditions, key investment strategies, and the performance of the Funds. John Miller, who has 15 years of investment experience, and Johnathan Wilhelm, with 19 years of investment experience, have managed the Nuveen High Yield Municipal Bond Fund since 2000 and 2007, respectively. Johnathan also has managed the Nuveen All-American Municipal Bond Fund since 2007. Paul Brennan, with 19 years of investment experience, has managed the Nuveen Limited Term Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund since 2006 and the Nuveen Intermediate Duration Municipal Bond Fund since 2007.

What factors had the greatest influence on the U.S. economy and the national municipal market during the twelve-month period ended April 30, 2009?

For significant stretches of the period, especially the final four months of 2008, it was an extraordinarily difficult time for the municipal bond market. Overall, the period was characterized by a rapidly weakening economy. Gross domestic product (GDP) – a measure of national economic output – fell by an annualized 0.5% in the third quarter of 2008, 6.3% in the fourth quarter and 5.7% in the first quarter of 2009. This was the worst economic performance seen in the United States in more than 50 years. As the economy weakened, unemployment rose. The national unemployment rate was 8.9% in April 2009. Between the start of the recession in December 2007 and the end of the reporting period, 5.7 million jobs were lost, according to the U.S. Bureau of Labor Statistics.

In addition, a credit crunch developed, as banks and other financial institutions became highly reluctant to lend. With investment capital scarce, bond issuers found themselves unable to refinance debt. The most prominent casualty was investment bank Lehman Brothers. The company’s fall was one trigger for a big decline in the equity and fixed-income markets, including the municipal bond market. Only U.S. Treasuries emerged from the downturn stronger, as nervous investors flocked to what they believed was the most resilient segment of the financial markets.

Seeking to stimulate the economy and loosen the flow of credit, the federal government passed a $700 billion financial-industry rescue package in October 2008. It was followed by a $787 billion stimulus package in February 2009. The Federal Reserve Board (Fed) also was quite aggressive in its attempts to boost growth and restart credit markets. With inflation relatively contained – thanks in large part to declining energy prices – the Fed cut interest rates throughout the period. The central bank’s boldest move came in December 2008, when the target federal funds rate was reduced to a record low of 0 – 0.25%. In March 2009, the Fed announced plans to buy $300 billion in Treasury securities in an

2	Nuveen Investments

effort to improve credit market conditions. The Fed also planned to purchase an additional $750 billion of agency mortgage-backed securities to bolster the housing market.

With credit conditions tight, the municipal bond market faced several extended periods of significant illiquidity. This was especially true in the fall of 2008. In addition, municipal bond values declined sharply while their yields, which move in the opposite direction as prices, were high relative to recent norms. Lower-rated bonds did particularly poorly because of their added credit risk. The yield curve steepened dramatically during the year, with yields on shorter-dated bonds relatively low compared with those on the longer-dated bonds.

Beginning in late December and into 2009, market conditions became much more favorable for municipal bond investors. Among other factors, a combination of attractive valuations and increased interest from institutional investors led to a significant rise in municipal bond prices and a corresponding decline in bond yields. Another positive development was reduced supply of tax-exempt municipal debt, in part because of the influence of “Build America” bonds late in the period. This new class of taxable municipal debt – created as part of the February 2009 economic stimulus package – provides municipal issuers with a subsidy equal to 35% of the interest cost instead of the tax exemptions standard in the municipal market. For many borrowers, these bonds provided an attractive alternative to issuing traditional tax-exempt debt. The Build America bond program got off to a quick start and effectively diverted high-grade tax-exempt new-issue supply into the taxable market. Therefore, a combination of lower issuance along with higher demand provided additional support to municipal bond prices. For the twelve months ending April 30, 2009, municipal bond issuance nationwide totaled approximately $430 billion, a drop of 5% compared with the prior twelve months.

As an indication of the more hospitable market environment in the second half of the period, the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index gained 7.73% between November 2008 and April 2009, compared with a decline of 4.70% between May and October 2008.

How did the Funds perform during this period?

The table on page 7 provides Class A Share total returns for the five Funds for the one-year, five-year, and ten-year periods ending April 30, 2009. Each Fund’s total returns are compared with the returns of its corresponding Lipper peer fund category and relevant Barclays Capital index, as well as the appropriate Standard & Poor’s (S&P) National Municipal Bond Index (which includes non-high-yield bonds).

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Nuveen High Yield Municipal Bond Fund

The Nuveen High Yield Municipal Bond Fund returned -28.45% Class A Shares at net asset value during the twelve-month period. This return trailed the Lipper High Yield Municipal Debt Funds Average, the Barclays Capital High Yield Municipal Bond Index and the Standard & Poor’s (S&P) National High Yield Municipal Bond Index.

The Fund’s emphasis on lower-rated bonds hampered both absolute and relative performance, particularly in the very difficult market environment between September and December 2008. Given its mandate to invest in high-yield municipal securities, the Fund held a fairly significant allocation of bonds rated BBB and lower as well as non-rated issues. As discussed earlier, lower-rated bonds were the hardest-hit last fall, as tight credit markets pushed up yields and lowered prices on debt with more credit risk. Exacerbating this negative situation was the fact that many of the lower-rated bonds the Fund did own had longer durations than the indexes or many of its peers. This meant the Fund’s holdings were even more sensitive to changes in interest rates than the indexes or some other funds. When rates rose and prices fell for longer duration holdings, it resulted in more pronounced price weakness for many of these investments.

In addition, the Fund had more exposure to hospital and community development bonds than many other high yield funds or the indexes. These sectors underperformed other areas of the market during this period, which hurt both absolute and relative returns.

Investor redemptions also played a role in the Fund’s poor performance for the period. As the high yield municipal market deteriorated in the fall of 2008, many Fund shareholders redeemed their shares. This caused the Fund to sell securities it might otherwise have preferred to hold, especially bonds from relatively strong issuers or with relatively good market liquidity, at extremely depressed prices in a very negative market environment.

Starting roughly in the second half of December, conditions improved dramatically for the market and for the Fund’s total return. A better supply/demand environment provided a more favorable backdrop, leading to significantly better Fund performance late in the period – especially for some of our lower-rated holdings. Among our best-performing securities were those we were able to buy at a significant discount near the market’s low point. These included several health care issues and a tobacco bond issue purchased between December 2008 and January 2009. These were examples of bonds with solid underlying credit quality that we felt had been unfairly punished by the market and that recovered substantial amounts of value when the market began to rebound. We believe that these securities may continue to provide strong total-return potential in the months and years ahead.

Nuveen All-American Municipal Bond Fund

During the twelve-month period, the Nuveen All-American Municipal Bond Fund returned -4.41% (Class A Shares at net asset value), trailing the return of the Lipper General

4	Nuveen Investments

Municipal Debt Funds Average as well as the unmanaged Barclays Capital Municipal Bond Index and the Standard & Poor’s (S&P) National Municipal Bond Index.

The Fund’s performance was hampered by its exposure to longer-duration and lower-rated bonds. Interest-rate-sensitive securities were punished last fall as bond investors’ underwent a flight-to-quality and shorter maturities. Similarly, investors’ heightened risk-aversion caused higher-rated bonds to outperform their lower-quality counterparts.

Another negative was the Fund’s positioning in the health care sector – which lagged overall during the period – as well as special-taxing community district bonds. The latter underperformed as concerns about housing market weakness discouraged investors from participating more actively in the sector. On the positive side, however, we received strong relative performance from some of our more-defensive higher-education bond issues as well as some of our more-highly-rated single-family housing bonds.

Nuveen Insured Municipal Bond Fund

The Nuveen Insured Municipal Bond Fund’s total return during the period was 0.33% (Class A Shares at net asset value), better than the Lipper Insured Municipal Debt Funds Average. The Fund’s return trailed the unmanaged national Barclays Capital Insured Municipal Bond Index, and Standard & Poor’s (S&P) National Insured Municipal Bond Index.

In the midst of last fall’s credit crunch, a number of municipal bond insurance companies saw their credit ratings downgraded. This caused the bonds they insured to trade in line with the underlying credit quality of the bonds’ issuers. Many of the portfolio’s holdings were of high underlying credit quality and therefore performed relatively well, enabling us to generate a modestly positive return in an otherwise difficult investment environment. In certain cases, however, we did have exposure to insured bonds with fundamentally weaker underlying issuers. When those issuers encountered weakness, the bonds experienced substantial price declines and hurt the Fund’s performance.

On the positive side, the portfolio included a fairly substantial allocation to advance refunded bonds – roughly 25% of assets at period end. Advance refunded bonds are very short in duration and also are generally of extremely high quality because they are backed by U.S. Treasury securities. Both of these defensive qualities were prized by investors amid the highly challenging market conditions.

Nuveen Intermediate Duration Municipal Bond Fund

The Nuveen Intermediate Duration Municipal Bond Fund generated a total return of 1.22% (Class A Shares at net asset value) during the twelve-month period, underperforming the Lipper Intermediate Municipal Debt Funds Average as well as the unmanaged Barclays Capital 7-Year Municipal Bond Index and Standard & Poor’s (S&P) National Intermediate Municipal Bond Index.

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The Fund’s relatively high exposure to BBB-rated bonds – roughly 18% of the portfolio at period end – detracted from comparative performance. During the period, lower-rated bonds significantly lagged higher-rated bonds as investors participated in a flight-to-quality. In particular, the Fund saw disappointing results in the tobacco and health care bond sectors – both of which include a number of lower-rated holdings. Another negative factor was duration positioning. Being relatively over-exposed to longer-dated bonds hurt performance, especially during the market’s downturn last fall.

In contrast, a healthy allocation to advance refunded bonds – also about 14% of the portfolio as of April 30, 2009 – as well as our positioning in essential service bonds helped results.

Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund had a total return of 3.38% (Class A Shares at net asset value) during the period. The Fund outperformed the Lipper Short-Intermediate Municipal Debt Funds Average, but trailed the unmanaged Barclays Capital 5-Year Municipal Bond Index and Standard & Poor’s (S&P) National Short Intermediate Municipal Bond Index.

The Fund’s mandate to maintain a relatively short average duration helped performance as short-term municipal yields fell and prices rose in conjunction with the Fed’s series of rate reductions. However, to obtain a roughly 4.5-year average portfolio maturity, we had some exposure to longer-dated bonds with maturities of roughly 10 years to balance investments on the shorter end of the yield curve. The shorter-duration bonds performed quite well, but were counterbalanced to a degree by our longer-duration investments which performed significantly worse.

The Fund’s relatively high exposure to lower-credit-quality bonds also detracted from total return. Specifically, the allocation to both BBB-rated and A-rated bonds was a net negative, as risk-averse investors tended to avoid lower-quality issues and were willing to pay premium prices for the bonds perceived as the safest.

On the positive side, our weighting in advance refunded bonds was a significant boost to performance. These very-high-quality, very-short-duration issues were among the best performers in the municipal market during the year.

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1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper High Yield Municipal Debt Funds Average contained 109, 77 and 53 funds for the one-year, five-year and ten-year periods ended April 30, 2009. The Lipper General Municipal Debt Funds Average had 242, 205 and 159 funds; the Lipper Insured Municipal Debt Funds Average had 29, 26 and 23 funds; the Lipper Intermediate Municipal Debt Funds Average had 160, 131 and 75 funds and the Lipper Short-Intermediate Municipal Debt Funds Average had 44, 40 and 25 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Barclays Capital High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa. The Barclays Capital Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The Barclays Capital Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Barclays Capital Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA. The Barclays Capital 7-Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of approximately seven years. The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of approximately five years. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3	The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the investment-grade municipal bond market. The S&P High Yield Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that are non-rated or whose ratings are BB+ S&P and /or BA-1 Moody’s or lower. This index does not contain bonds that are pre-refunded or are escrowed to maturity. The S&P Insured Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that are insured. This index does not contain bonds that are prerefunded or are escrowed to maturity. The S&P Intermediate Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that mature between 3 and 14.999 years. The S&P Short Intermediate Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that mature between 1 and 7.999 years. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

Class A Shares – Average Annual Total Returns

As of 4/30/09

	1-Year	5-Year	10-Year
Nuveen High Yield Municipal Bond Fund
A Shares at NAV	-28.45%	-3.78%	N/A
A Shares at Offer	-31.44%	-4.60%	N/A
Lipper High Yield Municipal Debt Funds Average[1]	-15.61%	-0.59%	1.49%
Barclays Capital High Yield Municipal Bond Index[2]	-17.71%	0.43%	2.54%
Standard & Poor’s (S&P) National High Yield Municipal Bond Index[3]	-18.50%	-0.06%	2.31%
Nuveen All-American Municipal Bond Fund
A Shares at NAV	-4.41%	2.19%	3.16%
A Shares at Offer	-8.42%	1.32%	2.72%
Lipper General Municipal Debt Funds Average[1]	-2.12%	2.20%	3.16%
Barclays Capital Municipal Bond Index[2]	3.11%	4.11%	4.78%
Standard & Poor’s (S&P) National Municipal Bond Index[3]	1.14%	3.84%	4.61%
Nuveen Insured Municipal Bond Fund
A Shares at NAV	0.33%	2.92%	3.68%
A Shares at Offer	-3.90%	2.03%	3.24%
Lipper Insured Municipal Debt Funds Average[1]	0.21%	2.56%	3.43%
Barclays Capital Insured Municipal Bond Index[2]	3.65%	4.23%	4.93%
Standard & Poor’s (S&P) National Insured Municipal Bond Index[3]	1.65%	3.91%	4.77%
Nuveen Intermediate Duration Municipal Bond Fund
A Shares at NAV	1.22%	3.22%	3.60%
A Shares at Offer	-1.80%	2.59%	3.28%
Lipper Intermediate Municipal Debt Funds Average[1]	2.49%	3.05%	3.79%
Barclays Capital 7-Year Municipal Bond Index[2]	6.85%	4.71%	5.07%
Standard & Poor’s (S&P) National Intermediate Municipal Bond Index[3]	5.12%	4.57%	5.00%
Nuveen Limited Term Municipal Bond Fund
A Shares at NAV	3.38%	3.15%	3.62%
A Shares at Offer	0.82%	2.62%	3.36%
Lipper Short-Intermediate Municipal Debt Funds Category Average[1]	2.98%	2.74%	3.30%
Barclays Capital 5-Year Municipal Bond Index[2]	7.26%	4.40%	4.76%
Standard & Poor’s (S&P) National Short Intermediate Municipal Bond Index[3]	5.72%	4.15%	4.52%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge (3.0% for the Nuveen Intermediate Duration Municipal Bond Fund and 2.5% for the Nuveen Limited Term Municipal Bond Fund). Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

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What strategies did you use to manage the Funds? How did these strategies influence performance during the twelve-month period?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years. Nuveen municipal bond portfolios are managed with a value-oriented approach and with close input from Nuveen’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen High Yield Municipal Bond Fund

Throughout the period, we continued to emphasize fundamental credit selection – choosing bonds that we believed offered the right combination of solid underlying credit quality and an attractive relative valuation.

While this is the investment process we follow in all types of market conditions, we looked to optimize our portfolio in light of the challenging municipal market. As previously noted, lower quality securities and certain sectors of the market did not perform well over this period. In response to these developments, we sought to improve the Fund’s credit quality by adding exposure of investment-grade bonds – those with credit ratings ranging from AAA to BBB. In some cases, these securities could be purchased at unusually attractive relative valuations, and they provided an opportunity to reduce the portfolio’s overall credit risk without sacrificing much total return potential.

At the same time, when the municipal market was in the process of bottoming around late December and early January, we found multiple opportunities to buy high-quality, lower-rated issues that we believed were quite undervalued. Over the final months of the period, the market often came to share this view, and these purchases saw significant price appreciation.

Whenever we found good opportunities to do so, we continued to emphasize essential-service bonds. These securities are issued to fund projects that are vital to their local communities and therefore, we believe, more likely to hold up in a recession. For instance, we recently added to our holdings in the electric utility sector.

To fund purchases, we took advantage of increased demand from retail investors, especially in the second half of the period. As market conditions improved, these investors became more active seekers of fundamentally sound municipal bonds. We sold bonds from a variety of sectors, included airline bonds, which because of their economic sensitivity we believed would underperform in a recession. We also sold some land-secured bond issues during periods of heightened demand for those securities.

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As we approached period end, we were positioning the portfolio opportunistically, with a somewhat-greater emphasis on investment-grade bonds than in the past because of the highly variable municipal market environment. Consistent with the Fund’s mandate, however, we remained heavily focused on higher-yielding, lower-rated tax-exempt debt. We relied upon our bottom-up, research-driven investment philosophy to buy what we believed were fundamentally sound bonds at historically low valuations. In our view, these moves may result in continued near-term volatility but could reward our shareholders well over the longer term.

Nuveen All-American Municipal Bond Fund

The Fund’s emphasis on lower-rated and longer-duration investments hampered performance in a market environment that favored higher-quality, shorter-maturity debt. However, our investment approach is long term in nature, and we remained focused on finding bonds and sectors offering the potential to provide strong total returns over the coming years.

Purchase activity focused on a variety of defensive sectors that we believed could hold up to serious economic challenges. For example, we bought some bonds issued by electric utilities and waste management companies – two services we believed customers would likely continue to pay for no matter how dark the economic outlook. Other purchases included corporate-backed municipal bonds as well as special-taxing-district and hospital bonds, two categories that we believed were offering particularly good values early in 2009.

We saw periodic opportunities to invest in lower-rated issues at unusually appealing prices. For example, we recently purchased BBB- charter school bonds yielding roughly 9% – considerably higher than we would typically see for a bond issue of such underlying credit quality. We believe these and other high-yielding bonds could provide significant long-term value potential for our shareholders. They helped enable us to raise the Fund’s dividend several times during the year, even in light of a very challenging market.

Despite periodic purchases of lower-rated bonds and a modest increase in the portfolio’s weighting in securities rated BBB and lower, the average credit quality in the Fund remained high, with roughly two-thirds of the portfolio held in investment-grade securities.

Nuveen Insured Municipal Bond Fund

Over this period, we sought to take advantage of market conditions where we could by putting an investment focus on essential-service municipal bonds with strong underlying

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credit quality. The Fund’s new investments tended to emphasize securities with longer maturities, as we felt that the Fund’s duration – the price sensitivity of its bonds to interest-rate changes – was somewhat short relative to our target. With the yield curve extremely steep by historical standards, we saw an opportunity to take advantage of relatively high yields and low prices, setting the stage, we believe, for strong total-return potential should the curve revert to a more normal slope. Consistent with the Fund’s mandate, we focused primarily on very-high-quality bond issues – a prudent approach, in our view, given the concerns that many investors had about the municipal market for much of the period.

Overall, new purchase activity was relatively modest, in part because of limited supply of new insured debt to select from. A number of municipal insurance companies saw their credit ratings downgraded during the period, and this led to a reduction in the number of insured municipal securities available for purchase in the marketplace. When we did make purchases, the proceeds came from bond redemptions as well as the sale of some of our very-short-maturity holdings, for which demand was strong and whose total-return prospects we believed were more limited.

Nuveen Intermediate Duration Municipal Bond Fund

Our management activity in the Intermediate Duration Fund was somewhat limited during the period. We maintained an emphasis on essential-service municipal debt, which we favored for its defensive characteristics in a recessionary economic environment. We also invested opportunistically, taking advantage of unusual values available in a volatile municipal market. We were able to purchase a number of bonds trading at what we saw as exceptionally low prices given their relatively solid underlying credit quality. Generally speaking, however, we were comfortable with the Fund’s overall positioning and, to maintain a sufficiently balanced portfolio, avoided excessive exposure to bonds in lower credit rating categories.

New purchases during the period generally focused on bonds with maturities of roughly 15 to 20 years – representing the longer end of our investment universe. Through this approach, we were trying to position the Fund to benefit from what we expect will eventually be a narrowing of the difference between relatively high long-term municipal yields and relatively low short-term yields.

To fund some of our purchases, we used the proceeds of bond maturities. We also sold some shorter-dated securities that were benefiting from strong demand. This was especially true of advance refunded issues, which investors prized for their extremely short maturities and high degree of credit quality.

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Nuveen Limited Term Municipal Bond Fund

With the municipal market environment looking dire at times, we increased our focus on essential-service bonds. These included a variety of core municipal service providers such as school districts, utilities, water/sewer, and other tax-backed bonds, all of which are sectors that we saw as more likely to do well even if the economy continued to lag. Most of our purchases in these sectors tended to be of very high credit quality.

At the same time, we also maintained a highly opportunistic approach. We saw a tremendous amount of selling activity, much of it seemingly indiscriminate and desperate – even among bonds we knew quite well through our research and which we felt were highly creditworthy. We saw these as good opportunities to buy some solid bonds at extremely attractive valuations. Because of the wide variety of purchase opportunities available, we had little difficulty integrating these purchases within our overall portfolio management goals – maintaining our desired duration and a balanced, broadly diversified portfolio.

The Fund’s duration positioning involved greater exposure to very-short-term and very-long-term bonds in order to maintain the limited-term characteristics of the overall portfolio. In our view, having this long-dated exposure could add to performance if the spread between long- and short-term rates narrows closer to historical averages. If such a scenario occurs, longer-term bonds could do very well in the months and years ahead – a reversal of the conditions we saw during the reporting period.

Throughout the period, we maintained a somewhat higher-than-usual weighting in cash and cash equivalent securities. In part, this was related to our duration management efforts to balance some of the portfolio’s longer-dated holdings. This approach also allowed us to keep some funds on hand to take advantage of the unusually compelling investment opportunities that we were finding at various times throughout the year.

Recent Developments Regarding Bond Insurance Companies

Another factor that had an impact on the performance of these Funds was their positions in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. At the time this report was prepared, there were no bond insurers rated AAA by all three of the major rating agencies (Moody’s Investor Service, S&P and Fitch) and at least one rating agency has placed each insurer on “negative credit watch,” “credit watch evolving,” “credit outlook developing,” or “rating withdrawn,” which may presage one or more rating reductions in the future. As concern increased about the balance sheets of insurers, prices on insured bonds – especially those bonds issued by weaker underlying credits – declined, detracting from the Funds’ performance. By the end of this period,

Nuveen Investments	11

most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all these Funds continued to be well diversified, and it is important to note that municipal bonds historically have had a very low rate of default.

Dividend Information

During the reporting period, all share classes of the Nuveen High Yield Municipal Bond Fund experienced a dividend increase in August 2008. The Fund’s Class B and C Shares also saw dividend increases in May 2008, November 2008 and February 2009. The Fund’s Class I Shares had dividend decreases in November 2008 and February 2009. All share classes of the Nuveen All-American Municipal Bond Fund saw dividend increases in August 2008 and February 2009. The Class B and C Shares also experienced a November 2008 dividend increase and the Class B Shares experienced another dividend increase in May 2008 as well. The Nuveen Insured Municipal Bond Fund’s Class A and I Shares maintained their existing dividend. The Fund’s Class B and C Shares saw dividend increases in May 2008, while its Class B Shares had a dividend increase in November 2008 followed by a dividend decrease in February 2009. The Nuveen Intermediate Duration Municipal Bond Fund’s dividend remained the same across its A, B, and C Share classes, although the Fund’s Class I Shares had a dividend cut in November 2008. The Class A and C Shares of the Nuveen Limited Term Municipal Bond Fund maintained their dividend throughout the past year, while the Fund’s Class I Shares experienced one dividend reduction in August 2008.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders. As of April 30, 2009, all of the Funds except Nuveen High Yield Municipal Bond Fund had positive UNII balances for both financial statement purposes and for tax purposes. The Nuveen High Yield Municipal Bond Fund had a negative UNII balance for financial statement purposes and positive UNII balance for tax purposes.

12	Nuveen Investments

Nuveen High Yield Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen All-American Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective Barclays Capital Index. Returns would be different for the other share classes. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa while the Barclays Capital Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.2%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	13

Nuveen Insured Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Intermediate Duration Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective Barclays Capital Index. Returns would be different for the other share classes. The Barclays Capital Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Barclays Capital Municipal Bond Index with a maturity of at least one year and ratings of AAA/Aaa while the Barclays Capital 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.2% for the Nuveen Insured Municipal Bond Fund and 3.0% for Nuveen Intermediate Duration Municipal Bond Fund) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

14	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparison shows the change in value of a $10,000 investment in the Class A Shares of the Nuveen Limited Term Municipal Bond Fund compared with the Barclays Capital 5-Year Municipal Bond Index. Returns would be different for the other share classes. The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Limited Term Municipal Bond Fund returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (2.5%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	15

Fund Spotlight as of 4/30/09Nuveen High Yield Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	NHMAX	NHMBX	NHMCX	NHMRX
NAV	$12.73	$12.72	$12.73	$12.73
Latest Monthly Dividend[2]	$0.0960	$0.0885	$0.0905	$0.0980
Latest Ordinary Income Distribution[3]	$0.0078	$0.0078	$0.0078	$0.0078
Inception Date	6/07/99	6/07/99	6/07/99	6/07/99

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 4/30/09
A Shares	NAV	Offer
1-Year	-28.45%	-31.44%
5-Year	-3.78%	-4.60%
Since Inception	1.34%	0.90%
B Shares	w/o CDSC	w/CDSC
1-Year	-28.99%	-31.64%
5-Year	-4.49%	-4.64%
Since Inception	0.73%	0.73%
C Shares	NAV
1-Year	-28.87%
5-Year	-4.30%
Since Inception	0.79%
I Shares	NAV
1-Year	-28.33%
5-Year	-3.59%
Since Inception	1.54%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	9.05%	8.67%
30-Day Yield[4]	8.59%	—
SEC 30-Day Yield[4,5]	—	8.22%
Taxable-Equivalent Yield[5,6]	11.93%	11.42%
B Shares	NAV
Dividend Yield[4]	8.35%
30-Day Yield[4]	7.84%
Taxable-Equivalent Yield[6]	10.89%
C Shares	NAV
Dividend Yield[4]	8.53%
30-Day Yield[4]	8.04%
Taxable-Equivalent Yield[6]	11.17%
I Shares	NAV
Dividend Yield[4]	9.24%
SEC 30-Day Yield[4]	8.78%
Taxable-Equivalent Yield[6]	12.19%

Average Annual Total Returns as of 3/31/09
A Shares	NAV	Offer
1-Year	-31.67%	-34.53%
5-Year	-5.03%	-5.85%
Since Inception	0.80%	0.36%
B Shares	w/o CDSC	w/CDSC
1-Year	-32.21%	-34.74%
5-Year	-5.75%	-5.90%
Since Inception	0.19%	0.19%
C Shares	NAV
1-Year	-32.09%
5-Year	-5.57%
Since Inception	0.24%
I Shares	NAV
1-Year	-31.55%
5-Year	-4.86%
Since Inception	1.00%

Portfolio Statistics
Net Assets ($000)	$2,738,122
Average Effective Maturity on Securities (Years)	22.65
Average Duration	10.19

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.08%	1.08%	4/30/08
Class B	1.83%	1.83%	4/30/08
Class C	1.63%	1.63%	4/30/08
Class I	0.89%	0.89%	4/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid May 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2009.

3	Paid December 5, 2008. Ordinary income is subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

16	Nuveen Investments

Fund Spotlight as of 4/30/09 Nuveen High Yield Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/Limited	28.9%
Health Care	23.5%
Education and Civic Organizations	10.8%
Industrials	5.6%
Transportation	4.7%
Housing/Multifamily	4.6%
Long-Term Care	4.5%
Utilities	4.3%
Other	13.1%

States/U.S. Territories[2]
Florida	13.2%
California	11.2%
Illinois	8.4%
Colorado	8.2%
Texas	7.6%
Michigan	4.7%
Louisiana	3.4%
Ohio	3.4%
Missouri	2.6%
Alabama	2.5%
Arizona	2.4%
Indiana	2.1%
Tennessee	2.1%
New Jersey	1.9%
Pennsylvania	1.9%
Nevada	1.6%
Georgia	1.6%
South Carolina	1.5%
Other	19.7%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments, excluding investments in derivatives, as of April 30, 2009. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/09)	$916.60	$913.40	$914.40	$916.90	$1,019.89	$1,016.22	$1,017.21	$1,020.83
Expenses Incurred During Period	$4.70	$8.21	$7.26	$3.80	$4.96	$8.65	$7.65	$4.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .99%, 1.73%, 1.53% and ..80% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	17

Fund Spotlight as of 4/30/09 Nuveen All-American Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FLAAX	FAAMX	FAACX	FAARX
NAV	$9.54	$9.57	$9.55	$9.58
Latest Monthly Dividend[2]	$0.0430	$0.0370	$0.0385	$0.0445
Inception Date	10/03/88	2/05/97	6/02/93	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 4/30/09
A Shares	NAV	Offer
1-Year	-4.41%	-8.42%
5-Year	2.19%	1.32%
10-Year	3.16%	2.72%
B Shares	w/o CDSC	w/CDSC
1-Year	-5.14%	-8.77%
5-Year	1.42%	1.25%
10-Year	2.53%	2.53%
C Shares	NAV
1-Year	-4.88%
5-Year	1.62%
10-Year	2.59%
I Shares	NAV
1-Year	-4.22%
5-Year	2.38%
10-Year	3.36%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	5.41%	5.18%
30-Day Yield[3]	5.19%	—
SEC 30-Day Yield[3,4]	—	4.97%
Taxable-Equivalent Yield[4,5]	7.21%	6.90%
B Shares	NAV
Dividend Yield[3]	4.64%
30-Day Yield[3]	4.45%
Taxable-Equivalent Yield[5]	6.18%
C Shares	NAV
Dividend Yield[3]	4.84%
30-Day Yield[3]	4.65%
Taxable-Equivalent Yield[5]	6.46%
I Shares	NAV
Dividend Yield[3]	5.57%
SEC 30-Day Yield[3]	5.38%
Taxable-Equivalent Yield[5]	7.47%

Average Annual Total Returns as of 3/31/09
A Shares	NAV	Offer
1-Year	-5.91%	-9.90%
5-Year	1.07%	0.20%
10-Year	2.88%	2.44%
B Shares	w/o CDSC	w/CDSC
1-Year	-6.62%	-10.20%
5-Year	0.31%	0.14%
10-Year	2.27%	2.27%
C Shares	NAV
1-Year	-6.37%
5-Year	0.51%
10-Year	2.32%
I Shares	NAV
1-Year	-5.71%
5-Year	1.25%
10-Year	3.08%

Portfolio Statistics
Net Assets ($000)	$436,466
Average Effective Maturity on Securities (Years)	16.80
Average Duration	8.13

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.91%	0.89%	4/30/08
Class B	1.66%	1.65%	4/30/08
Class C	1.46%	1.44%	4/30/08
Class I	0.71%	0.70%	4/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid May 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2009.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

18	Nuveen Investments

Fund Spotlight as of 4/30/09 Nuveen All-American Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/Limited	20.3%
Health Care	16.9%
Utilities	15.6%
Education and Civic Organizations	8.9%
U.S. Guaranteed	8.0%
Transportation	6.7%
Housing/Single Family	5.6%
Tax Obligation/General	4.0%
Other	14.0%

States/U.S. Territories[2]
Illinois	7.2%
New York	6.9%
Louisiana	6.3%
Florida	6.0%
California	5.7%
Wisconsin	5.4%
Tennessee	5.0%
Texas	5.0%
New Jersey	4.8%
Alabama	3.3%
New Hampshire	3.2%
Indiana	3.2%
Michigan	3.1%
South Carolina	3.1%
Massachusetts	2.6%
Washington	2.3%
North Carolina	2.0%
Ohio	1.9%
Connecticut	1.9%
Minnesota	1.7%
Other	19.4%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments, excluding investments in derivatives, as of April 30, 2009. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/09)	$1,076.10	$1,071.60	$1,072.80	$1,076.80	$1,020.78	$1,017.06	$1,018.05	$1,021.72
Expenses Incurred During Period	$4.17	$8.01	$6.99	$3.19	$4.06	$7.80	$6.80	$3.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and ..62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	19

Fund Spotlight as of 4/30/09 Nuveen Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	NMBIX	NMBBX	NMBKX	NITNX
NAV	$10.02	$10.04	$9.96	$10.00
Latest Monthly Dividend[2]	$0.0375	$0.0310	$0.0325	$0.0390
Inception Date	9/06/94	2/04/97	9/07/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 4/30/09
A Shares	NAV	Offer
1-Year	0.33%	-3.90%
5-Year	2.92%	2.03%
10-Year	3.68%	3.24%
B Shares	w/o CDSC	w/CDSC
1-Year	-0.44%	-4.28%
5-Year	2.16%	1.99%
10-Year	3.06%	3.06%
C Shares	NAV
1-Year	-0.28%
5-Year	2.35%
10-Year	3.13%
I Shares	NAV
1-Year	0.51%
5-Year	3.12%
10-Year	3.90%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.49%	4.30%
30-Day Yield[3]	3.44%	—
SEC 30-Day Yield[3,4]	—	3.29%
Taxable-Equivalent Yield[4,5]	4.78%	4.57%
B Shares	NAV
Dividend Yield[3]	3.71%
30-Day Yield[3]	2.69%
Taxable-Equivalent Yield[5]	3.74%
C Shares	NAV
Dividend Yield[3]	3.92%
30-Day Yield[3]	2.89%
Taxable-Equivalent Yield[5]	4.01%
I Shares	NAV
Dividend Yield[3]	4.68%
SEC 30-Day Yield[3]	3.64%
Taxable-Equivalent Yield[5]	5.06%

Average Annual Total Returns as of 3/31/09
A Shares	NAV	Offer
1-Year	-0.33%	-4.48%
5-Year	2.01%	1.14%
10-Year	3.52%	3.08%
B Shares	w/o CDSC	w/CDSC
1-Year	-1.10%	-4.91%
5-Year	1.24%	1.08%
10-Year	2.91%	2.91%
C Shares	NAV
1-Year	-0.84%
5-Year	1.46%
10-Year	2.97%
I Shares	NAV
1-Year	-0.15%
5-Year	2.21%
10-Year	3.72%

Portfolio Statistics
Net Assets ($000)	$792,095
Average Effective Maturity on Securities (Years)	14.21
Average Duration	6.19

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.99%	0.98%	4/30/08
Class B	1.74%	1.73%	4/30/08
Class C	1.54%	1.53%	4/30/08
Class I	0.79%	0.78%	4/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid May 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2009.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

20	Nuveen Investments

Fund Spotlight as of 4/30/09 Nuveen Insured Municipal Bond Fund

Bond Credit Quality 1,2

Primarily all of the Fund’s net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

Industries[2]
U.S. Guaranteed	25.3%
Transportation	19.3%
Tax Obligation/Limited	15.9%
Tax Obligation/General	14.9%
Utilities	6.4%
Health Care	6.1%
Other	12.1%

States/U.S. Territories[2]
California	17.3%
Texas	8.6%
Washington	8.6%
Michigan	6.5%
Indiana	5.8%
Illinois	4.5%
Alabama	4.2%
Tennessee	3.9%
Florida	3.0%
New York	3.0%
New Jersey	3.0%
Colorado	2.9%
Massachusetts	2.5%
Louisiana	2.3%
Ohio	2.2%
Georgia	2.1%
Other	19.6%

Insurers[3]
MBIA	33.7%
FSA	22.1%
AMBAC	21.2%
FGIC	19.1%
Other	3.9%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of April 30, 2009. Holdings are subject to change.

3	As a percentage of total Insured investments as of April 30, 2009. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/09)	$1,073.60	$1,069.40	$1,069.70	$1,073.70	$1,020.78	$1,017.11	$1,018.10	$1,021.77
Expenses Incurred During Period	$4.16	$7.95	$6.93	$3.14	$4.06	$7.75	$6.76	$3.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.55%, 1.35% and ..61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	21

Fund Spotlight as of 4/30/09 Nuveen Intermediate Duration Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	NMBAX	NUMBX	NNSCX	NUVBX
NAV	$8.54	$8.57	$8.57	$8.56
Latest Monthly Dividend[2]	$0.0280	$0.0225	$0.0240	$0.0290
Latest Ordinary Income Distribution[3]	$0.0022	$0.0022	$0.0022	$0.0022
Inception Date	6/13/95	2/07/97	6/13/95	11/29/76

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 3.0% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 4/30/09
A Shares	NAV	Offer
1-Year	1.22%	-1.80%
5-Year	3.22%	2.59%
10-Year	3.60%	3.28%
B Shares	w/o CDSC	w/CDSC
1-Year	0.43%	-3.46%
5-Year	2.46%	2.28%
10-Year	2.99%	2.99%
C Shares	NAV
1-Year	0.76%
5-Year	2.66%
10-Year	3.03%
I Shares	NAV
1-Year	1.51%
5-Year	3.44%
10-Year	3.81%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	3.93%	3.82%
30-Day Yield[4]	3.51%	—
SEC 30-Day Yield[4,5]	—	3.41%
Taxable-Equivalent Yield[5,6]	4.88%	4.74%
B Shares	NAV
Dividend Yield[4]	3.15%
30-Day Yield[4]	2.77%
Taxable-Equivalent Yield[6]	3.85%
C Shares	NAV
Dividend Yield[4]	3.36%
30-Day Yield[4]	2.96%
Taxable-Equivalent Yield[6]	4.11%
I Shares	NAV
Dividend Yield[4]	4.07%
SEC 30-Day Yield[4]	3.71%
Taxable-Equivalent Yield[6]	5.15%

Average Annual Total Returns as of 3/31/09
A Shares	NAV	Offer
1-Year	-0.46%	-3.44%
5-Year	2.31%	1.68%
10-Year	3.40%	3.08%
B Shares	w/o CDSC	w/CDSC
1-Year	-1.22%	-5.05%
5-Year	1.56%	1.39%
10-Year	2.78%	2.78%
C Shares	NAV
1-Year	-0.90%
5-Year	1.76%
10-Year	2.84%
I Shares	NAV
1-Year	-0.16%
5-Year	2.53%
10-Year	3.62%

Portfolio Statistics
Net Assets ($000)	$2,325,808
Average Effective Maturity on Securities (Years)	8.35
Average Duration	4.69

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.75%	0.74%	4/30/08
Class B	1.50%	1.49%	4/30/08
Class C	1.30%	1.29%	4/30/08
Class I	0.55%	0.54%	4/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid May 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2009.

3	Paid December 5, 2008. Ordinary income is subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

22	Nuveen Investments

Fund Spotlight as of 4/30/09 Nuveen Intermediate Duration Municipal Bond Fund

Bond Credit Quality 1,2

Industries[2]
Tax Obligation/Limited	24.9%
Health Care	14.8%
Tax Obligation/General	14.7%
U.S. Guaranteed	13.8%
Utilities	11.9%
Consumer Staples	5.9%
Other	14.0%

States/U.S. Territories[2]
New York	11.0%
Illinois	6.9%
Texas	6.8%
California	6.7%
Massachusetts	6.3%
Florida	6.2%
Michigan	5.6%
New Jersey	5.4%
Louisiana	3.8%
Wisconsin	3.4%
Washington	2.9%
Puerto Rico	2.7%
Colorado	2.6%
Ohio	2.5%
Alabama	2.5%
North Carolina	2.4%
Tennessee	2.3%
Missouri	2.2%
Other	17.8%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments, excluding investments in derivatives, as of April 30, 2009. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (11/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/09)	$1,057.70	$1,053.30	$1,055.70	$1,059.60	$1,021.03	$1,017.31	$1,018.30	$1,021.97
Expenses Incurred During Period	$3.88	$7.69	$6.68	$2.91	$3.81	$7.55	$6.56	$2.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .76%, 1.51%, 1.31% and ..57% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	23

Fund Spotlight as of 4/30/09 Nuveen Limited Term Municipal Bond Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbol	FLTDX	FLTCX	FLTRX
NAV	$10.60	$10.57	$10.54
Latest Monthly Dividend[2]	$0.0315	$0.0285	$0.0330
Latest Ordinary Income Distribution[3]	$0.0015	$0.0015	$0.0015
Inception Date	10/19/87	12/01/95	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 2.5% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 4/30/09

A Shares	NAV	Offer
1-Year	3.38%	0.82%
5-Year	3.15%	2.62%
10-Year	3.62%	3.36%

C Shares	NAV
1-Year	3.04%
5-Year	2.79%
10-Year	3.27%

I Shares	NAV
1-Year	3.59%
5-Year	3.35%
10-Year	3.82%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	3.57%	3.48%
30-Day Yield[4]	2.65%	—
SEC 30-Day Yield[4,5]	—	2.59%
Taxable-Equivalent Yield[5,6]	3.68%	3.60%

C Shares	NAV
Dividend Yield[4]	3.24%
30-Day Yield[4]	2.32%
Taxable-Equivalent Yield[6]	3.22%

I Shares	NAV
Dividend Yield[4]	3.76%
SEC 30-Day Yield[4]	2.86%
Taxable-Equivalent Yield[6]	3.97%

Average Annual Total Returns as of 3/31/09

A Shares	NAV	Offer
1-Year	2.41%	-0.12%
5-Year	2.61%	2.09%
10-Year	3.55%	3.28%

C Shares	NAV
1-Year	1.97%
5-Year	2.23%
10-Year	3.18%

I Shares	NAV
1-Year	2.52%
5-Year	2.79%
10-Year	3.73%

Portfolio Statistics
Net Assets ($000)	$1,230,969
Average Effective Maturity on Securities (Years)	4.80
Average Duration	3.46

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.72%	0.70%	4/30/08
Class C	1.07%	1.05%	4/30/08
Class I	0.52%	0.50%	4/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

2	Paid May 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2009.

3	Paid December 5, 2008. Ordinary income is subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

24	Nuveen Investments

Fund Spotlight as of 4/30/09 Nuveen Limited Term Municipal Bond Fund

Bond Credit Quality 1,2

Industries[2]
Tax Obligation/Limited	18.1%
U.S. Guaranteed	16.2%
Tax Obligation/General	15.6%
Utilities	13.7%
Health Care	12.8%
Education and Civic Organizations	8.2%
Transportation	4.9%
Other	10.5%

States/U.S. Territories2

Texas	9.1%
New York	7.6%
Massachusetts	7.1%
Florida	6.8%
New Jersey	6.5%
Pennsylvania	5.6%
California	5.1%
Illinois	4.5%
Maryland	4.2%
Colorado	3.2%
South Carolina	3.0%
Alabama	3.0%
Indiana	2.6%
North Carolina	2.6%
Georgia	2.2%
Washington	2.1%
Virginia	2.1%
Wisconsin	2.0%
Michigan	1.9%
Other	18.8%

1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of April 30, 2009. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (11/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/09)	$1,049.00	$1,047.30	$1,050.20	$1,021.17	$1,019.44	$1,022.12
Expenses Incurred During Period	$3.71	$5.48	$2.75	$3.66	$5.41	$2.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .73%, 1.08% and .54% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	25

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	National – 0.2%

$4,000	Charter Mac Equity Issuer Trust, Preferred Shares, Series 2004A-4, 5.750%, 12/31/45 (Mandatory put 4/30/15) (Alternative Minimum Tax)	4/15 at 100.00	Aaa	$4,086,200

594	MMA Financial Multifamily Securitization Trust, Class B Certificates, Series 2005A, 9.000%, 6/01/39 (Alternative Minimum Tax)	8/09 at 102.00	N/R	558,443

1,554	MMA Financial Mutlifamily Securitization Trust, Class B Certificates, Series 2005B, 9.000%, 7/01/40 (Alternative Minimum Tax)	8/09 at 100.00	N/R	1,289,975
6,148	Total National			5,934,618
	Alabama – 2.5%

3,385	Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series 2007B, Drivers Trust 1954, 12.033%, 4/01/38 (Alternative Minimum Tax) (IF)	4/16 at 100.00	Aaa	2,618,296

16,000	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	10,669,280

25,450	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30 (4)	11/15 at 100.00	Baa1	16,309,633

8,050	Butler Industrial Development Board, Alabama, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation, Series 2004, 5.750%, 9/01/28 (Alternative Minimum Tax)	9/14 at 100.00	B	5,061,599

4,315	Courtland Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, International Paper Company, Refunding Series 2006A, 5.000%, 8/01/27 (Alternative Minimum Tax)	8/11 at 100.00	BBB	2,822,226

2,500	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	1,744,450

5,025	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	3,579,157

2,400	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.500%, 1/01/21 – FSA Insured	1/14 at 100.00	AAA	2,143,344

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital, Series 2006:

1,635	4.750%, 3/01/26	3/16 at 100.00	Baa2	1,191,392

3,025	4.750%, 3/01/36	3/16 at 100.00	Baa2	1,931,432

8,600	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	6,589,922

900	Prattville Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, International Paper Co. Projects, Series 2006A, 4.550%, 12/01/26	12/11 at 100.00	BBB	664,182

	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001A:

10	7.650%, 1/01/11 (11)	No Opt. Call	N/R	7,300

2,365	8.125%, 1/01/21 (11)	1/11 at 102.00	N/R	1,726,450

1,420	8.250%, 1/01/31 (11)	1/11 at 102.00	N/R	1,036,600

2,630	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001B, 7.250%, 1/01/06 (11)	No Opt. Call	N/R	1,919,900

	Sylacauga Health Care Authority, Alabama, Revenue Bonds, Coosa Valley Medical Center, Series 2005A:

2,000	6.000%, 8/01/25	8/15 at 100.00	N/R	1,443,380

13,045	6.000%, 8/01/35	8/15 at 100.00	N/R	8,297,794
102,755	Total Alabama			69,756,337

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alaska – 0.1%

$1,000	Alaska Municipal Bond Bank Authority, Revenue Bonds, Series 2009, 5.750%, 9/01/33	9/18 at 100.00	A+		$1,032,720

1,000	Aleutians East Burough Project, Alaska, Revenue Bonds, Series 2006, 5.500%, 6/01/36 – ACA Insured	6/16 at 100.00	N/R		493,660

	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:

2,000	5.000%, 6/01/32	6/14 at 100.00	Baa3		1,199,980

50	5.000%, 6/01/46	6/14 at 100.00	Baa3		26,183
4,050	Total Alaska				2,752,543
	Arizona – 2.4%

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health System, Tender Option Bond Trust 2008-1097:

3,500	9.674%, 1/01/31 (IF)	1/18 at 100.00	A+		3,152,275

425	9.170%, 1/01/35 (IF)	1/18 at 100.00	A+		337,879

1,000	9.170%, 1/01/35 (IF)	1/18 at 100.00	A+		795,010

250	9.170%, 1/01/35 (IF)	1/18 at 100.00	A+		198,753

5,880	8.589%, 1/01/35 (IF)	1/18 at 100.00	A+		4,674,659

40	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Series 1999A, 6.250%, 11/15/29 (Pre-refunded 11/15/09)	11/09 at 100.00	Baa3	(7)	41,128

769	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/10 at 102.00	N/R		682,080

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005:

1,400	4.625%, 12/01/26	12/15 at 100.00	BBB		1,097,530

1,185	4.625%, 12/01/27	12/15 at 100.00	BBB		913,208

1,700	4.700%, 12/01/28	12/15 at 100.00	BBB		1,297,508

345	4.750%, 12/01/29	12/15 at 100.00	BBB		261,296

1,855	4.750%, 12/01/30	12/15 at 100.00	BBB		1,387,002

200	5.000%, 12/01/35	12/15 at 100.00	BBB		151,242

20,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.250%, 11/01/41 (Mandatory put 11/01/11) (Alternative Minimum Tax)	5/09 at 100.00	N/R		19,335,200

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/11 at 103.00	CC		4,621,277

1,820	Maricopa County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Rainbow Valley Landfill Project, Series 1999A, 7.500%, 12/01/20 (Alternative Minimum Tax)	6/09 at 100.00	N/R		1,596,231

1,195	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/15)	4/15 at 100.00	BBB	(7)	1,352,740

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R		268,846

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:

240	6.375%, 11/01/13	11/11 at 103.00	N/R		231,209

790	7.250%, 11/01/23	11/11 at 103.00	N/R		684,962

1,710	7.500%, 11/01/33	11/11 at 103.00	N/R		1,405,620

Nuveen Investments	27

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$2,470	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Franklin Phonetic Charter School, Series 2006, 5.750%, 7/01/36	7/16 at 100.00	N/R	$1,598,880

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	401,792

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:

450	6.000%, 6/01/16	No Opt. Call	N/R	401,877

1,240	6.250%, 6/01/26	6/16 at 100.00	N/R	929,926

3,000	6.375%, 6/01/36	6/16 at 100.00	N/R	2,086,290

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:

250	5.875%, 6/01/22	6/16 at 100.00	BB	174,130

475	6.000%, 6/01/36	6/16 at 100.00	BB	282,877

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Trust 2835, 15.310%, 9/01/39 (IF)	3/18 at 100.00	AA	2,447,843

2,500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Series 2007, 5.000%, 12/01/32	No Opt. Call	A	1,746,150

2,500	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32	4/17 at 100.00	N/R	1,863,600

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:

1,620	5.850%, 9/01/24	9/14 at 100.00	BBB–	1,283,137

1,035	6.125%, 9/01/34	9/14 at 100.00	BBB–	756,947

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:

100	5.200%, 7/01/13	No Opt. Call	N/R	89,419

500	5.400%, 7/01/15	No Opt. Call	N/R	424,660

700	5.500%, 7/01/16	No Opt. Call	N/R	579,796

3,954	5.750%, 7/01/22	7/16 at 100.00	N/R	2,781,718

5,912	6.000%, 7/01/30	7/16 at 100.00	N/R	3,676,200

1,520	Winslow Industrial Development Authority, Arizona, Hospital Revenue Bonds, Winslow Memorial Hospital, Series 1998, 5.500%, 6/01/22	6/09 at 100.00	N/R	1,127,384
83,385	Total Arizona			67,138,281
	Arkansas – 0.2%

55	Calhoun County, Arkansas, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation Project, Series 2001, 6.375%, 11/01/26 (Alternative Minimum Tax)	11/11 at 101.00	B2	38,075

10,910	Little River County, Arkansas, Revenue Refunding Bonds, Georgia-Pacific Corporation, Series 1998, 5.600%, 10/01/26 (Alternative Minimum Tax)	10/09 at 100.00	B2	6,569,675
10,965	Total Arkansas			6,607,750
	California – 11.3%

	American Canyon Financing Authority, California, Infrastructure Revenue Bonds, American Canyon Road East AD, Series 2005:

2,000	5.000%, 9/02/30	9/14 at 102.00	N/R	1,344,080

3,390	5.100%, 9/02/35	9/14 at 102.00	N/R	2,201,398

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	No Opt. Call	N/R	154,476

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009, Trust 2985-1:

$1,085	16.169%, 4/01/31 (IF)	4/17 at 100.00	AA	$1,121,543

2,185	16.220%, 4/01/39 (IF)	4/18 at 100.00	AA	2,064,563

500	16.220%, 4/01/39 (IF)	4/18 at 100.00	AA	472,440

1,250	14.078%, 4/01/39 (IF)	4/18 at 100.00	AA	1,181,100

1,250	18.215%, 4/01/43 (IF)	4/18 at 100.00	AA	1,355,025

1,000	16.719%, 4/01/47 (IF)	4/18 at 100.00	AA	928,340

1,250	16.420%, 4/01/47 (IF)	4/18 at 100.00	AA	1,160,425

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R	828,177

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:

1,455	5.500%, 9/01/24	9/14 at 102.00	N/R	1,129,720

1,875	5.800%, 9/01/35	9/14 at 102.00	N/R	1,357,031

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:

1,730	5.600%, 9/01/25	9/15 at 102.00	N/R	1,348,708

2,315	5.650%, 9/01/30	9/15 at 102.00	N/R	1,701,733

2,500	5.700%, 9/01/35	9/15 at 102.00	N/R	1,780,275

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B:

960	5.350%, 9/01/28	9/15 at 102.00	N/R	698,458

1,435	5.400%, 9/01/35	9/15 at 102.00	N/R	969,572

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:

855	5.500%, 9/01/29	9/14 at 102.00	N/R	627,288

2,065	5.500%, 9/01/35	9/14 at 102.00	N/R	1,418,097

685	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B, 5.000%, 9/01/27	9/09 at 102.50	N/R	480,103

3,260	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32	8/17 at 102.00	N/R	2,376,344

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	BBB	3,711,120

4,700	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15	5/09 at 100.00	CCC	3,617,966

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, Trust 3299:

3,910	16.384%, 11/15/42 (IF)	11/16 at 100.00	Aa3	3,654,560

4,640	15.108%, 11/15/43 (IF)	11/15 at 100.00	Aa3	4,031,650

5,015	16.588%, 11/15/46 (IF)	11/16 at 100.00	Aa3	4,585,315

17,395	15.324%, 11/15/48 (IF)	5/18 at 100.00	Aa3	15,522,950

5,400	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2007M, Trust 1022, 9.170%, 2/01/30 (Alternative Minimum Tax) (IF)	2/17 at 100.00	Aa2	2,988,900

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	1,662,960

Nuveen Investments	29

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:

$1,000	6.750%, 10/01/28	No Opt. Call	N/R	$809,120

1,000	7.000%, 10/01/39	No Opt. Call	N/R	786,620

320	California Municipal Finance Authority, Revenue Bonds, University Students Coop Association, Series 2007, 4.750%, 4/01/27	4/17 at 100.00	BBB–	223,152

1,000	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.000%, 2/01/21	2/17 at 100.00	Baa2	836,500

1,980	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1989, 6.750%, 9/01/19 (Alternative Minimum Tax)	9/09 at 100.00	Baa3	1,976,119

9,000	California Pollution Control Financing Authority, Solid Waste Revenue Bonds, Keller Canyon Landfill Company, Series 1992, 6.875%, 11/01/27 (Alternative Minimum Tax)	5/09 at 100.00	BBB	8,998,920

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)	No Opt. Call	BB	25,498,830

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 17.519%, 7/01/47 – FSA Insured (IF)	7/18 at 100.00	AAA	2,318,512

3,145	California Statewide Community Development Authority, Charter School Revenue Bonds, Lionel Wilson College Preparatory Academy, Series 2001A, 7.250%, 8/01/31	8/09 at 100.00	N/R	2,632,145

	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007:

425	9.125%, 6/01/13	No Opt. Call	N/R	415,837

1,000	5.625%, 6/01/33	6/17 at 102.00	N/R	593,680

625	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	7/09 at 102.00	N/R	461,575

495	California Statewide Community Development Authority, Revenue Bonds, Brentwood Infrastructure Program, Series 2005A, 5.200%, 9/02/25	9/09 at 103.00	N/R	367,780

5,390	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	3,318,785

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:

1,215	5.250%, 7/01/30	7/15 at 100.00	BBB	855,166

590	5.250%, 7/01/35	7/15 at 100.00	BBB	400,091

2,925	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	2,350,179

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:

2,425	5.000%, 11/01/21	11/16 at 100.00	N/R	1,728,055

1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	841,425

800	5.000%, 11/01/29	11/16 at 100.00	N/R	482,728

3,640	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Trust 2635, 14.611%, 4/01/31 – BHAC Insured (IF)	4/17 at 100.00	AAA	3,819,889

620	California Statewide Community Development Authority, Revenue Bonds, Live Oak School, Series 2000, 6.250%, 10/01/12	No Opt. Call	N/R	649,785

4,405	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	2,632,604

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,010	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	$819,241

4,260	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 4, Series 2006, 4.500%, 10/01/41 – AMBAC Insured	10/17 at 100.00	A	3,406,040

715	Chawanakee Unified School District, Madera County, California, Certificates of Participation, Series 2009B, 6.875%, 5/01/29	6/09 at 100.00	A–	715,086

	Chino, California, Community Facilities District 03-3 Improvement Area 2 Special Tax Bonds, Series 2006:

1,000	5.000%, 9/01/26	3/16 at 100.00	N/R	706,180

5,310	5.000%, 9/01/31	3/16 at 100.00	N/R	3,469,289

2,000	5.000%, 9/01/36	3/16 at 100.00	N/R	1,249,940

4,500	Corona, California, Special Tax Bonds, Community Facilities District 2002-1, Dos Lagos, Series 2005A, 5.050%, 9/01/34	9/15 at 100.00	N/R	2,919,600

210	Eastern California Municipal Water District, Community Facilities District 2005-40 Mahogany Special Tax Bonds, Series 2006, 5.000%, 9/01/36	9/09 at 102.00	N/R	131,244

410	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	9/09 at 102.00	N/R	264,835

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:

1,500	5.200%, 9/01/27	9/15 at 102.00	N/R	646,260

2,800	5.250%, 9/01/37	9/15 at 102.00	N/R	1,083,796

2,610	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	1,757,678

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:

2,975	5.000%, 6/01/33	6/17 at 100.00	BBB	1,901,828

13,290	5.750%, 6/01/47	6/17 at 100.00	BBB	7,652,382

4,000	5.125%, 6/01/47	6/17 at 100.00	BBB	2,062,840

31,935	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A	25,078,236

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	378,922

125	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	9/09 at 103.00	N/R	120,784

	Independent Cities Lease Finance Authority, California, Revenue Bonds, El Granada Mobile Home Park, Series 2004A:

640	6.000%, 5/15/34	5/14 at 100.00	N/R	506,138

790	6.125%, 5/15/38	5/14 at 100.00	N/R	623,421

2,500	6.450%, 5/15/44	5/14 at 100.00	N/R	2,036,450

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	2,558,356

1,015	Independent Cities Lease Finance Authority, California, Subordinate Lien Revenue Bonds, El Granada Mobile Home Park, Series 2004B, 6.500%, 5/15/44	5/14 at 100.00	N/R	768,223

Nuveen Investments	31

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005:

$2,050	5.100%, 9/01/30	9/15 at 102.00	N/R	$1,370,815

3,825	5.150%, 9/01/35	9/15 at 102.00	N/R	2,452,973

	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006:

630	5.050%, 9/01/26	9/16 at 100.00	N/R	447,779

1,830	5.125%, 9/01/36	9/16 at 100.00	N/R	1,161,007

2,500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	1,996,275

1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	899,844

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:

3,000	5.100%, 9/01/26	9/09 at 103.00	N/R	2,174,580

3,750	5.150%, 9/01/36	9/09 at 103.00	N/R	2,438,925

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1, Series 2005:

1,195	5.250%, 9/01/30	9/15 at 102.00	N/R	763,784

1,225	5.250%, 9/01/35	9/15 at 102.00	N/R	744,469

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:

910	5.200%, 9/01/26	9/14 at 100.00	N/R	648,102

4,660	5.250%, 9/01/37	9/14 at 100.00	N/R	2,958,401

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:

980	5.200%, 9/01/26	9/12 at 102.00	N/R	719,428

1,100	5.350%, 9/01/36	9/12 at 102.00	N/R	739,431

4,500	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/12 at 102.00	N/R	2,972,565

2,000	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District of Mountain House, Series 2002, 6.375%, 9/01/32	9/12 at 101.00	N/R	1,623,720

4,050	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	3,036,974

630	Lincoln, California, Community Facility District 2006-1 Area 2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	N/R	435,065

2,460	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/21	12/15 at 100.00	BBB	2,018,553

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 19.404%, 6/01/34 (IF)	6/19 at 100.00	AA	3,015,150

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006:

625	5.200%, 9/01/26	9/15 at 100.00	N/R	473,106

1,000	5.250%, 9/01/36	9/15 at 100.00	N/R	684,540

560	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facility District 2003-2, Improvement Area A, 5.000%, 9/01/36	9/14 at 102.00	N/R	377,037

5	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	3,759

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:

$1,270	5.250%, 9/01/26	9/14 at 103.00	N/R		$925,932

1,245	5.300%, 9/01/36	9/09 at 103.00	N/R		817,629

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Moorpark Highlands Project, Series 2006:

1,820	5.250%, 9/01/26	9/16 at 100.00	N/R		1,269,832

5,335	5.300%, 9/01/38	9/16 at 100.00	N/R		3,295,376

220	Moreno Valley Unified School District, Riverside County, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R		156,794

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R		403,243

	Moreno Valley, California, Community Facilities District 5, Special Tax Bonds, Series 2007:

1,010	5.000%, 9/01/27	9/17 at 100.00	N/R		707,889

1,325	5.000%, 9/01/37	9/17 at 100.00	N/R		835,227

850	Multifamily Housing Revenue Bond Pass-Through Certificates, California, Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R		753,525

	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B:

365	5.375%, 9/01/26	9/16 at 100.00	N/R		275,517

550	5.450%, 9/01/38	9/16 at 100.00	N/R		374,105

1,755	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.400%, 9/01/35	9/15 at 101.00	N/R		1,130,150

580	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/09 at 102.50	N/R		405,437

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:

1,290	5.100%, 9/01/30	9/15 at 102.00	N/R		851,465

2,475	5.150%, 9/01/35	9/15 at 102.00	N/R		1,565,809

	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005:

515	5.000%, 9/01/24	9/12 at 102.00	N/R		378,165

1,500	5.100%, 9/01/28	9/12 at 102.00	N/R		1,054,335

1,050	5.150%, 9/01/32	9/12 at 102.00	N/R		701,211

1,390	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R		928,034

2,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/11 at 102.00	N/R		1,579,260

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–		965,131

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	2/12 at 100.00	BBB–		898,331

3,575	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.875%, 11/01/30 – FGIC Insured	5/10 at 100.00	A1		3,252,821

30	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.875%, 11/01/30 (Pre-refunded 5/01/10) – FGIC Insured	5/10 at 100.00	A1	(7)	31,358

Nuveen Investments	33

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:

$1,000	5.000%, 12/15/26	12/12 at 100.00	Baa3	$663,060

1,750	5.000%, 12/15/33	12/12 at 100.00	Baa3	1,051,190

2,150	Riverside Unified School District, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	1,374,130

2,955	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Series 2009, Trust 3017, 16.408%, 8/01/30 – MBIA Insured (IF)	8/15 at 100.00	AAA	2,918,949

	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006:

2,000	5.100%, 9/02/26	9/16 at 101.00	N/R	1,437,920

1,500	5.200%, 9/02/36	9/16 at 101.00	N/R	974,475

	Riverside, California, Special Tax Bonds, Community Facilities District 92-1 – Sycamore Canyon Business Park, Series 2005A:

1,000	5.125%, 9/01/25	9/15 at 101.00	N/R	733,350

2,000	5.300%, 9/01/34	9/15 at 101.00	N/R	1,338,040

3,500	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005, 5.200%, 9/01/36	9/15 at 100.00	N/R	2,050,510

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006:

235	5.000%, 9/01/18	3/14 at 103.00	N/R	183,140

645	5.100%, 9/01/20	9/16 at 100.00	N/R	478,345

2,370	5.200%, 9/01/26	9/16 at 100.00	N/R	1,573,443

3,255	5.250%, 9/01/37	9/16 at 100.00	N/R	1,910,522

4,175	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.250%, 9/01/36	9/16 at 100.00	N/R	2,466,256

460	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	295,849

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:

1,375	0.000%, 8/01/30	8/15 at 100.00	N/R	257,221

3,020	0.000%, 8/01/34	8/15 at 100.00	N/R	400,241

900	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	590,112

	Santa Ana Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 2004-1, Central Park Project, Series 2005:

1,180	4.950%, 9/01/25	9/15 at 100.00	N/R	842,874

1,050	5.050%, 9/01/30	9/15 at 100.00	N/R	704,645

2,320	5.100%, 9/01/35	9/15 at 100.00	N/R	1,492,781

6,125	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	3/10 at 100.00	N/R	4,245,789

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	1,666,475

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	561,744

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	N/R	$1,408,220

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:

4,000	5.375%, 6/01/38	6/15 at 100.00	BBB	2,415,680

500	5.500%, 6/01/45	6/15 at 100.00	BBB	277,035

4,050	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	3,348,783

	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B:

1,100	6.750%, 9/01/30	9/13 at 103.00	N/R	770,484

3,400	7.000%, 9/01/38	9/13 at 103.00	N/R	2,343,450

7,500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	4,469,925

1,200	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2007A, 5.250%, 8/01/09	No Opt. Call	N/R	1,194,864

3,900	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	2,369,055

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:

1,000	5.625%, 9/01/24	9/13 at 102.00	N/R	567,030

3,755	5.800%, 9/01/31	9/13 at 102.00	N/R	1,950,572

700	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	498,890

4,600	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	3,066,314

	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005:

2,575	5.000%, 9/01/23	3/15 at 100.00	N/R	1,826,654

7,270	5.125%, 9/01/35	3/15 at 100.00	N/R	4,444,587
455,840	Total California			309,204,045
	Colorado – 8.3%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:

3,000	6.125%, 12/01/25	12/15 at 100.00	N/R	1,950,510

5,380	6.250%, 12/01/35	12/15 at 100.00	N/R	3,134,173

18,375	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R	12,605,250

3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	2,918,300

4,250	Arkansas River Power Authority, Colorado, Power Improvement Bonds, Series 2008, 6.000%, 10/01/40	10/18 at 100.00	BBB	3,753,303

2,625	Bell Mountain Ranch Consolidated Metropolitan District, Colorado, Subordinate Refunding and Improvement Bonds, Series 2003, 7.900%, 11/15/23	No Opt. Call	N/R	2,522,389

1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34	12/14 at 101.00	N/R	1,233,169

Nuveen Investments	35

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$920	Bradburn Metropolitan District 3, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		$697,774

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		800,095

5	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		3,491

270	Canterberry Crossing Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 6.500%, 12/01/35 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R	(7)	308,264

	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005:

2,500	6.000%, 12/01/25	12/15 at 100.00	N/R		1,710,900

4,000	6.125%, 12/01/35	12/15 at 100.00	N/R		2,516,240

6,480	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R		4,866,674

1,170	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R		741,640

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R		359,055

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Compass for Lifelong Discovery Charter School, Series 1999A:

290	6.125%, 7/01/12	7/09 at 102.00	N/R		284,629

1,460	6.500%, 7/01/24	7/09 at 102.00	N/R		1,198,923

3,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Denver Arts and Technology Academy, Series 2003, 8.000%, 5/01/34	5/14 at 101.00	N/R		2,604,034

750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – Platte River Academy, Series 2002A, 7.250%, 3/01/32 (Pre-refunded 3/01/10)	3/10 at 100.00	AAA		791,385

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:

430	6.750%, 3/01/14	No Opt. Call	N/R		416,300

730	7.250%, 3/01/24	3/14 at 100.00	N/R		631,187

1,570	7.375%, 3/01/35	3/14 at 100.00	N/R		1,268,466

460	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Excel Academy Charter School, Series 2003, 7.300%, 12/01/23 (Pre-refunded 12/01/11)	12/11 at 100.00	AAA		531,424

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A:

1,215	6.750%, 8/01/28	8/18 at 100.00	N/R		964,941

2,860	7.000%, 8/01/38	8/18 at 100.00	N/R		2,198,196

3,570	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2002, 8.000%, 2/15/32 (Pre-refunded 2/15/10) (9)	2/10 at 100.00	AAA		3,736,362

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:

2,800	5.500%, 2/15/26	2/16 at 101.00	N/R		1,963,696

2,370	5.625%, 2/15/36	2/16 at 101.00	N/R		1,507,865

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$960	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R	$694,704

4,925	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pioneer ELOB Charter School, Series 2003, 7.750%, 10/15/33 (6)	10/13 at 100.00	N/R	1,778,516

800	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BB+	517,656

	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Denver Academy, Series 2003A:

500	7.000%, 11/01/23	11/13 at 100.00	BBB–	458,935

810	7.125%, 11/01/28	11/13 at 100.00	BBB–	716,534

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006, 5.500%, 5/01/36	5/16 at 102.00	N/R	2,472,098

23,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, National Jewish Federation Board, Series 2007-E1, 5.600%, 9/15/37	No Opt. Call	N/R	16,166,240

3,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	2,192,820

500	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	No Opt. Call	N/R	369,930

10,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R	6,353,700

14,020	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, Trust 1033, 8.309%, 9/01/40 (IF)	9/16 at 100.00	AA	10,704,831

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, Trust 1088:

12,020	9.489%, 9/01/41 (IF)	9/16 at 100.00	AA	10,447,183

3,115	9.360%, 9/01/41 (IF)	9/16 at 100.00	AA	2,707,402

8,610	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 10.674%, 10/01/41 – FSA Insured (IF)	4/18 at 100.00	AAA	7,867,904

1,265	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007, 6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,039,324

2,755	Colorado Housing Finance Authority, Multifamily Housing Revenue Senior Bonds, Reserve at Northglenn Project, Series 2000-A1, Pass Through Certificates, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	12/10 at 100.00	N/R	2,207,086

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:

1,000	5.400%, 12/01/27	12/17 at 100.00	N/R	644,910

2,000	5.450%, 12/01/34	12/17 at 100.00	N/R	1,201,800

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:

3,000	5.850%, 12/01/26	12/16 at 100.00	N/R	1,863,120

3,980	5.950%, 12/01/36	12/16 at 100.00	N/R	2,207,228

4,130	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R	2,307,968

355	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2006, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R	244,002

3,665	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	2,065,704

Nuveen Investments	37

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$3,467	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R		$2,153,943

4,800	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R		3,174,672

2,000	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 0.000%, 12/15/26	No Opt. Call	N/R		1,902,360

13,250	Fort Collins, Colorado, Pollution Control Revenue Bonds, Anheuser Busch Project, 4.700%, 9/01/40 (UB)	3/12 at 100.00	BBB+		11,100,453

6,960	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R		4,148,926

825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		463,213

1,560	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		971,662

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2006:

1,000	6.250%, 12/01/36	12/16 at 100.00	N/R		607,740

1,695	0.000%, 12/01/37	12/16 at 100.00	N/R		1,518,296

3,145	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	No Opt. Call	N/R		1,948,548

2,330	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		1,613,455

1,645	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R		999,732

735	Maher Ranch Metropolitan District 4, Colorado, General Obligation Bonds, Series 2003, 7.875%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(7)	930,767

2,695	Mead Western Meadows Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.750%, 12/01/36	12/17 at 100.00	N/R		1,678,608

3,500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.000%, 12/01/33	12/13 at 102.00	BBB–		2,776,900

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:

1,000	5.500%, 12/01/27	12/16 at 100.00	N/R		585,820

2,800	5.625%, 12/01/37	12/16 at 100.00	N/R		1,468,460

3,150	North Range Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/15/37	12/17 at 100.00	N/R		1,625,621

2,500	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-1, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		2,525,950

1,495	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		1,510,518

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:

5,465	5.250%, 12/15/21	12/16 at 100.00	N/R		4,048,691

6,180	5.400%, 12/15/31	12/16 at 100.00	N/R		3,974,791

2,500	Reata North Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.500%, 12/01/32	12/17 at 100.00	N/R		1,460,225

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		1,097,674

1,810	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		1,071,466

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,335	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	$774,968

500	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2004, 6.750%, 12/01/33	12/13 at 100.00	N/R	446,135

	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007:

540	5.100%, 12/01/26	12/16 at 100.00	N/R	413,413

1,000	5.200%, 12/01/36	12/16 at 100.00	N/R	710,860

11,567	Tollgate Crossing Metropolitan District 2, Colorado, General Obligation Bonds, Series 2004, 0.000%, 12/01/33	12/14 at 100.00	N/R	9,879,349

1,195	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	744,318

1,500	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A, 5.000%, 11/15/37	5/16 at 100.00	A3	1,113,960

9,500	Valagua Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37	12/18 at 100.00	N/R	7,353,190

	Wheatlands Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:

2,364	6.000%, 12/01/25	12/15 at 100.00	N/R	1,617,827

4,946	6.125%, 12/01/35	12/15 at 100.00	N/R	3,111,331

7,000	8.250%, 12/15/35	12/15 at 100.00	N/R	5,258,400

4,100	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	3,112,843

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:

500	6.250%, 12/01/25	12/15 at 100.00	N/R	352,250

893	6.375%, 12/01/35	12/15 at 100.00	N/R	582,084
311,717	Total Colorado			226,277,649
	Connecticut – 0.3%

5,250	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	4,670,873

235	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/15 (Alternative Minimum Tax)	7/09 at 100.00	BBB	225,861

1,000	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36	9/16 at 100.00	B+	479,160

8,170	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34	11/17 at 100.00	Baa3	4,079,526
14,655	Total Connecticut			9,455,420
	District of Columbia – 0.3%

11,850	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	BBB	9,085,632
	Florida – 13.3%

8,890	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R	4,658,449

1,700	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2006-1, 5.250%, 11/01/15	No Opt. Call	N/R	1,083,852

	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Hospital Trust 2654:

14,000	1.830%, 12/01/37 – BHAC Insured (IF) (14)	6/17 at 100.00	Aa1	—

16,000	1.304%, 12/01/37 – BHAC Insured (IF) (14)	6/17 at 100.00	AAA	—

Nuveen Investments	39

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,985	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	$2,652,018

3,215	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	1,842,742

2,440	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/37	5/16 at 100.00	N/R	1,288,759

5,375	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006B, 5.200%, 5/01/14	No Opt. Call	N/R	3,380,660

2,585	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36	5/15 at 101.00	N/R	1,529,855

1,415	Bahia Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.450%, 5/01/37	5/16 at 100.00	N/R	822,723

1,970	Bainebridge Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.500%, 5/01/38	5/17 at 100.00	N/R	1,074,280

9,405	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35	5/15 at 101.00	N/R	5,261,345

19,690	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/16 at 100.00	N/R	11,068,143

1,825	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,086,861

7,275	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	5,220,904

1,805	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R	1,130,724

1,235	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	905,897

3,875	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	2,244,206

2,075	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36	5/15 at 101.00	N/R	1,397,865

700	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	399,217

2,960	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	1,747,288

2,000	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/14 at 101.00	Ba2	1,752,140

1,505	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,140,624

3,210	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	1,425,882

1,020	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.100%, 5/01/37	5/17 at 100.00	N/R	568,262

2,865	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	1,739,972

3,450	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/15 at 100.00	N/R	2,150,385

1,500	Crosscreek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.600%, 5/01/39	5/17 at 100.00	N/R	691,335

6,945	Crosscreek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007B, 5.500%, 5/01/17	No Opt. Call	N/R	3,248,732

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,025	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	6/09 at 100.00	N/R	$1,634,495

5,840	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	3,577,993

3,360	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006B, 5.000%, 5/01/11	No Opt. Call	N/R	2,447,088

3,375	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	1,843,391

4,920	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2002, 6.850%, 5/01/33	5/13 at 101.00	N/R	4,172,652

1,495	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	1,341,389

835	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.400%, 5/01/37	5/17 at 100.00	N/R	419,370

2,000	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.200%, 5/01/14	No Opt. Call	N/R	1,322,220

3,950	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2006B, 5.000%, 8/01/26 (Alternative Minimum Tax)	8/11 at 100.00	BBB	2,646,895

11,185	Estates at Cherry Lake Community Development District, Groveland, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.350%, 5/01/37	5/16 at 100.00	N/R	4,882,700

1,995	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,223,434

5,390	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Trust 1034, 9.458%, 7/01/26 (Alternative Minimum Tax) (IF)	1/16 at 100.00	AA+	4,728,593

8,575	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	5/16 at 100.00	N/R	4,596,800

5,600	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/17	No Opt. Call	N/R	3,892,168

2,580	Grand Hampton Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.150%, 5/01/34	5/13 at 101.00	N/R	1,967,069

1,000	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	No Opt. Call	N/R	679,900

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:

1,500	5.000%, 6/01/38	6/16 at 100.00	A–	1,079,070

5,245	5.375%, 6/01/46	6/16 at 100.00	A–	3,961,549

7,425	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	6,854,389

4,500	Hawks Point Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.300%, 5/01/39	5/17 at 100.00	N/R	2,484,045

5,600	Heritage park Community Development District, Florida, Special Assessment Revenue Bond, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	4,337,872

4,735	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	2,745,448

2,600	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BBB–	1,612,052

4,015	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/12 at 101.00	N/R	2,496,246

540	Islands at Doral Northeast Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2004, 6.125%, 5/01/24	5/14 at 101.00	N/R	482,047

Nuveen Investments	41

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, The Florida Proton Therapy Institute Project, Series 2007:

$3,740	6.000%, 9/01/17	No Opt. Call	N/R	$3,220,140

6,000	6.250%, 9/01/27	9/17 at 100.00	N/R	4,550,340

2,855	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	1,867,170

1,140	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	595,445

675	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	335,259

2,430	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.250%, 5/01/13	No Opt. Call	N/R	1,246,784

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:

6,435	5.250%, 6/15/27	6/17 at 100.00	BB	4,033,780

13,120	5.375%, 6/15/37	6/17 at 100.00	BB	7,482,730

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:

6,800	5.000%, 4/01/32	4/17 at 100.00	A	5,713,360

23,920	5.000%, 4/01/37	4/17 at 100.00	A	19,640,692

352	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	213,534

7,500	Madeira Community Development District, Florida, Special Assessment Revenue, Series 2007B, 5.250%, 11/01/14	No Opt. Call	N/R	4,076,325

3,975	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25	7/15 at 100.00	N/R	2,837,196

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14	No Opt. Call	N/R	2,621,145

965	Marsh Harbour Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36	5/15 at 100.00	N/R	619,347

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	6/09 at 100.00	BB+	852,450

310	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)	6/09 at 100.00	BB+	272,022

1,080	Meadowwoods Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2004B, 5.250%, 5/01/11	No Opt. Call	N/R	604,552

7,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 9.259%, 10/01/38 – AGC Insured (Alternative Minimum Tax) (IF)	10/18 at 100.00	AAA	5,718,160

380	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Series 2004A, 6.000%, 5/01/24	5/14 at 100.00	N/R	272,756

3,515	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004B, 6.500%, 5/01/37	5/14 at 100.00	N/R	2,342,642

1,330	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	794,954

3,730	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	1,957,355

1,280	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	635,750

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16	No Opt. Call	N/R	$1,171,878

8,150	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	4,561,800

2,120	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R	1,911,646

4,685	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	2,683,287

3,590	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	1,708,194

1,000	Palm Glades Community Development District, Florida, Special Assessment Bond, Series 2008A, 7.125%, 5/01/39	5/18 at 100.00	N/R	706,550

5,880	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	3,472,140

895	Palm River Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.375%, 5/01/36	5/17 at 100.00	N/R	401,819

9,120	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/12 at 101.00	N/R	5,437,891

2,885	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	1,353,786

	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007:

890	5.875%, 5/01/22	5/17 at 100.00	N/R	713,335

675	6.000%, 5/01/37	5/17 at 100.00	N/R	484,542

1,200	Portofino Springs Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	664,152

2,700	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Alternative Minimum Tax)	1/22 at 100.00	N/R	1,763,181

4,790	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	2,852,349

5,050	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A, 7.375%, 5/01/33	5/12 at 101.00	N/R	3,264,573

1,965	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/36	No Opt. Call	N/R	1,007,023

10,880	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36	5/12 at 101.00	N/R	5,326,195

2,900	Ridgewood Trails Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.650%, 5/01/38	5/17 at 100.00	N/R	1,536,594

	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A:

705	5.125%, 11/01/13	No Opt. Call	N/R	493,232

7,480	5.450%, 5/01/37	5/16 at 100.00	N/R	4,689,436

	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007:

4,720	5.625%, 7/01/27	7/17 at 100.00	N/R	3,114,114

2,285	5.750%, 7/01/37	7/17 at 100.00	N/R	1,393,324

2,640	5.750%, 7/01/45	7/17 at 100.00	N/R	1,559,263

10,000	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	5,300,700

Nuveen Investments	43

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$920	South Broward Hospital District, Florida, Hospital Refunding Revenue Bonds, Memorial Health System, Tender Option Bond Trust 1122, 9.829%, 5/01/36 (IF)	5/18 at 100.00	AA–	$728,677

2,335	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	1,984,353

	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida, Series 2008, Trust 08-1030:

2,755	11.723%, 8/15/24 (IF)	8/17 at 100.00	AA–	2,568,376

5,100	11.443%, 8/15/25 (IF)	8/17 at 100.00	AA–	4,480,860

14,975	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, tender Option Bond Trust 1117, 8.362%, 8/15/33 (IF)	8/17 at 100.00	AA–	10,179,556

4,600	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1122, 9.829%, 5/01/36 (IF)	5/18 at 100.00	AA–	3,643,384

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749:

6,250	14.454%, 8/15/29 (IF)	8/17 at 100.00	AA–	3,014,125

335	15.912%, 8/15/37 (IF)	8/17 at 100.00	AA–	190,193

495	15.930%, 8/15/42 (IF)	8/17 at 100.00	AA–	250,044

7,385	Split Pine Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.250%, 5/01/39	5/17 at 100.00	N/R	4,054,365

	St Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Series 2006A:

2,300	5.250%, 1/01/26	10/16 at 100.00	N/R	1,507,420

8,500	5.375%, 1/01/40	10/16 at 100.00	N/R	4,837,945

440	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.000%, 5/01/24	5/14 at 101.00	N/R	380,622

44,920	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	25,430,970

14,620	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R	9,905,489

10,500	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38	5/16 at 100.00	N/R	5,607,840

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:

1,520	5.350%, 5/01/12	No Opt. Call	N/R	1,105,405

1,000	5.350%, 5/01/17	No Opt. Call	N/R	708,800

1,500	5.550%, 5/01/39	5/17 at 100.00	N/R	830,985

3,165	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	1,888,904

4,600	Waterstone Community Development District, Florida, Capitol Improvement Revenue Bonds, Series 2007B, 5.500%, 5/01/18 (11)	No Opt. Call	N/R	2,549,550

2,520	Wentworth Estates Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.625%, 5/01/37	5/15 at 100.00	N/R	1,227,820

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:

1,415	6.000%, 5/01/23	5/13 at 101.00	N/R	1,031,011

27,400	6.125%, 5/01/35	5/13 at 101.00	N/R	17,838,222
608,057	Total Florida			364,961,803

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia – 1.6%

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:

$1,250	5.400%, 1/01/20	7/15 at 100.00	N/R	$1,019,913

2,000	5.600%, 1/01/30	7/15 at 100.00	N/R	1,377,200

1,050	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	705,443

2,820	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	1/15 at 100.00	Baa2	1,692,395

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:

250	5.350%, 12/01/14	12/10 at 100.00	BB+	232,248

595	5.400%, 12/01/15	12/10 at 100.00	BB+	537,654

890	5.250%, 12/01/22	12/10 at 100.00	BB+	639,251

95	5.375%, 12/01/28	6/09 at 102.00	BB+	61,978

6,225	Brunswick and Glynn County Development Authority, Georgia, Revenue Refunding Bonds, Georgia Pacific Corporation, Series 1998, 5.550%, 3/01/26 (Alternative Minimum Tax)	9/09 at 101.00	B2	3,926,668

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:

3,490	5.250%, 12/01/22	12/14 at 100.00	BBB	2,851,016

3,310	5.000%, 12/01/26	12/14 at 100.00	BBB	2,385,881

3,570	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax)	7/10 at 100.00	B	2,615,596

6,060	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	5,252,990

	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A:

3,300	5.000%, 7/01/27	7/17 at 100.00	N/R	2,069,397

8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	4,483,680

19,900	5.125%, 7/01/42	7/17 at 100.00	N/R	10,826,794

1,420	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,142,333

1,000	Gainesville Redevelopment Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy Project, Series 2007, 5.125%, 3/01/37	3/17 at 100.00	N/R	501,770

1,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	BBB	717,080
66,225	Total Georgia			43,039,287
	Hawaii – 0.5%

18,000	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Island Pacific Academy Project, Series 2007, 6.375%, 3/01/34	No Opt. Call	N/R	12,026,520

4,310	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	2,706,723
22,310	Total Hawaii			14,733,243
	Idaho – 0.4%

1,000	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB	727,370

5,930	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coer d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26	12/16 at 100.00	N/R	3,759,086

Nuveen Investments	45

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho (continued)

$8,550	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/37	9/16 at 100.00	BBB–	$5,809,212

1,675	Power County Industrial Development Corporation, Idaho, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 1999, 6.450%, 8/01/32 (Alternative Minimum Tax)	8/09 at 102.00	BBB	1,457,049
17,155	Total Idaho			11,752,717
	Illinois – 8.5%

7,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	4,554,570

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	2,772,080

3,970	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R	2,724,651

4,000	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	3,021,240

940	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	BBB–	759,116

3,960	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/11 at 100.00	N/R	3,229,578

7,265	Chicago, Illinois, Multifamily Housing Revenue Bonds, Drexel Preservation Project, GNMA/FHA Guaranteed, 5.270%, 6/20/48 (Alternative Minimum Tax) (UB)	12/17 at 102.00	AAA	6,790,160

1,040	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	7/09 at 100.00	N/R	1,039,854

2,500	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	1,406,125

1,500	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2006, 5.850%, 5/01/26	5/14 at 102.00	N/R	749,970

5,000	Gilberts, Illinois. Special Service Area 19 Special Tax Bonds, The Conservancy Project, Series 2006-1, 5.375%, 3/01/16	No Opt. Call	N/R	2,744,800

3,900	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%, 1/01/28	1/18 at 102.00	N/R	2,862,873

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/12 at 100.00	BBB–	748,335

8,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	6/09 at 100.00	BBB–	6,937,120

1,750	Illinois Finance Authority Revenue Bonds, Series 2009 (Northwestern Memorial Hospital), 6.000%, 8/15/39	8/14 at 100.00	AA+	1,775,900

4,500	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	No Opt. Call	BBB	2,811,870

12,375	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2009, Trust 3302, 16.324%, 12/01/42 (IF)	12/15 at 100.00	AAA	12,731,895

4,870	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	2,762,215

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 2008-1098:

830	9.324%, 8/15/33 – AGC Insured (IF)	8/18 at 100.00	AAA	675,554

2,500	9.324%, 8/15/33 – AGC Insured (IF)	8/18 at 100.00	AAA	2,205,675

500	9.324%, 8/15/47 – AGC Insured (IF)	8/18 at 100.00	AAA	441,135

3,250	9.324%, 8/15/47 – AGC Insured (IF)	8/18 at 100.00	AAA	2,645,240

4,170	9.324%, 8/15/47 – AGC Insured (IF)	8/18 at 100.00	AAA	3,394,046

1,000	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	660,440

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$4,500	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa1	$3,343,545

5,100	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.625%, 2/15/37	2/15 at 100.00	N/R	2,898,840

	Illinois Finance Authority, Revenue Bonds, Kewanee Hospital, Series 2006:

6,470	5.000%, 8/15/26	8/16 at 100.00	N/R	4,065,101

7,635	5.100%, 8/15/31	8/16 at 100.00	N/R	4,465,712

15,645	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	10,937,889

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:

500	5.250%, 5/15/15	No Opt. Call	N/R	447,710

2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	1,960,139

350	5.400%, 5/15/38	5/12 at 100.00	N/R	203,007

9,045	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BBB–	6,764,122

10,655	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R	8,297,262

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A and 2009B, 7.250%, 11/01/38	11/18 at 100.00	A–	9,456,382

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38	11/18 at 100.00	A–	2,562,847

	Illinois Finance Authority, Revenue Bonds, Sedgebrook Inc. Facility, Series 2007A:

3,750	6.000%, 11/15/27	11/17 at 100.00	N/R	2,252,325

5,000	6.000%, 11/15/42	11/17 at 100.00	N/R	2,611,750

20,875	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	Baa1	14,230,070

1,995	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	1,413,098

5,040	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	No Opt. Call	Baa3	3,840,329

15	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000, 6.000%, 5/15/10 (ETM)	No Opt. Call	Aaa	15,386

100	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000, 6.350%, 5/15/15 (Pre-refunded 5/15/10)	5/10 at 101.00	Aaa	106,792

5,250	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded 5/15/12)	5/12 at 100.00	Aaa	5,808,443

1,750	Illinois Health Facilities Authority, Revenue Bonds, Midwest Physicians Group Ltd., Series 1998, 5.500%, 11/15/19	11/10 at 100.00	N/R	1,444,975

2,600	Illinois Health Facilities Authority, Revenue Bonds, Smith Crossing, Series 2003A, 7.000%, 11/15/32	No Opt. Call	N/R	1,949,220

300	Libertyville, Illinois, Affordable Housing Revenue Bonds, Liberty Towers Project, Series 1999A, 7.000%, 11/01/29 (Pre-refunded 11/01/09) (Alternative Minimum Tax)	11/09 at 100.00	Aaa	309,291

19,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	12,735,130

Nuveen Investments	47

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

		Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2:

$4,260		5.500%, 1/01/25 – ACA Insured	1/16 at 100.00	BB–	$2,754,175

3,000		5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	BB–	1,808,850

9,425		5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	BB–	5,351,515

11,382		Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 4.000%, 1/01/36	7/18 at 100.00	N/R	6,353,319

3,381		Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/13 at 102.00	N/R	2,410,011

4,880		Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	3,273,065

5,790		Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	3,322,881

5,934		Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	3,422,791

2,000		Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	1,383,400

3,294		Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R	2,236,725

3,750		Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	2,439,038

—	(10)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	164

2,900		Rosemont, Illinois, Tax Increment Bonds, River Road Hotel Partners Project, Series 2007, 5.100%, 12/30/23	7/09 at 100.00	N/R	1,822,273

		Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:

2,935		6.950%, 1/01/21	1/18 at 100.00	N/R	2,509,807

2,000		6.950%, 1/01/25	1/18 at 100.00	N/R	1,637,700

4,491		Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R	2,624,046

2,467		Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R	1,528,455

945		Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	640,105

3,335		Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/13 at 102.00	N/R	2,577,955

3,142		Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/14 at 102.00	N/R	2,266,670

2,400		Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,053,888

7,450		Yorkville United City, Illinois, Special Service Area 2006-113 Cannoball & Beecher Special Tax Bonds, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	4,092,509

3,780		Yorkville, Illinois, Special Service Area 2004-104 Assessment Bonds, MPI Grande Reserve Project, Series 2004, 6.375%, 3/01/34	3/14 at 102.00	N/R	2,354,033

3,714		Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	2,170,053
327,080		Total Illinois			232,597,235

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 2.1%

$2,130	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	7/12 at 103.00	N/R	$2,031,253

1,500	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B+	748,155

5,340	Fort Wayne, Indiana, Pollution Control Revenue Bonds, General Motors Corporation Project, Series 2002, 6.200%, 10/15/25	12/12 at 101.00	C	506,232

4,560	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, Trust 2882, 15.087%, 10/15/19 (IF)	No Opt. Call	Aa3	3,216,350

	Indiana Health and Educational Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2009, Trust 3301:

1,230	13.580%, 11/15/36 (IF)	11/16 at 100.00	Aa1	1,032,770

7,010	13.365%, 11/15/39 (IF)	11/16 at 100.00	Aa1	5,803,719

2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Community Foundation of Northwest Indiana, Series 2004A, 6.000%, 3/01/34	3/14 at 101.00	BBB	1,671,820

5,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB	3,904,850

1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 – AMBAC Insured	5/15 at 100.00	A	719,340

1,130	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1997, 5.625%, 12/01/27 (Alternative Minimum Tax) (5)	12/09 at 100.00	B2	697,922

1,245	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1999, 5.600%, 4/01/29 (Alternative Minimum Tax) (5)	4/11 at 100.00	B2	755,404

195	Jasper County, Indiana, Economic Development Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax) (5)	4/10 at 101.00	B2	137,604

1,750	Petersburg, Indiana, Pollution Control Revenue Bonds, Indiana Power and Light Company, Series 1996, 6.375%, 11/01/29 (Alternative Minimum Tax)	8/11 at 102.00	BBB	1,420,003

890	Petersburg, Indiana, Pollution Control Revenue Refunding Bonds, Indianapolis Power and Light Company, Series 1991, 5.750%, 8/01/21	8/11 at 102.00	Baa1	768,711

1,550	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	BBB+	1,252,772

3,702	Portage, Indiana, Special Improvement District Revenue Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35	3/15 at 102.00	N/R	2,029,510

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:

3,065	5.250%, 2/15/23	2/15 at 100.00	BBB–	2,462,421

2,500	5.375%, 2/15/34	2/15 at 100.00	BBB–	1,765,925

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	1,743,481

230	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.550%, 5/15/19	5/11 at 100.00	N/R	183,572

	Vigo County, Indiana, Hospital Authority, Union Hospital, Revenue Bonds, Series 2007:

2,000	5.700%, 9/01/37	9/17 at 100.00	N/R	1,326,180

14,000	5.750%, 9/01/42	9/17 at 100.00	N/R	9,155,020

15,500	5.800%, 9/01/47	9/17 at 100.00	N/R	10,056,710

4,805	Whitley County, Indiana, Solid Waste and Sewerage Disposal Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%, 11/01/18 (Alternative Minimum Tax)	11/10 at 102.00	N/R	4,333,437
84,487	Total Indiana			57,723,161

Nuveen Investments	49

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa – 0.8%

$12,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	$8,989,560

6,115	Iowa Finance Authority, Multifamily Housing Revenue Bonds, Series 2007, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA	5,234,869

	Iowa Finance Authority, Senior Housing Revenue Bonds, Bethany Life Communities, Series 2006A:

350	5.450%, 11/01/26	11/13 at 101.00	N/R	230,997

1,000	5.550%, 11/01/41	11/13 at 100.00	N/R	574,540

11,055	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	BBB	6,205,945

2,250	Scott County, Iowa, Revenue Bonds, Ridgecrest Village, Series 2006, 5.250%, 11/15/27	11/16 at 100.00	N/R	1,600,335
32,770	Total Iowa			22,836,246
	Kansas – 0.5%

8,745	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	5,651,281

250	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	160,965

1,000	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A, 5.150%, 9/01/31	9/14 at 100.00	N/R	593,650

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:

1,000	5.000%, 3/01/16	No Opt. Call	N/R	739,260

4,780	5.000%, 3/01/26	3/16 at 100.00	N/R	2,505,246

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28	12/16 at 100.00	N/R	1,398,767

2,445	Wyandotte County-Kansas City Unified Government, Kansas, Multifamily Housing Revenue Bond, Crestwood Apartments Project, Series 2006, 6.950%, 6/01/37 (Alternative Minimum Tax)	6/11 at 102.00	N/R	1,746,929
21,010	Total Kansas			12,796,098
	Kentucky – 1.1%

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:

500	5.800%, 10/01/12	4/10 at 100.00	BB–	460,255

2,000	5.850%, 10/01/17	10/09 at 101.00	BB–	1,574,780

6,390	5.875%, 10/01/22	10/09 at 101.00	BB–	4,612,174

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008A-1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AAA	1,036,770

	Louisville & Jefferson County Metropolitan Government, Kentucky, Revenue Bonds, Farmdale Adult Citizens Towers Inc., Series 2006A:

1,605	5.500%, 12/01/21	12/13 at 100.00	N/R	1,269,138

1,550	5.625%, 12/01/31	12/13 at 100.00	N/R	1,058,743

1,000	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa2	864,460

16,975	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (4)	2/18 at 100.00	A+	17,001,481

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	$1,712,120
33,210	Total Kentucky			29,589,921
	Louisiana – 3.5%

1,000	Calcasieu Parish Inc., Louisiana, Industrial Development Board Revenue Bonds, Oil Corporation Project, Series 2002, 6.625%, 2/01/16	4/10 at 102.00	BB+	892,890

1,940	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2004, 5.500%, 5/01/16	5/09 at 100.00	N/R	1,399,749

13,220	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005A, 5.900%, 5/01/17	5/09 at 100.00	N/R	9,350,506

1,395	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005B, 5.900%, 5/01/17	5/09 at 100.00	N/R	986,684

10,290	Carter Plantation Land LLC, Louisiana, 9.000%, 7/01/17 (11)	5/09 at 100.00	N/R	5,795,019

100	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	75,948

825	East Baton Rouge Parish, Louisiana, Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 1998, 5.350%, 9/01/11 (Alternative Minimum Tax)	3/10 at 100.00	B2	748,663

25,750	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax) (11)	No Opt. Call	D	4,892,500

1,610	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14	No Opt. Call	N/R	1,327,107

6,951	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17	No Opt. Call	N/R	5,358,456

2,250	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	1,577,363

11,535	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36	9/16 at 100.00	N/R	6,858,250

2,265	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006B, 8.500%, 9/01/17	9/16 at 100.00	N/R	2,073,449

685	Louisiana Local Government Environmental Facilities and Community Development Authority, Federal Taxable Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007B, 9.750%, 3/01/22	3/10 at 102.00	N/R	542,157

27,475	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured (4)	No Opt. Call	A	24,915,704

9,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	7,402,430

5,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	4,037,496

1,050	Louisiana Local Government Environmental Facilities and Community Development Authority, Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007A, 7.000%, 3/01/24 (Alternative Minimum Tax)	3/10 at 102.00	N/R	732,638

2,000	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21	10/11 at 100.00	N/R	1,204,380

Nuveen Investments	51

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Ouachita Parish Industrial Development Authority, Louisiana, Solid Waste Disposal Revenue Bonds, White Oaks Project, Series 2004A:

$830	8.250%, 3/01/19 (Alternative Minimum Tax)	3/10 at 102.00	N/R	$741,854

800	8.500%, 3/01/24 (Alternative Minimum Tax)	3/10 at 102.00	N/R	705,520

9,755	St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds, Freeport McMoran Project, Series 1992, 7.700%, 10/01/22 (Alternative Minimum Tax)	4/11 at 100.00	N/R	9,205,989

4,000	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	2,814,200

60	West Feliciana Parish, Louisiana, Pollution Control Revenue Bonds, Gulf States Utilities Company, Series 1985C, 7.000%, 11/01/15	5/09 at 100.00	BBB	59,194

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21	10/11 at 100.00	N/R	1,366,558
143,676	Total Louisiana			95,064,704
	Maryland – 1.4%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:

1,615	5.250%, 9/01/20 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	1,125,057

750	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	452,468

500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	305,125

9,850	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba1	5,954,621

1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A, 5.250%, 4/01/33	4/17 at 100.00	N/R	570,360

	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Tender Option Bond Trust 2849:

675	10.204%, 7/01/37, (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aa2	469,078

4,780	10.204%, 1/01/49, (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aa2	3,321,765

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	6,325,117

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:

3,730	8.458%, 3/01/48 (Alternative Minimum Tax) (IF)	3/17 at 100.00	Aa2	2,857,851

1,875	8.354%, 9/01/42 (Alternative Minimum Tax) (IF)	3/17 at 100.00	Aa2	1,436,588

3,505	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	9/09 at 100.00	N/R	2,674,105

	Maryland Health and Higher Educational Facilities Authority, Private School Revenue Bonds, Washington Christian Academy, Series 2006:

750	5.250%, 7/01/18	1/17 at 100.00	N/R	516,975

6,260	5.500%, 7/01/38	1/17 at 100.00	N/R	3,228,345

4,345	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A, 5.300%, 1/01/37	1/17 at 100.00	N/R	2,322,750

	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:

710	5.375%, 7/01/14	7/09 at 100.00	B3	604,224

9,435	5.300%, 7/01/24	7/09 at 100.00	B3	5,869,608
57,115	Total Maryland			38,034,037

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts – 1.1%

$12,405	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	B3	$8,158,148

4,130	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R	2,826,820

830	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	771,975

2,670	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	2,303,569

870	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.300%, 12/01/14 (Alternative Minimum Tax)	12/09 at 101.00	BBB	766,653

680	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1999A, 6.700%, 12/01/14 (Alternative Minimum Tax)	12/09 at 102.00	BBB	637,106

3,800	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series A (2008), 6.500%, 1/15/38	1/18 at 100.00	N/R	2,536,120

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 1999A:

290	5.700%, 7/01/15	1/11 at 100.00	BBB	270,173

1,515	5.625%, 7/01/20	1/11 at 100.00	BBB	1,296,855

230	5.750%, 7/01/28	1/11 at 100.00	BBB	179,011

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B:

180	6.500%, 7/01/12	No Opt. Call	BBB	185,042

430	6.250%, 7/01/22	7/12 at 101.00	BBB	379,716

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/37	7/17 at 100.00	BBB–	1,235,380

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	1,618,830

870	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34	7/14 at 100.00	BB	593,453

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B:

2,425	6.250%, 7/01/24	7/14 at 100.00	BB	1,838,441

7,050	6.375%, 7/01/34	7/14 at 100.00	BB	4,809,017
43,375	Total Massachusetts			30,406,309
	Michigan – 4.7%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:

1,750	6.000%, 11/01/28	11/18 at 100.00	BBB–	1,318,660

2,000	6.000%, 11/01/37	11/18 at 100.00	BBB–	1,414,380

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB	694,743

2,130	Chippewa County Hospital Finance Authority, Michigan, Revenue Bonds, Chippewa County War Memorial Hospital, Series 1997B, 5.625%, 11/01/14	11/09 at 100.00	BB+	1,958,173

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,224,612

Nuveen Investments	53

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:

$2,545	5.000%, 11/01/26	11/16 at 100.00	BB+	$1,597,802

1,500	5.250%, 11/01/31	11/16 at 100.00	BB+	904,110

2,840	5.250%, 11/01/36	11/16 at 100.00	BB+	1,646,376

1,185	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	10/09 at 100.00	N/R	927,784

855	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	10/09 at 100.00	N/R	751,092

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:

1,200	5.650%, 11/01/25	11/15 at 100.00	BB	815,424

500	5.750%, 11/01/30	11/15 at 100.00	BB	318,045

2,425	5.750%, 11/01/35	11/15 at 100.00	BB	1,483,203

8,315	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/09 at 101.00	BB–	4,000,430

3,000	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	6/12 at 100.00	BBB	2,627,430

100	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB	75,509

1,110	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	610,089

2,000	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	1,370,440

	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:

2,825	4.875%, 8/15/27	8/17 at 100.00	N/R	1,740,567

4,850	5.000%, 8/15/38	8/17 at 100.00	N/R	2,684,524

	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004:

1,000	6.200%, 1/01/25	1/15 at 100.00	N/R	797,930

1,500	6.500%, 1/01/37	1/15 at 100.00	N/R	1,082,955

	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A:

180	5.500%, 7/01/20	7/15 at 100.00	BB+	142,567

3,500	6.250%, 7/01/40	7/15 at 100.00	BB+	2,558,780

7,420	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 – FSA Insured (Alternative Minimum Tax) (UB)	7/15 at 100.00	AAA	7,202,446

	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:

1,100	7.500%, 10/01/12	10/09 at 102.00	Ba1	1,094,203

2,900	7.900%, 10/01/21	10/09 at 102.00	Ba1	2,634,882

10,550	8.000%, 10/01/31	10/09 at 102.00	Ba1	8,866,642

	Michigan Municipal Bond Authority, Revenue Bonds, YMCA Service Learning Academy Charter School, Series 2001:

600	7.250%, 10/01/11	10/09 at 102.00	Ba1	601,788

750	7.625%, 10/01/21	10/09 at 102.00	Ba1	672,803

1,150	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Black River Public School Academy, Series 2006, 5.800%, 9/01/30	9/12 at 102.00	N/R	767,211

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Michigan Technical Academy, Series 2006:

$855	6.000%, 2/01/16	No Opt. Call	BB+	$751,331

1,055	6.375%, 2/01/26	2/16 at 100.00	BB+	771,279

2,855	6.500%, 2/01/36	2/16 at 100.00	BB+	1,929,580

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:

770	5.125%, 8/15/18	8/09 at 100.00	BB	590,267

2,645	5.250%, 8/15/23	8/09 at 100.00	BB	1,724,937

5,170	5.250%, 8/15/28	8/09 at 100.00	BB	3,039,960

19,570	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B, 5.500%, 8/15/23	8/09 at 100.00	BB–	13,060,627

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sinai Hospital, Series 1995:

690	6.625%, 1/01/16	7/09 at 100.00	BB	606,634

505	6.700%, 1/01/26	7/09 at 100.00	BB	390,986

	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:

240	5.000%, 5/15/25	5/15 at 100.00	BBB	188,314

680	5.000%, 5/15/30	5/15 at 100.00	BBB	495,768

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	7,291,654

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:

2,250	5.250%, 11/15/25	5/15 at 100.00	N/R	1,494,225

11,200	5.500%, 11/15/35	5/15 at 100.00	N/R	6,697,152

	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A:

90	6.375%, 8/15/09	No Opt. Call	BB	90,021

2,460	6.250%, 8/15/13	8/09 at 100.00	BB	2,371,612

8,360	6.500%, 8/15/18	8/09 at 100.00	BB	7,133,922

305	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Ford Motor Company, Series 1992A, 6.550%, 10/01/22	10/09 at 100.00	CCC–	85,705

3,300	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	Baa3	1,938,057

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V:

2,000	8.000%, 9/01/29	9/18 at 100.00	A1	2,232,480

9,000	8.250%, 9/01/39	9/18 at 100.00	A1	10,054,800

	Summit Academy North Charter School, Michigan, Charter School Revenue Bonds, Series 2005:

395	4.750%, 11/01/11	No Opt. Call	BB+	371,778

1,070	5.000%, 11/01/15	No Opt. Call	BB+	900,758

1,705	5.250%, 11/01/20	11/15 at 100.00	BB+	1,240,370

4,795	5.350%, 11/01/25	11/15 at 100.00	BB+	3,110,900

3,685	5.500%, 11/01/30	11/15 at 100.00	BB+	2,240,075

5,900	5.500%, 11/01/35	11/15 at 100.00	BB+	3,436,160
176,610	Total Michigan			128,824,952

Nuveen Investments	55

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota – 1.5%

$3,250	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, St. Luke’s Hospital, Series 2002, 7.250%, 6/15/32	6/12 at 101.00	BB–	$2,665,195

1,000	Eveleth, Minnesota, Health Care Revenue Bonds, Arrowhead Senior Living Community, Series 2007, 5.200%, 10/01/27	4/14 at 101.00	N/R	677,790

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006:

600	5.200%, 2/01/22	2/14 at 100.00	N/R	443,502

50	5.350%, 2/01/30	2/14 at 100.00	N/R	32,057

	Northfield Hospital, Minnesota, Revenue Bonds, Series 2006:

3,000	5.375%, 11/01/26	11/16 at 100.00	BBB–	2,571,840

500	5.375%, 11/01/31	11/16 at 100.00	BBB–	402,840

1,325	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,031,645

4,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Pease Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	2,462,320

465	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	No Opt. Call	N/R	298,251

100	Sartell, Minnesota, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 6/01/27	6/13 at 100.00	BBB	69,451

1,600	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Achieve Charter School, Series 2003A, 7.000%, 12/01/32	12/11 at 102.00	N/R	1,290,816

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A:

485	6.625%, 12/01/23	6/14 at 102.00	N/R	410,703

2,120	6.875%, 12/01/33	6/14 at 102.00	N/R	1,677,026

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:

400	5.750%, 9/01/26	9/14 at 102.00	N/R	294,588

500	6.000%, 9/01/36	9/14 at 102.00	N/R	346,595

1,100	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	856,460

2,045	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	1,486,224

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:

845	5.300%, 11/01/30	5/14 at 101.00	N/R	529,900

1,225	5.375%, 5/01/43	5/14 at 101.00	N/R	714,751

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:

2,195	6.000%, 11/15/25	11/15 at 100.00	BB+	1,777,467

10,500	6.000%, 11/15/35	11/15 at 100.00	BB+	7,703,010

	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:

2,700	5.750%, 5/01/25	5/15 at 100.00	BB	2,150,631

2,800	5.875%, 5/01/30	5/15 at 100.00	BB	2,131,304

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$8,300	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	$6,420,133

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:

1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,057,650

800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	516,864
53,405	Total Minnesota			40,019,013
	Mississippi – 0.0%

300	Biloxi Housing Authority, Mississippi, Multifamily Housing Revenue Bonds, Beauvoir Manor Apartments, Series 2001B-1, 6.250%, 9/01/31 (Alternative Minimum Tax)	9/11 at 102.00	Ba3	180,930

1,371	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	897,772
1,671	Total Mississippi			1,078,702
	Missouri – 2.7%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:

250	5.500%, 3/01/20	3/16 at 100.00	N/R	201,415

600	5.625%, 3/01/25	3/16 at 100.00	N/R	444,354

	Branson Regional Airport Transportation Development District, Missouri, Project Revenue Bonds, Series 2007B:

3,000	6.000%, 7/01/25 (Alternative Minimum Tax)	7/12 at 100.00	N/R	1,943,490

5,800	6.000%, 7/01/37 (Alternative Minimum Tax)	7/17 at 100.00	N/R	3,374,556

	Broadway-Fairview Transportation Development District, Missouri, Transportation Sales Tax Revenue, Columbia, Series 2006A:

675	5.875%, 12/01/31	12/16 at 100.00	N/R	377,291

475	6.125%, 12/01/36	12/16 at 100.00	N/R	265,520

	Carthage, Missouri, Hospital Revenue Bonds, McCune-Brooks Hospital, Series 2005:

9,040	5.750%, 4/01/22	4/16 at 100.00	N/R	6,687,702

3,165	5.875%, 4/01/30	4/16 at 100.00	N/R	2,111,403

200	Cottleville, Missouri, Certificates of Participation, Series 2006, 5.125%, 8/01/26	8/14 at 100.00	N/R	169,132

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:

590	5.000%, 6/01/20	6/16 at 100.00	N/R	464,938

3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	1,992,600

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	4,881,973

	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:

2,365	5.150%, 6/01/16	6/14 at 102.00	N/R	2,069,658

3,000	5.400%, 6/01/24	6/14 at 102.00	N/R	2,224,500

17,000	Lakeside 370 Levee District, Saint Charles County, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	13,784,110

500	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38	4/14 at 100.00	A+	500,595

Nuveen Investments	57

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$6,685	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AAA	$5,242,377

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:

1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	897,176

1,650	5.350%, 6/15/32	6/15 at 103.00	N/R	1,048,344

	Saint Louis Industrial Development Authority, Missouri, Saint Louis Convention Center Headquarters Hotel Project, Series 2000A:

3,950	7.000%, 12/15/15 (Alternative Minimum Tax) (11)	12/10 at 102.00	Ca	886,657

8,710	6.875%, 12/15/20 (Alternative Minimum Tax) (11)	12/10 at 102.00	Ca	1,923,604

14,585	7.200%, 12/15/28 (Alternative Minimum Tax) (11)	12/10 at 102.00	Ca	3,205,200

26,535	7.250%, 12/15/35 (Alternative Minimum Tax) (11)	12/10 at 102.00	Ca	5,828,943

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	7/09 at 100.00	N/R	963,639

2,318	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	10/09 at 100.00	N/R	1,450,906

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,625,645

1,445	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	No Opt. Call	N/R	893,458

1,632	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	No Opt. Call	N/R	899,738

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26	No Opt. Call	N/R	1,380,264

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:

500	5.100%, 11/01/19	11/14 at 100.00	N/R	405,305

1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	742,890

2,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	1,518,120

675	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	482,423

	University Place Transportation Development District, St. Louis County, Missouri, Transportation Sales Tax and Special Assessment Revenue Bonds, Series 2006:

1,000	5.000%, 3/01/26	3/15 at 100.00	N/R	673,660

2,500	5.000%, 3/01/32	3/15 at 100.00	N/R	1,525,025
140,281	Total Missouri			73,086,611
	Montana – 0.7%

9,810	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/10 at 101.00	B–	6,747,514

17,594	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	No Opt. Call	N/R	13,331,854
27,404	Total Montana			20,079,368

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska – 0.1%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:

$695	5.000%, 12/01/14	No Opt. Call	BBB+	$638,246

975	5.250%, 12/01/18	No Opt. Call	BBB+	852,891
1,670	Total Nebraska			1,491,137
	Nevada – 1.6%

8,000	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company Project, Series 1995C, 5.500%, 10/01/30	7/09 at 100.00	BB+	6,360,560

9,745	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 2005A, 4.850%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/15 at 100.00	A	6,607,207

1,260	Clark County, Nevada, Local Improvement Bonds, Mountain’s Edge Special Improvement District 142, Series 2003, 6.375%, 8/01/23	8/16 at 100.00	N/R	925,067

	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company, Series 1995D:

25	5.300%, 10/01/11	7/09 at 100.00	BB+	23,841

685	5.450%, 10/01/23	7/09 at 100.00	BB+	566,427

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:

2,000	5.625%, 1/01/32 – AMBAC Insured	1/10 at 102.00	A	601,740

1,000	5.375%, 1/01/40 – AMBAC Insured	1/10 at 100.00	A	300,840

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000:

1,000	7.250%, 1/01/23 (11)	1/10 at 102.00	N/R	70,000

41,800	7.375%, 1/01/40 (11)	1/10 at 102.00	N/R	2,926,000

1,615	Henderson Local Improvement Districts T-17, Nevada, Limited Obligation Improvement Bonds, Madeira Canyon Project, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,049,653

1,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	930,590

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	5,128,150

3,110	Las Vegas, Nevada, Local Improvement Bonds, District 607, Series 2004, 6.250%, 6/01/24	12/16 at 100.00	N/R	2,047,904

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:

560	6.000%, 8/01/27	4/15 at 102.00	N/R	362,006

2,790	6.150%, 8/01/37	4/15 at 102.00	N/R	1,672,633

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,534,416

2,500	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008, 6.500%, 9/01/20	9/18 at 100.00	N/R	2,074,350

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:

5,350	6.500%, 6/15/20	6/18 at 100.00	Ba2	4,288,025

8,200	6.750%, 6/15/28	6/18 at 100.00	Ba2	5,935,160
98,015	Total Nevada			43,404,569
	New Hampshire – 0.0%

200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	Baa3	154,480

Nuveen Investments	59

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 1.9%

$10,000	Bayonne Medical Center Inc., New Jersey, Revenue Bonds, Bond Anticipation Notes, Series 2006, 8.050%, 6/11/09 (12)	No Opt. Call	N/R	$3,516,000

2,750	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB–	1,332,870

1,000	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	11/10 at 100.00	N/R	641,160

2,055	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	10/09 at 100.00	Ba1	1,855,871

400	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax)	5/09 at 100.00	CCC+	160,704

365	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	4/10 at 100.00	B3	163,392

4,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 6.400%, 9/15/23 (Alternative Minimum Tax)	9/09 at 101.00	B	2,790,520

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000:

1,500	7.200%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	1,078,020

2,605	7.000%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	1,828,111

2,400	New Jersey Educational Facilities Authority Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey Issue, Series 2009 B, 7.500%, 12/01/32	6/19 at 100.00	Baa2	2,455,944

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:

590	5.500%, 7/01/23	7/13 at 100.00	Ba2	362,431

765	5.500%, 7/01/33	7/13 at 100.00	Ba2	399,582

28,515	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (9)	6/18 at 100.00	AAA	29,079,882

3,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	3,531,430

3,310	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29	6/17 at 100.00	BBB	2,165,667
63,755	Total New Jersey			51,361,584
	New Mexico – 0.4%

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:

1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	1,072,960

1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	972,568

1,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico – San Juan Project, Series 2003B, 4.875%, 4/01/33	4/16 at 101.00	Baa3	714,130

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:

1,095	5.500%, 9/01/16	No Opt. Call	N/R	914,281

500	5.750%, 9/01/21	9/16 at 100.00	N/R	365,515

3,500	6.000%, 9/01/32	9/16 at 100.00	N/R	2,173,220

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:

$1,190	7.625%, 10/01/28	10/18 at 100.00	N/R	$949,882

3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	2,624,120
13,680	Total New Mexico			9,786,676
	New York – 1.2%

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	362,985

500	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 1999, 6.125%, 7/01/21 – RAAI Insured	7/09 at 101.00	BBB–	496,355

4,500	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.625%, 8/01/25 (Mandatory put 8/01/17) (Alternative Minimum Tax)	8/16 at 101.00	B–	3,450,330

1,250	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001A, 6.375%, 7/01/31	7/12 at 100.00	Ba2	867,413

1,280	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001B, 6.375%, 7/01/31	7/12 at 100.00	Ba2	892,570

1,025	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2002C, 6.450%, 7/01/32	7/12 at 101.00	Ba2	722,287

4,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project Pilot, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AAA	4,852,424

	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1990:

200	5.400%, 7/01/19 (Alternative Minimum Tax)	8/09 at 100.00	CCC+	77,332

430	5.400%, 7/01/20 (Alternative Minimum Tax)	8/09 at 100.00	CCC+	166,303

2,305	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)	8/09 at 100.00	CCC+	891,205

95	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	BB+	64,298

10	New York City, New York, Industrial Development Agency Revenue Bonds, Harlem Auto Mall Empowerment Zone General Motors Project, Series 2004, 5.125%, 12/30/23 – MBIA Insured (Alternative Minimum Tax)	7/14 at 100.00	C	952

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB)	5/18 at 100.00	AA–	15,042,720

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Series 2009, Trust 2977, 12.989%, 11/01/35 (Alternative Minimum Tax) (IF)	5/18 at 100.00	AA–	1,366,149

1,305	Suffolk County Industrial Development Agency, New York, Industrial Development Revenue Bonds, Windmill Village LLC Facility, Series 2001, 5.750%, 12/01/31 (Alternative Minimum Tax)	12/11 at 102.00	Aaa	1,192,718

100	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	7/09 at 101.00	N/R	71,084

900	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. Joseph’s Hospital – Yonkers Project, Series 1998A, 6.150%, 3/01/15	3/10 at 100.00	N/R	782,073

	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. Joseph’s Hospital – Yonkers Project, Series 1998C:

1,300	6.150%, 3/01/15	3/10 at 100.00	N/R	1,129,661

1,600	6.200%, 3/01/20	3/10 at 100.00	N/R	1,169,120
39,240	Total New York			33,597,979

Nuveen Investments	61

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina – 1.4%

	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008:

$500	6.750%, 8/01/24	8/18 at 100.00	N/R	$408,260

3,470	7.250%, 8/01/34	8/18 at 100.00	N/R	2,718,190

	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149-3:

1,000	8.998%, 1/15/47 (IF)	1/18 at 100.00	AA–	898,390

4,010	9.016%, 1/15/47 (IF)	1/18 at 100.00	AA–	3,610,684

5,500	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/12 at 106.00	N/R	3,971,880

9,835	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248, 19.340%, 10/01/44 (IF)	10/16 at 100.00	AA+	14,496,102

1,250	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R	1,063,875

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:

3,800	5.400%, 10/01/27	10/16 at 100.00	N/R	2,932,992

1,655	5.600%, 10/01/36	10/16 at 100.00	N/R	1,169,671

7,000	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Novant Health Inc., Series 2006, 4.500%, 11/01/36 (UB)	11/16 at 100.00	A+	5,987,380
38,020	Total North Carolina			37,257,424
	North Dakota – 0.1%

	Grand Forks, North Dakota, Senior Housing Revenue Bonds, 4000 Valley Square, Series 2006:

500	5.125%, 12/01/21	12/15 at 100.00	N/R	368,500

1,750	5.200%, 12/01/26	12/15 at 100.00	N/R	1,139,513

2,000	5.300%, 12/01/34	12/15 at 100.00	N/R	1,155,240

310	Oakes, North Dakota, Industrial Development Revenue Bonds, Omniquip International Inc. Project, Series 1999, 5.800%, 2/01/14 (Alternative Minimum Tax)	8/09 at 100.00	N/R	291,862
4,560	Total North Dakota			2,955,115
	Ohio – 3.4%

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	841,525

49,845	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	6/17 at 100.00	BBB	28,001,426

9,510	Coshocton County, Ohio, Environmental Revenue Bonds, Smurfit-Stone Container Corporation, Series 2005, 5.125%, 8/01/13 (11)	No Opt. Call	D	1,806,900

4,125	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center Project, Series 2008, Trust 2801, 15.311%, 8/15/46 (IF) (14)	8/16 at 100.00	A	—

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:

1,000	5.000%, 12/01/22	12/16 at 100.00	N/R	666,500

1,000	5.000%, 12/01/32	12/16 at 100.00	N/R	544,110

6,240	Ohio Higher Educational Facilities Commission, Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008, Trust 3140, 15.206%, 1/01/38 (IF)	1/18 at 100.00	Aa2	6,326,736

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$500	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)	9/09 at 101.00	N/R	$398,330

2,100	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%, 9/01/20 (Alternative Minimum Tax)	9/09 at 102.00	N/R	1,784,853

470	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 1999, 5.950%, 9/01/29 (Alternative Minimum Tax)	9/09 at 101.00	CCC–	196,108

18,020	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	CCC–	7,520,647

7,060	Ohio, Pollution Control Revenue Bonds, General Motors Corporation, Series 2002, 5.625%, 3/01/15	No Opt. Call	C	674,301

7,355	Ohio, Solid Waste Revenue Bonds, General Motors Corporation, Series 2002, 6.300%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	C	700,932

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:

3,240	7.125%, 8/01/25 (Alternative Minimum Tax)	8/12 at 106.00	N/R	2,350,782

11,000	7.250%, 8/01/34 (Alternative Minimum Tax)	8/12 at 106.00	N/R	7,618,160

8,185	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)	8/12 at 106.00	N/R	6,130,647

500	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	N/R	441,060

65	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/09 at 102.00	BB+	32,199

2,400	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	N/R	1,885,824

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:

11,750	6.100%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	9,532,658

18,400	6.350%, 7/01/27 (Alternative Minimum Tax)	7/17 at 102.00	N/R	13,249,840

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27	7/17 at 102.00	N/R	3,682,550
168,905	Total Ohio			94,386,088
	Oklahoma – 1.5%

6,630	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	4,972,566

2,000	Oklahoma Development Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center, Series 2007, 5.125%, 12/01/36	12/17 at 100.00	BBB	1,393,660

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:

2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	1,506,667

3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	2,276,928

805	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1992, 7.350%, 12/01/11	6/09 at 100.00	B–	737,823

30,585	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	6/09 at 100.00	B–	21,827,597

5,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	Caa2	4,237,300

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:

1,985	6.000%, 5/01/25	5/16 at 103.00	N/R	1,443,135

3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	2,404,038
56,295	Total Oklahoma			40,799,714

Nuveen Investments	63

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon – 0.6%

$3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	$2,016,360

4,220	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.250%, 7/01/29 (Alternative Minimum Tax)	5/16 at 101.00	BBB	3,485,256

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:

500	4.850%, 10/01/20	7/09 at 100.00	N/R	316,355

130	5.000%, 10/01/21	7/09 at 100.00	N/R	80,513

735	5.350%, 10/01/31	7/09 at 100.00	N/R	386,492

4,370	Oregon, Economic Development Revenue Bonds, Georgia Pacific Corp., Series 1995CLVII, 6.350%, 8/01/25 (Alternative Minimum Tax) (5)	8/25 at 100.00	B	2,925,191

2,545	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	12/09 at 100.00	B2	1,569,985

500	Port Astoria, Oregon, Pollution Control Revenue Bonds, James River Project, Series 1993, 6.550%, 2/01/15	8/09 at 100.00	B	419,145

	The Hospital Facility Authority of Deschutes County, Oregon Hospital Revenue Refunding Bonds (Cascade Healthcare Community, Inc.) Series 2008:

900	8.000%, 1/01/28	1/19 at 100.00	A3	1,016,388

2,670	8.250%, 1/01/38	1/19 at 100.00	A3	3,005,272

2,635	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	1,978,859
22,205	Total Oregon			17,199,816
	Pennsylvania – 1.9%

1,900	Allegheny County Higher Education Building Authority, Commonwealth of Pennsylvania, University Revenue Bonds, Series A of 2008, Robert Morris University, 6.000%, 10/15/38	10/18 at 100.00	Baa3	1,445,482

2,600	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	1,850,004

8,035	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	BB–	6,854,900

5,200	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	3,623,984

25	Chester County Health and Education Facilities Authority, Pennsylvania, College Revenue Bonds, Immaculata College, Series 1998, 5.625%, 10/15/27	10/09 at 101.00	BB+	17,393

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:

2,875	5.125%, 10/15/15	No Opt. Call	N/R	2,543,858

4,925	5.500%, 10/15/25	10/15 at 102.00	N/R	3,554,176

12,180	5.750%, 10/15/37	10/15 at 102.00	N/R	8,012,613

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:

5,975	5.875%, 7/01/31	7/16 at 100.00	N/R	3,941,708

3,955	5.900%, 7/01/40	7/16 at 100.00	N/R	2,469,146

10,390	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Series 2007, Drivers 1829, 1.960%, 5/01/37 (IF)	5/17 at 100.00	AA	3,343,853

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	331,510

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$15	New Morgan Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, New Morgan Landfill Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative Minimum Tax)	10/09 at 100.00	BBB	$14,599

725	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/13 at 102.00	N/R	633,280

1,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.800%, 6/01/23 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	BBB+	872,470

	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:

580	5.250%, 6/01/09	No Opt. Call	BB+	579,681

2,000	5.250%, 6/01/14	6/09 at 100.00	BB+	1,787,520

200	5.125%, 6/01/18	6/09 at 100.00	BB+	155,054

	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A:

1,000	6.500%, 1/01/13 (Alternative Minimum Tax)	7/09 at 100.00	B–	810,620

1,500	6.600%, 1/01/19 (Alternative Minimum Tax)	7/09 at 100.00	B–	1,119,285

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa2	692,520

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	BB	3,334,999

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:

920	5.800%, 5/01/16	No Opt. Call	BBB–	845,140

1,380	6.050%, 5/01/23	5/16 at 100.00	BBB–	1,115,413

985	6.250%, 5/01/33	5/16 at 100.00	BBB–	740,769

1,000	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	583,520
76,445	Total Pennsylvania			51,273,497
	Puerto Rico – 0.0%

280	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/09 at 100.00	CCC+	112,543

30	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	21,207
310	Total Puerto Rico			133,750
	Rhode Island – 0.6%

1,180	Central Falls Detention Facility Corporation, Rhode Island, Detention Facility Revenue Bonds, Series 2005, 6.750%, 1/15/13	No Opt. Call	N/R	1,042,223

8,630	Rhode Island Housing and Mortgage Finance Corporation, Housing Bonds, Rental Housing Program, Series 2006-A1, 4.750%, 10/01/43 – FGIC Insured (Alternative Minimum Tax)	4/16 at 100.00	A+	6,817,527

4,800	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2008, Trust 3210, 20.378%, 10/01/38 (IF)	4/18 at 100.00	AA+	5,257,728

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,530,827

1,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/12 at 100.00	BBB	738,450

1,345	Tiverton, Rhode Island, Special Obligation Tax Increment Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%, 5/01/22	5/12 at 102.00	N/R	1,212,235
18,505	Total Rhode Island			16,598,990

Nuveen Investments	65

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina – 1.5%

$5,229	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39	11/17 at 100.00	N/R	$4,064,659

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17	No Opt. Call	N/R	13,301,680

4,585	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	2,614,505

3,550	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 5.750%, 5/01/20	5/16 at 101.00	N/R	2,823,102

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:

1,000	5.250%, 10/01/26	11/16 at 100.00	N/R	630,760

3,215	5.300%, 10/01/35	11/16 at 100.00	N/R	1,810,045

500	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007, 5.950%, 9/01/31	9/12 at 100.00	BBB	354,015

850	Richland County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	BBB	684,964

5,000	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Calhoun School District, Installment Purchase Revenue Bonds, Series 2006, 4.500%, 12/01/31 – RAAI Insured	12/16 at 100.00	N/R	3,654,550

7,950	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Union County School District, Installment Purchase Revenue Bonds, Series 2006, 4.500%, 12/01/31 – RAAI Insured	12/16 at 100.00	AA	5,810,735

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:

1,100	5.500%, 5/01/28	5/17 at 100.00	N/R	731,500

1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	593,950

	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A:

70	6.125%, 8/01/23	8/13 at 100.00	BBB+	65,722

765	6.250%, 8/01/31	8/13 at 100.00	BBB+	673,376

4,100	South Carolina JOBS Economic Development Authority, Revenue Bonds, Burroughs & Chapin, Series 2007A, 4.700%, 4/01/35 – RAAI Insured	4/17 at 100.00	BBB–	3,006,120

940	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	7/09 at 100.00	B+	569,725
53,912	Total South Carolina			41,389,408
	South Dakota – 0.2%

5,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40	5/17 at 100.00	AA–	4,411,100
	Tennessee – 2.1%

1,000	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.750%, 4/01/41	4/18 at 100.00	A+	961,850

3,180	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	2,494,933

14,670	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.125%, 3/01/25 – AMBAC Insured (Alternative Minimum Tax) (4)	3/10 at 101.00	A	14,734,841

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:

1,500	5.500%, 11/01/37	11/17 at 100.00	N/R	761,865

23,000	5.500%, 11/01/46	11/17 at 100.00	N/R	11,339,230

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:

$6,000	5.250%, 9/01/20	No Opt. Call	BBB+	$5,187,060

4,000	5.250%, 9/01/23	No Opt. Call	BBB+	3,349,240

8,750	5.250%, 9/01/26 (4)	No Opt. Call	BBB+	7,106,575

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:

2,170	5.000%, 2/01/21	No Opt. Call	A	1,811,690

1,000	5.000%, 2/01/23	No Opt. Call	A	815,060

12,550	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	8,220,501
77,820	Total Tennessee			56,782,845
	Texas – 7.7%

1,500	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 2003A, 7.000%, 11/15/33	11/13 at 101.00	N/R	1,069,755

105	Angelina & Neches River Authority, Texas, Solid Waste Disposal Revenue Bonds, Champion International Project, Series 1995, 6.300%, 4/01/18 (Alternative Minimum Tax)	9/09 at 100.00	Baa3	89,687

8,695	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2001C-1, 9.750%, 1/01/26	1/11 at 100.00	N/R	6,926,698

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:

780	5.250%, 1/01/15 – SYNCORA GTY Insured	No Opt. Call	Baa3	707,897

1,000	5.250%, 1/01/18 – SYNCORA GTY Insured	1/17 at 100.00	Baa3	859,210

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006B:

5,000	5.750%, 1/01/24	1/17 at 100.00	BB	3,646,250

19,350	5.750%, 1/01/34	1/17 at 100.00	BB	13,262,297

11,355	Austin Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Rutland Place Apartments, Series 1998A, 6.500%, 11/01/33	11/10 at 100.00	Caa1	6,654,257

8,000	Brazos Harbor Industrial Development Corporation, Texas, Environmental Facilities Revenue Bonds, Dow Chemical Company Project, Series 2008, 5.900%, 5/01/38 (Mandatory put 5/01/28)	5/18 at 100.00	Baa1	6,086,080

2,590	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Company, Series 1999B, 6.750%, 9/01/34 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Caa2	1,071,820

2,105	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax)	7/13 at 101.00	CCC	847,010

6,800	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	CCC	3,273,724

1,040	Brazos River Authority, Texas, Pollution Control Revenue Bonds, Texas Utilities, Series 1994, 5.400%, 5/01/29 (Alternative Minimum Tax)	11/15 at 100.00	CCC	397,904

535	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax)	4/13 at 101.00	CCC	220,345

4,425	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CCC	1,778,983

Nuveen Investments	67

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,500	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2006, 5.000%, 3/01/41 (Alternative Minimum Tax)	3/11 at 100.00	CCC	$1,268,085

1,550	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Caa2	638,492

5,240	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CCC	3,096,264

1,300	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	561,782

295	Brazos River Authority, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999A, 5.375%, 4/01/19	10/09 at 101.00	BBB–	269,182

5,000	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities Revenue Bonds, Dow Chemical Company Project, Series 2002-A4, 5.950%, 5/15/33 (Alternative Minimum Tax)	5/18 at 102.00	N/R	3,831,650

2,000	Brazos, Texas, River Authority, Electrical Utilities, Series 1975, 8.250%, 10/01/30 (Alternative Minimum Tax)	7/18 at 100.00	CCC	863,860

6,410	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–	3,747,158

5,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc. – Raul Yzaguirre School for Success, Refunding Series 2009A, 9.000%, 2/15/38	No Opt. Call	BBB–	5,429,105

3,795	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)	11/09 at 101.00	CCC+	1,563,692

2,400	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax)	5/15 at 101.00	CCC	1,241,328

6,250	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax)	11/12 at 100.00	CCC+	2,387,750

2,000	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	1,449,420

	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, Arlington Classics Academy, Series 2004A:

375	6.000%, 2/15/14	2/13 at 100.00	N/R	354,308

895	7.000%, 2/15/24	2/13 at 100.00	N/R	763,963

1,085	7.250%, 2/15/29	2/13 at 100.00	N/R	906,420

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:

3,070	7.000%, 9/01/25	9/14 at 100.00	N/R	2,489,862

15,660	7.125%, 9/01/34	9/14 at 100.00	N/R	12,027,193

615	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 7.500%, 5/01/25 (Mandatory put 10/01/12) (Alternative Minimum Tax)	10/12 at 100.00	BBB–	598,334

2,130	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/12 at 100.00	Baa3	1,994,085

870	Gulf Coast Waste Disposal Authority, Texas, Solid Waste Disposal Revenue Bonds, Waste Management of Texas Inc. Project, Series 2003C, 5.200%, 5/01/28 (Alternative Minimum Tax)	5/16 at 101.00	BBB	726,398

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,300	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	2/14 at 100.00	N/R	$2,456,355

630	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy Revenue Bonds, Series 2006, 8.000%, 2/15/12	No Opt. Call	N/R	637,251

8,605	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	5,723,788

6,810	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	5,165,249

1,240	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 1998B, 5.700%, 7/15/29 (Alternative Minimum Tax)	7/09 at 101.00	B–	732,530

2,695	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 1998C, 5.700%, 7/15/29 (Alternative Minimum Tax)	7/09 at 101.00	B–	1,592,071

1,505	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E, 6.750%, 7/01/21 (Alternative Minimum Tax)	7/11 at 101.00	B–	1,119,825

385	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	7/09 at 100.00	B–	245,526

2,970	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B, 6.125%, 7/15/27 (Alternative Minimum Tax)	7/09 at 100.00	B–	1,894,058

340	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	No Opt. Call	BBB–	268,865

4,680	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/11 at 100.00	N/R	2,886,858

280	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	8/11 at 100.00	N/R	275,150

5,000	La Vernia Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation Inc., Series 2008A, 7.125%, 2/15/38	2/17 at 100.00	N/R	3,858,200

	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Trust 2656:

3,500	10.475%, 5/01/30 – AMBAC Insured (IF) (14)	No Opt. Call	A	—

4,110	9.863%, 5/01/30 – AMBAC Insured (IF) (14)	No Opt. Call	A	—

11,090	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 2903, 17.240%, 1/01/38 (IF)	1/18 at 100.00	A3	10,072,655

12,000	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/12 at 101.00	B+	7,518,480

7,450	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/12 at 101.00	B+	4,667,723

	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004:

3,275	5.875%, 12/01/24	12/13 at 100.00	Baa2	2,545,527

2,000	6.000%, 12/01/34	12/13 at 100.00	Baa2	1,442,300

715	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2000A, 6.450%, 6/01/21 (Alternative Minimum Tax)	6/10 at 101.00	CCC	295,023

590	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2001B, 5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CCC	348,625

Nuveen Investments	69

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,635	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001A, 5.500%, 5/01/22 (Mandatory put 11/01/11)	No Opt. Call	CCC	$1,530,619

1,245	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22	7/13 at 101.00	CCC	488,750

1,260	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22	8/13 at 101.00	CCC	507,226

9,960	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 9.642%, 2/15/36 (IF)	2/17 at 100.00	AA–	8,597,273

8,950	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A	7,708,635

	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A:

100	5.250%, 12/15/22	No Opt. Call	A	79,180

4,115	5.250%, 12/15/24	No Opt. Call	A	3,198,013

1,740	5.250%, 12/15/25	No Opt. Call	A	1,343,854

10,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006C, 2.334%, 12/15/26	7/09 at 100.00	Baa1	6,417,500

8,230	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Cosmos Foundation Inc., Series 2007A, 5.375%, 2/15/37	2/15 at 100.00	N/R	4,949,851

3,745	Texas Public Finance Authority, Charter School Revenue Bonds, School of Excellence Charter School, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB	2,907,393

4,055	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 2005, 5.000%, 7/01/23	7/15 at 100.00	Baa3	3,101,264

535	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	CCC	215,343

9,880	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37	7/17 at 100.00	Baa1	6,299,587

8,640	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	5,662,310

15,000	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2008, 4.500%, 8/01/35 – MBIA Insured (UB)	8/16 at 100.00	AA–	10,917,600
316,480	Total Texas			210,770,705
	Utah – 0.4%

750	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	6/09 at 101.00	N/R	612,315

2,700	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	2,265,246

2,050	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	7/09 at 100.00	N/R	2,051,394

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:

1,415	5.550%, 11/15/21	11/16 at 100.00	N/R	1,070,249

4,095	5.700%, 11/15/36	11/16 at 100.00	N/R	2,654,870

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

$1,750	Utah County, Utah, Charter School Revenue Bonds, Lincoln Academy, Series 2007A, 5.875%, 6/15/37	6/17 at 100.00	N/R	$1,162,088

675	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A, 6.000%, 7/15/37	7/15 at 102.00	N/R	451,649
13,435	Total Utah			10,267,811
	Virgin Islands – 0.0%

750	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	BBB	564,900

625	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	BBB	493,025
1,375	Total Virgin Islands			1,057,925
	Virginia – 1.2%

2,870	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999A, 6.550%, 12/01/25 (Alternative Minimum Tax) (5)	12/09 at 101.00	B2	2,053,227

3,095	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999, 6.300%, 12/01/25 (Alternative Minimum Tax) (5)	12/09 at 101.00	B2	2,143,226

479	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R	377,313

3,300	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33	6/13 at 102.00	N/R	2,513,808

2,226	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.750%, 3/01/34	3/14 at 102.00	N/R	1,551,166

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:

4,750	5.375%, 12/01/28	12/15 at 100.00	N/R	3,046,698

12,000	5.625%, 12/01/39	12/15 at 100.00	N/R	7,266,240

260	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	6/09 at 100.00	B+	156,595

45	Giles County Industrial Development Authority, Virginia, Solid Waste Faciltiy Revenue Bonds, Hoechst Celanese Corporation Project, Series 1992, 6.625%, 12/01/22 (Alternative Minimum Tax)	6/09 at 100.00	B+	30,360

2,595	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax)	6/09 at 101.00	B2	1,663,187

515	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BBB	487,036

22,055	Hopewell Industrial Development Authority, Virginia, Environmental Improvement Revenue Bonds, Smurfit-Stone Container Corporation, Series 2005, 5.250%, 6/01/15 (11)	No Opt. Call	D	4,190,450

	Lexington Industrial Development Authority, Virginia, Hospital Facility Revenue Refunding, Bonds, Stonewall Jackson Hospital, Series 2000:

25	6.250%, 7/01/11	7/10 at 102.00	N/R	24,935

40	6.350%, 7/01/12	7/10 at 102.00	N/R	39,658

110	6.550%, 7/01/14	7/10 at 102.00	N/R	108,941

45	6.625%, 7/01/15	7/10 at 102.00	N/R	43,941

Nuveen Investments	71

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$3,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	$2,790,510

4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R	2,591,165

725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R	547,614

977	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R	691,130

1,000	Winchester Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster-Canterbury of Winchester Inc., Series 2005A, 5.200%, 1/01/27	1/15 at 100.00	N/R	738,320
64,462	Total Virginia			33,055,520
	Washington – 0.8%

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:

1,950	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,400,919

2,310	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,536,866

1,100	Port of Seattle, Washington, Special Facilities Revenue Bonds, Northwest Airlines Project, Series 2001, 7.250%, 4/01/30	4/11 at 101.00	N/R	755,843

2,230	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R	1,403,919

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Swedish Health Services, Series 2009A, 6.500%, 11/15/30	11/14 at 100.00	A2	3,009,540

7,710	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Project, Series 2007G, 7.000%, 12/01/27 (Alternative Minimum Tax)	12/17 at 100.00	N/R	5,120,751

5,535	Washington State Healthcare Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Series 2008, Trust 1180, 12.525%, 10/01/35 (IF)	10/18 at 100.00	Aa3	5,150,428

2,800	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32	6/13 at 100.00	BBB	2,234,680
26,635	Total Washington			20,612,946
	West Virginia – 1.2%

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	N/R	240,312

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R	1,262,649

	West Virginia Hospital Finance Authority Hospital Revenue Bonds (Thomas Health System, Inc.) Series 2008:

14,500	6.500%, 10/01/38	10/18 at 100.00	N/R	11,132,520

25,050	6.750%, 10/01/43	10/18 at 100.00	N/R	19,459,091
41,590	Total West Virginia			32,094,572
	Wisconsin – 0.8%

2,130	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	1,527,167

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Wisconsin (continued)

$450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R	(7)	$585,572

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22	8/15 at 102.00	N/R		225,210

4,475	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2008, Trust 1155, 10.416%, 11/15/31 (IF)	11/16 at 100.00	Aa1		4,147,878

2,115	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	2/10 at 100.00	A3		1,733,750

90	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999B, 5.625%, 2/15/20	2/10 at 100.00	BBB+		81,040

2,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Community Memorial Hospital Inc. – Oconto Falls, Series 2003, 7.250%, 1/15/33	1/13 at 101.00	N/R		1,778,288

6,125	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB		4,289,521

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A:

1,155	5.000%, 4/01/13	No Opt. Call	N/R		1,091,833

875	6.125%, 4/01/24	4/14 at 100.00	N/R		709,931

1,000	6.250%, 4/01/34	4/14 at 100.00	N/R		696,980

3,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006B, 5.000%, 5/15/36	5/16 at 100.00	BBB		2,138,592

2,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 5.250%, 3/01/35	3/15 at 100.00	BBB–		1,923,124

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Trust 2113:

1,965	12.787%, 8/15/26 (IF) (14)	8/16 at 100.00	BBB+		—

11,000	12.794%, 8/15/30 (IF) (14)	8/16 at 100.00	BBB+		—

3,535	13.290%, 8/15/31 (IF) (14)	8/16 at 100.00	BBB+		—

3,750	13.299%, 8/15/34 (IF) (14)	8/16 at 100.00	BBB+		—
47,215	Total Wisconsin				20,928,886
	Wyoming – 0.4%

13,125	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB		9,797,944
$4,120,060	Total Investments (cost $3,812,360,595) – 101.0%				2,764,406,163
	Floating Rate Obligations – (2.9)%				(78,560,000)
	Borrowings – (0.7)% (8) (15)				(19,500,000)
	Other Assets Less Liabilities – 2.6%				71,776,245
	Net Assets – 100%				$2,738,122,408

Investments in Derivatives

Forward Swaps outstanding at April 30, 2009:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$17,000,000	Receive	3-Month USD-LIBOR	3.265%	Semi-Annually	1/15/10	1/15/39	$1,375,787
JPMorgan	17,000,000	Receive	3-Month USD-LIBOR	3.293	Semi-Annually	2/12/10	2/12/39	1,321,229
JPMorgan	34,000,000	Receive	3-Month USD-LIBOR	3.367	Semi-Annually	1/15/10	1/15/39	2,137,801
JPMorgan	15,000,000	Receive	3-Month USD-LIBOR	5.276	Semi-Annually	7/29/09	7/29/34	(4,092,451)
JPMorgan	38,000,000	Receive	3-Month USD-LIBOR	3.413	Semi-Annually	4/09/10	4/09/39	2,289,779
Morgan Stanley	10,000,000	Receive	3-Month USD-LIBOR	5.348	Semi-Annually	7/15/09	7/15/34	(2,856,788)
RBC	21,000,000	Receive	3-Month USD-LIBOR	3.327	Semi-Annually	4/23/10	4/23/39	1,600,850
								$1,776,207

Nuveen Investments	73

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2009

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time it is formally determined that the interest on the bonds should be treated as taxable.

(6)	The Fund’s Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(8)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of April 30, 2009, investments with a value of $187,982,233 have been pledged as collateral for Borrowings.

(9)	Investment, or portion of investment has been pledged as collateral for Recourse Trusts.

(10)	Principal Amount (000) rounds to less than $1,000.

(11)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(12)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Under such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Adviser had instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Adviser concluded that Bayonne was not likely able to meet its interest obligations and directed the Fund’s custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.

(13)	Effective Date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

(14)	Zero value on investment represents unrealized depreciation related to Recourse Trusts. See Statement of Assets and Liabilities for more information.

(15)	Borrowings as a percentage of Total Investments is 0.7%.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 – Inverse Floating Rate Securities for more information.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate

See accompanying notes to financial statements.

74	Nuveen Investments

Portfolio of Investments

Nuveen All-American Municipal Bond Fund

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 3.2%

$1,635	Alabama State Board of Education, Revenue Bonds, Jefferson State Community College, Series 2005, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 101.00	A2		$1,665,476

400	Bayou La Batre Utilities Board, Alabama, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1997, 5.750%, 3/01/27 – RAAI Insured	9/09 at 100.00	BBB–		386,472

3,000	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa1		1,922,550

2,400	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB		1,709,448

1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.500%, 1/01/21 – FSA Insured	1/14 at 100.00	AAA		893,060

2,000	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	7/13 at 100.00	A2		2,022,980

5,000	Southeast Alabama Gas District, General System Revenue Bonds, Series 2000A, 5.500%, 6/01/20 (Pre-refunded 6/01/10) – AMBAC Insured	6/10 at 102.00	A3	(4)	5,366,350
15,435	Total Alabama				13,966,336
	Alaska – 1.3%

3,215	Alaska Industrial Development and Export Authority, Revenue Bonds, Lake Dorothy Hydroelectric Project, Series 2006, 5.000%, 12/01/35 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	A		2,285,961

590	Anchorage, Alaska, Water Revenue Refunding Bonds, Series 1999, 6.000%, 9/01/24 (Pre-refunded 9/01/09) – AMBAC Insured	9/09 at 101.00	AA–	(4)	606,957

2,610	Anchorage, Alaska, Water Revenue Refunding Bonds, Series 1999, 6.000%, 9/01/24 – AMBAC Insured	9/09 at 101.00	AA–		2,661,365
6,415	Total Alaska				5,554,283
	Arizona – 0.5%

2,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network, Series 2000, 7.000%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 102.00	BBB	(4)	2,327,283
	California – 5.6%

2,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14	5/12 at 101.00	Aa3		2,205,760

2,440	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, Trust 3299, 16.588%, 11/15/46 (IF)	11/16 at 100.00	Aa3		2,230,941

500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	6/09 at 100.00	BBB		472,830

1,000	California Pollution Control Financing Authority, Solid Waste Revenue Bonds, Keller Canyon Landfill Company, Series 1992, 6.875%, 11/01/27 (Alternative Minimum Tax)	5/09 at 100.00	BBB		999,880

	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2003D:

1,350	5.500%, 6/01/17	12/13 at 100.00	A–		1,410,440

1,490	5.500%, 6/01/19	12/13 at 100.00	A–		1,530,126

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 17.519%, 7/01/47 – FSA Insured (IF)	7/18 at 100.00	AAA		1,304,163

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.500%, 7/01/31	7/17 at 100.00	A		949,610

8,000	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – MBIA Insured (ETM)	No Opt. Call	AA–	(4)	4,552,320

Nuveen Investments	75

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$6,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A	$4,711,740

500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BBB	287,900

6,740	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	2,589,643

250	Palm Springs, California, Airport Passenger Facility Charge Subordinate Refunding Revenue Bonds, Palm Springs International Airport, Series 2008, 6.000%, 7/01/18 (Alternative Minimum Tax)	7/14 at 102.00	N/R	213,053

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,165,382
34,585	Total California			24,623,788
	Colorado – 1.7%

2,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	1,667,600

1,150	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007, 5.000%, 12/01/26	12/17 at 100.00	N/R	660,250

1,230	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	1,091,637

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	359,055

1,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	730,940

520	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000D-2, 6.900%, 4/01/29 (Alternative Minimum Tax)	4/10 at 105.00	AA	550,883

250	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	BBB–	188,928

1,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.000%, 12/01/25 – AGC Insured	12/19 at 100.00	AAA	1,025,940

1,750	Tallgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.250%, 12/01/37	12/16 at 100.00	N/R	1,001,070
9,400	Total Colorado			7,276,303
	Connecticut – 1.8%

5,865	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28	10/09 at 101.50	BBB	5,814,208

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-2, Trust 1080, 9.324%, 7/01/42 (IF)	7/17 at 100.00	AAA	2,134,960
7,865	Total Connecticut			7,949,168
	District of Columbia – 1.2%

1,000	District of Columbia, Friendship Pub Charter School, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	612,300

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	A	4,578,536
5,365	Total District of Columbia			5,190,836
	Florida – 5.9%

990	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	726,185

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,500	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A+	$1,481,895

790	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	484,009

1,000	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	897,250

1,000	Fishhawk Community Development District II, Florida, Special Assessment Revenue Bonds, Series 2004A, 6.125%, 5/01/34	5/14 at 100.00	N/R	768,250

1,555	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BBB–	1,105,776

3,510	Florida Housing Finance Corporation, Revenue Bonds, Wyndham Place Apartments, Series 2000W-1, 5.850%, 1/01/41 – FSA Insured (Alternative Minimum Tax) (5)	1/11 at 100.00	AAA	3,518,494

1,745	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	No Opt. Call	N/R	1,186,426

1,600	Jacksonville Port Authority, Florida, Seaport Revenue Bonds, Series 2000, 5.625%, 11/01/26 – MBIA Insured (Alternative Minimum Tax)	11/10 at 100.00	A2	1,543,920

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AAA	1,972,580

2,565	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,469,078

2,000	Palm Glades Community Development District, Florida, Special Assessment Bond, Series 2008A, 7.125%, 5/01/39	5/18 at 100.00	N/R	1,413,100

1,950	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36	5/12 at 101.00	N/R	954,603

1,000	Split Pine Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.250%, 5/01/39	5/17 at 100.00	N/R	549,000

3,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.500%, 10/01/18 – AMBAC Insured	No Opt. Call	A	3,280,680

3,915	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	2,216,438

500	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R	338,765

3,000	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003, 6.125%, 5/01/35	5/13 at 101.00	N/R	1,953,090
33,620	Total Florida			25,859,539
	Georgia – 0.3%

1,425	Dekalb County Housing Authority, Georgia, Subordinate Multifamily Housing Revenue Bonds, Greens of Stonecrest Project, 2001B Pass-Through Ceritificate Series 2001-8, 5.900%, 11/01/34 (Mandatory put 11/01/18) (Alternative Minimum Tax)	12/11 at 100.00	N/R	1,222,066
	Idaho – 0.7%

1,000	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	1,070,650

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:

2,000	5.250%, 9/01/30	9/16 at 100.00	BBB–	1,433,260

750	5.250%, 9/01/37	9/16 at 100.00	BBB–	509,580
3,750	Total Idaho			3,013,490
	Illinois – 7.1%

990	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	BBB–	799,494

Nuveen Investments	77

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Champaign, Illinois, General Obligation Public Safety Sales Tax Bonds, Series 1999:

$1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	AA–	$1,542,135

1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	AA–	1,754,540

6,000	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2007-2G, Trust 1060, 9.199%, 6/01/39 (Alternative Minimum Tax) (IF)	6/17 at 104.00	Aaa	6,240,659

5,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	6/09 at 100.00	BBB–	4,335,700

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,019,520

5,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	Baa1	3,408,400

455	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	A+	446,842

1,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	670,270

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	BB–	1,808,850

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	BBB–	1,106,582

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA+	5,026,008

1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 – AMBAC Insured	3/14 at 101.00	AA	1,773,540
33,215	Total Illinois			30,932,540
	Indiana – 3.1%

2,805	DeKalb Eastern High School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 6.000%, 1/15/18 – FSA Insured	1/12 at 100.00	AAA	3,051,560

1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24	7/14 at 100.00	Aa3	1,324,216

500	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa3	318,055

5,000	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, 5.250%, 10/15/20	No Opt. Call	Aa3	4,469,400

345	Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series 2000C-3, 5.650%, 7/01/30 (Alternative Minimum Tax)	1/10 at 100.00	Aaa	350,044

1,025	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	1,183,875

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – MBIA Insured	No Opt. Call	AA	3,005,100
13,910	Total Indiana			13,702,250
	Iowa – 0.3%

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,116,204
	Kansas – 0.4%

1,720	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum Tax)	12/11 at 104.50	Aaa	1,787,097

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky – 1.4%

$1,900	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	4/11 at 101.00	BBB–	$1,722,483

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	Aa3	1,548,360

2,000	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997, 5.875%, 10/01/22	10/09 at 101.00	BB–	1,443,560

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A+	1,407,192
6,805	Total Kentucky			6,121,595
	Louisiana – 6.2%

2,575	Calcasieu Parish Inc., Louisiana, Industrial Development Board Revenue Bonds, Oil Corporation Project, Series 2002, 6.625%, 2/01/16	4/10 at 102.00	BB+	2,299,192

300	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2000A, 7.000%, 10/01/31 (Alternative Minimum Tax)	4/10 at 105.00	Aaa	309,624

5,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A	5,104,810

3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	2,103,150

2,525	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.375%, 12/01/21 – MBIA Insured	12/12 at 100.00	AA–	2,596,230

3,550	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	A	3,219,318

4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	2,784,480

2,000	Louisiana Publc Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18	No Opt. Call	AAA	2,101,440

1,000	Rapides Parish Finance Authority, Louisiana, Pollution Control Revenue Bonds, Cleco Utility Group Inc. Project, Series, 6.000%, 10/01/38 (Mandatory put 10/01/11)	10/11 at 100.00	Baa1	1,004,620

1,000	St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds, Freeport McMoran Project, Series 1992, 7.700%, 10/01/22 (Alternative Minimum Tax)	4/11 at 100.00	N/R	943,720

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:

4,750	5.500%, 5/15/30	5/11 at 101.00	BBB	3,944,020

1,000	5.875%, 5/15/39	5/11 at 101.00	BBB	703,550
31,305	Total Louisiana			27,114,154
	Maryland – 1.2%

5,000	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A, 5.000%, 4/01/21	4/13 at 100.00	AA+	5,288,300
	Massachusetts – 2.6%

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series A (2008), 6.250%, 1/15/28	1/18 at 100.00	N/R	3,291,598

3,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	6/09 at 102.00	BBB	2,406,540

Nuveen Investments	79

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$5,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002D, 5.375%, 8/01/21 (Pre-refunded 8/01/12) – MBIA Insured	8/12 at 100.00	AA	(4)	$5,567,999
12,700	Total Massachusetts				11,266,137
	Michigan – 3.0%

2,755	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 – FGIC Insured	5/13 at 100.00	AA		2,812,029

1,000	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AA–		856,180

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA		516,500

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:

2,000	5.250%, 8/15/23	8/09 at 100.00	BB		1,304,300

10	5.250%, 8/15/28	8/09 at 100.00	BB		5,880

3,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A, 6.500%, 8/15/18	8/09 at 100.00	BB		2,560,020

2,000	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/11 at 100.00	A–		1,799,100

3,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29	9/18 at 100.00	A1		3,348,720
14,265	Total Michigan				13,202,729
	Minnesota – 1.7%

3,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A		3,195,060

40	Minnesota Housing Finance Agency, Single Family Remarketed Mortgage Bonds, Series 1997G, 6.000%, 1/01/18	7/10 at 101.50	AA+		40,489

4,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35	11/15 at 100.00	BB+		2,934,480

1,080	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20	12/13 at 100.00	AA+		1,150,308
8,120	Total Minnesota				7,320,337
	Mississippi – 0.2%

1,310	Mississippi Development Bank, Special Obligation Bonds, Capital Projects and Equipment Program, Series 2003A, 5.625%, 7/01/31 – AMBAC Insured	No Opt. Call	A		1,051,144
	Missouri – 0.7%

1,000	Lakeside 370 Levee District, Saint Charles County, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R		810,830

1,872	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/09 at 100.00	N/R		1,215,265

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R		902,996
4,309	Total Missouri				2,929,091
	Nevada – 0.8%

2,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 7.500%, 6/15/23	6/19 at 100.00	A		2,043,800

1,900	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008, 6.750%, 9/01/27	9/18 at 100.00	N/R		1,462,088
3,900	Total Nevada				3,505,888

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire – 3.2%

$5,500	New Hampshire Business Finance Authority, Pollution Control Revenue Refunding Bonds, Public Service Company of New Hampshire, Series 2001C, 5.450%, 5/01/21 – MBIA Insured	5/12 at 101.00	AA	$5,310,800

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	A2	2,980,040

3,635	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition PAC Bonds, Series 2005D, 6.000%, 1/01/35 (Alternative Minimum Tax)	1/15 at 100.00	Aa2	3,702,175

1,905	New Hampshire Housing Finance Authority, Single Family Residential Mortgage Bonds, Series 2006-I, 5.400%, 1/01/37 (Alternative Minimum Tax)	1/16 at 100.00	Aa2	1,854,956
14,540	Total New Hampshire			13,847,971
	New Jersey – 4.7%

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa2	1,609,236

	New Jersey Educational Facilities Authority Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey Issue, Series 2009 B:

2,000	6.250%, 12/01/18	No Opt. Call	Baa2	2,009,880

600	7.500%, 12/01/32	6/19 at 100.00	Baa2	613,986

7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.500%, 12/15/23	No Opt. Call	AA–	7,602,559

3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – FSA Insured	No Opt. Call	AAA	3,276,450

700	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	706,286

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – FSA Insured	No Opt. Call	AAA	2,255,680

1,010	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,099,677

2,555	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BBB	1,385,321
20,200	Total New Jersey			20,559,075
	New Mexico – 0.7%

2,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico – San Juan Project, Series 1997A, 5.800%, 4/01/22	10/09 at 100.00	Baa3	1,784,680

1,195	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	1,089,314
3,195	Total New Mexico			2,873,994
	New York – 6.7%

2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997, 5.500%, 7/01/27 – RAAI Insured	7/09 at 100.00	A3	1,780,540

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–	3,219,240

4,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–	3,972,760

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003A, 5.750%, 8/01/16	8/12 at 100.00	AA	5,403,150

3,500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	3,554,670

Nuveen Investments	81

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–	$2,398,403

5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AA–	5,194,700

5,000	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19 (Alternative Minimum Tax)	10/09 at 100.00	N/R	3,900,000
29,625	Total New York			29,423,463
	North Carolina – 1.9%

1,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	816,520

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248:

730	19.413%, 10/01/41 (IF)	10/15 at 100.00	AA+	1,093,606

2,385	19.340%, 10/01/44 (IF)	10/16 at 100.00	AA+	3,515,323

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	BBB+	1,067,930

1,800	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	1,879,506
6,915	Total North Carolina			8,372,885
	Ohio – 1.9%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AAA	2,494,633

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:

2,000	6.500%, 6/01/47	6/17 at 100.00	BBB	1,240,120

3,500	5.875%, 6/01/47	6/17 at 100.00	BBB	1,966,195

2,200	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	BBB	896,038

2,000	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)	9/09 at 101.00	N/R	1,593,320
12,135	Total Ohio			8,190,306
	Oklahoma – 0.6%

1,730	Durant Community Facilities Authority, Bryan County, Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%, 11/01/24 – SYNCORA GTY Insured	11/14 at 100.00	A	1,788,388

1,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	Caa2	847,460
2,730	Total Oklahoma			2,635,848
	Pennsylvania – 1.2%

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	892,350

2,530	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.500%, 7/01/40	7/17 at 100.00	N/R	2,016,334

2,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	5/09 at 100.00	BBB	1,878,480

470	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	479,419
6,000	Total Pennsylvania			5,266,583

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Puerto Rico – 1.1%

$1,030	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA+		$1,055,678

4,180	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/25 – AMBAC Insured	No Opt. Call	A		3,859,436
5,210	Total Puerto Rico				4,915,114
	South Carolina – 3.0%

200	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–		219,970

	Greenwood County, South Carolina, Hospital Revenue Bonds, Self Memorial Hospital, Series 2001:

2,500	5.500%, 10/01/26	10/11 at 100.00	A		2,312,525

3,250	5.500%, 10/01/31	10/11 at 100.00	A		2,851,648

1,000	Newberry County, South Carolina, Special Source Revenue Bonds, Newberry County Memorial Hospital, Series 2005, 5.250%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB+		814,320

60	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 1996A, 6.350%, 7/01/25 (Alternative Minimum Tax)	5/09 at 100.00	Aa1		60,043

4,770	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – FSA Insured (Alternative Minimum Tax)	2/13 at 100.00	Aa2		4,769,905

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	Aa2		2,113,360
13,780	Total South Carolina				13,141,771
	South Dakota – 1.3%

5,555	South Dakota Education Loans Inc., Revenue Bonds, Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative Minimum Tax)	6/09 at 101.00	B3		5,471,008
	Tennessee – 4.9%

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:

500	6.000%, 10/01/23	10/18 at 100.00	AA		540,685

1,500	6.125%, 10/01/28	10/18 at 100.00	AA		1,591,905

2,435	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	A1		2,475,226

8,115	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	A		8,140,722

5,400	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St. Jude’s Children’s Research Foundation, Series 1999, 5.375%, 7/01/29 (Pre-refunded 7/01/09)	7/09 at 102.00	N/R	(4)	5,552,712

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:

2,000	5.500%, 11/01/37	11/17 at 100.00	N/R		1,015,820

1,000	5.500%, 11/01/46	11/17 at 100.00	N/R		493,010

2,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	BBB+		1,697,580
22,950	Total Tennessee				21,507,660
	Texas – 4.9%

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc. – Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	No Opt. Call	BBB–		2,076,669

Nuveen Investments	83

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$1,500	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+		$1,087,065

1,190	Fort Worth, Texas, General Obligation Bonds, Series 2003, 5.000%, 3/01/21 – FGIC Insured	3/13 at 100.00	Aa2		1,234,875

	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Medical Center Project, Series 2000:

3,250	6.375%, 10/01/25 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 101.00	BBB–	(4)	3,488,355

3,000	6.375%, 10/01/29 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 101.00	BBB–	(4)	3,220,020

1,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	A2		978,840

2,000	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008, 5.750%, 1/01/33	1/18 at 100.00	A3		1,910,320

1,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	Baa2		721,150

3,150	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2		2,991,272

1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/24	No Opt. Call	A		777,160

3,020	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.750%, 5/15/21	5/11 at 101.00	Baa3		2,895,274
22,210	Total Texas				21,381,000
	Utah – 1.1%

3,525	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	7/09 at 100.00	N/R		3,527,397

	Utah State Charter School Finance Authority, Noah Webster Academy Revenue Bonds, Series:

500	6.250%, 6/15/28	6/17 at 100.00	N/R		377,180

950	6.500%, 6/15/38	6/17 at 100.00	N/R		689,539
4,975	Total Utah				4,594,116
	Virgin Islands – 0.5%

2,625	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.300%, 7/01/21	7/10 at 100.00	N/R		2,227,759
	Virginia – 0.9%

1,075	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	9/09 at 100.00	BBB		1,007,490

3,000	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 6.000%, 10/15/28	10/09 at 101.00	A3		3,007,350
4,075	Total Virginia				4,014,840
	Washington – 2.3%

175	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 – MBIA Insured	9/12 at 100.00	AA–		186,946

5,000	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20 – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AA–		5,023,250

1,000	Washington Health Care Facilities Authority, Revenue Bonds, Swedish Health Services, Series 2009A, 6.500%, 11/15/30	11/14 at 100.00	A2		1,003,180

3,745	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB		3,610,255
9,920	Total Washington				9,823,631

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	West Virginia – 0.7%

$500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	No Opt. Call	N/R	$343,630

	West Virginia Hospital Finance Authority Hospital Revenue Bonds (Thomas Health System, Inc.) Series 2008:

2,000	6.500%, 10/01/28	10/18 at 100.00	N/R	1,634,880

1,500	6.500%, 10/01/38	10/18 at 100.00	N/R	1,151,640
4,000	Total West Virginia			3,130,150
	Wisconsin – 5.3%

2,180	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	2,338,944

3,500	Madison, Wisconsin, Industrial Development Revenue Refunding Bonds, Madison Gas and Electric Company Projects, Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)	4/12 at 100.00	AA–	3,418,590

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	AA–	2,807,030

430	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2008, Trust 1155, 10.416%, 11/15/31 (IF)	11/16 at 100.00	Aa1	398,567

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	2/10 at 100.00	A3	1,639,480

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	2,484,720

800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32	2/14 at 100.00	A+	800,056

2,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Trust 2113, 12.794%, 8/15/33 (IF) (7)	8/13 at 100.00	BBB+	—

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:

780	5.250%, 8/15/26	8/16 at 100.00	BBB+	578,783

6,000	5.250%, 8/15/34	8/16 at 100.00	BBB+	4,111,620

250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	BBB+	165,323

4,755	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Trust 2053, 8.585%, 3/01/36 (Alternative Minimum Tax) (IF)	9/14 at 100.00	AA	4,389,564
29,230	Total Wisconsin			23,132,677
	Wyoming – 0.4%

2,500	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB	1,866,275
$480,379	Total Investments (cost $460,258,892) – 98.2%			428,696,684
	Floating Rate Obligations – (0.9)%			(4,000,000)
	Other Assets Less Liabilities – 2.7%			11,769,504
	Net Assets – 100%			$436,466,188
Investments in Derivatives

Forward Swaps outstanding at April 30, 2009:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (6)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$3,000,000	Receive	3-Month USD-LIBOR	3.293%	Semi-Annually	2/12/10	2/12/39	$233,158

Nuveen Investments	85

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2009

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Portion of investment has been pledged as collateral for Recourse Trusts.

(6)	Effective Date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

(7)	Zero value on investment represents unrealized depreciation related to Recourse Trusts. See Statements of Assets and Liabilities for more information.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 – Inverse Floating Rate Securities for more information.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate

See accompanying notes to financial statements.

86	Nuveen Investments

Portfolio of Investments

Nuveen Insured Municipal Bond Fund

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 4.2%

$10,000	Alabama Incentives Financing Authority, Special Obligation Bonds, Series 1999A, 6.000%, 10/01/29 – AMBAC Insured	10/09 at 102.00	A		$10,255,500

5,000	Houston County Health Care Authority, Alabama, Revenue Bonds, Series 2000, 6.125%, 10/01/25 (Pre-refunded 10/01/09) – AMBAC Insured	10/09 at 101.00	N/R	(4)	5,168,750

9,000	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2000A, 5.875%, 9/01/31 (Pre-refunded 9/01/10) – MBIA Insured	9/10 at 101.00	AA–	(4)	9,715,140

12,255	Walker County, Alabama, General Obligation Bonds, Series 2002, 0.000%, 2/01/32 – MBIA Insured	8/12 at 77.49	AA–		8,122,859
36,255	Total Alabama				33,262,249
	Arizona – 0.7%

1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – MBIA Insured	7/14 at 100.00	AA+		1,026,950

6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA		4,748,880
7,000	Total Arizona				5,775,830
	Arkansas – 0.4%

2,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/26 – MBIA Insured	11/14 at 100.00	Aa3		2,049,240

1,500	University of Arkansas, Fort Smith, Student Fee Revenue Bonds, Series 20019, 4.750%, 12/01/34 (WI/DD, Settling 5/07/09)	6/19 at 100.00	Aa3		1,452,450
3,500	Total Arkansas				3,501,690
	California – 17.1%

2,400	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A		1,270,536

5,000	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A, 5.350%, 12/01/27 – AMBAC Insured	6/12 at 101.00	Aa2		5,045,350

10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 (Pre-refunded 12/01/14) – MBIA Insured	12/14 at 100.00	AAA		11,593

990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 – MBIA Insured	12/14 at 100.00	AAA		1,021,076

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2		860,640

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	A2		915,130

4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+		3,611,184

5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	3/12 at 100.00	A		4,589,950

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa3		2,277,900

4,500	California, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A+		4,225,050

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A		1,205,684

6,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A–		4,967,220

1,525	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–		1,377,106

Nuveen Investments	87

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – FSA Insured	No Opt. Call	AAA		$941,767

6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – FSA Insured	12/14 at 100.00	AAA		5,779,560

5,025	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/26 – FGIC Insured	10/15 at 100.00	AA–		5,013,191

5,470	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 – FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AA		5,321,818

8,000	Oakland, California, Insured Revenue Bonds, 1800 Harrison Foundation – Kaiser Permanente, Series 1999A, 6.000%, 1/01/29 (Pre-refunded 1/01/10) – AMBAC Insured	1/10 at 100.00	A	(4)	8,297,200

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – MBIA Insured (ETM)	8/09 at 100.00	AA–	(4)	14,716,899

10,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA		11,531,100

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	AA–		1,782,212

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA		2,593,475

10,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 – FSA Insured	5/15 at 100.00	AAA		10,020,500

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – MBIA Insured	9/14 at 100.00	AA–		1,477,320

6,995	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – MBIA Insured (Alternative Minimum Tax)	5/11 at 100.00	AA–		6,157,139

2,405	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A, 3.000%, 6/15/24 – FSA Insured	6/17 at 100.00	AAA		1,885,183

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:

8,390	0.000%, 1/15/24 – MBIA Insured	No Opt. Call	AA–		2,765,344

51,000	0.000%, 1/15/31 – MBIA Insured	No Opt. Call	AA–		9,292,200

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – MBIA Insured	8/17 at 100.00	AA–		6,166,944

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AA		3,508,995

5,000	San Luis Obispo County, California, Certificates of Participation, New County Government Center, Series 2002A, 5.000%, 10/15/27 – MBIA Insured	10/12 at 100.00	AA–		4,993,900

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+		1,936,520
189,245	Total California				135,559,686
	Colorado – 2.8%

	Broomfield, Colorado, Master Facilities Lease Purchase Agreement, Certificates of Participation, Series 1999:

5,030	5.875%, 12/01/19 – AMBAC Insured	12/09 at 100.00	A1		5,122,351

5,000	6.000%, 12/01/29 – AMBAC Insured	12/09 at 100.00	A1		5,010,800

2,140	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A		1,900,256

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$15,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – MBIA Insured	No Opt. Call	AA–	$2,387,250

3,750	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/17 (Pre-refunded 9/01/10) – MBIA Insured	9/10 at 65.63	Aaa	2,419,388

1,095	El Paso County, Colorado, GNMA Collateralized Mortgage Revenue Bonds, Stetson Meadows Project, Series 2002A, 5.100%, 12/20/22 (Alternative Minimum Tax)	12/12 at 100.00	Aaa	1,102,150

2,785	Mesa County Valley School District 51, Grand Junction, Colorado, General Obligation Bonds, Series 2004A, 5.000%, 12/01/23 – MBIA Insured	12/14 at 100.00	Aa3	2,899,324

1,650	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	AA–	1,687,257
36,450	Total Colorado			22,528,776
	Connecticut – 0.4%

2,750	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	2,860,743
	Florida – 3.0%

975	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2000-4 , 6.250%, 7/01/22 – FSA Insured (Alternative Minimum Tax)	1/10 at 100.00	AAA	1,003,919

3,930	Florida Housing Finance Corporation, Housing Revenue Bonds, Sundance Pointe Apartments, Series 2000N-1, 6.050%, 2/01/41 – FSA Insured (Alternative Minimum Tax)	8/10 at 100.00	AAA	3,950,279

5,980	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 6.050%, 1/01/41 – FSA Insured (Alternative Minimum Tax)	1/11 at 102.00	AAA	6,041,953

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:

3,500	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–	3,385,970

6,350	5.375%, 10/01/27 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–	5,944,426

	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pinnacle Palms Apartments, Series 2001A:

880	5.550%, 7/01/21 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	890,850

2,505	5.750%, 7/01/37 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	2,508,808
24,120	Total Florida			23,726,205
	Georgia – 2.1%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – MBIA Insured	12/15 at 100.00	AA–	2,022,280

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University, Series 2004C, 5.250%, 7/15/24 – MBIA Insured	7/14 at 100.00	A3	4,961,293

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:

1,250	5.250%, 5/01/21 – MBIA Insured	5/14 at 100.00	AA–	1,330,813

2,490	5.250%, 5/01/23 – MBIA Insured	5/14 at 100.00	AA–	2,508,501

2,440	5.000%, 5/01/36 – MBIA Insured	5/14 at 100.00	AA–	2,446,417

2,250	Oconee County Industrial Development Authority, Georgia, Revenue Bonds, University of Georgia Office of Information and Instructional Technology, Series 2003, 5.250%, 7/01/23 – SYNCORA GTY Insured	7/13 at 100.00	Aa2	2,292,795

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – SYNCORA GTY Insured	7/15 at 100.00	A2	982,480
16,385	Total Georgia			16,544,579

Nuveen Investments	89

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Hawaii – 1.3%

$10,000	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/21 – FSA Insured (UB)	2/12 at 100.00	AAA		$10,606,400
	Idaho – 0.3%

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:

1,000	5.000%, 7/15/23 – MBIA Insured	7/16 at 100.00	Aa3		1,040,040

1,065	5.000%, 7/15/24 – MBIA Insured	7/16 at 100.00	Aa3		1,099,985
2,065	Total Idaho				2,140,025
	Illinois – 4.5%

3,335	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.123%, 12/01/24 (IF)	6/16 at 100.00	AAA		3,910,054

8,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/10 at 101.00	AA–		8,015,040

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – MBIA Insured	1/16 at 100.00	AA–		2,903,779

3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/19 – MBIA Insured (Alternative Minimum Tax)	1/12 at 100.00	AA–		3,016,650

310	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14 – MBIA Insured	6/09 at 100.00	AAA		310,366

1,945	Illinois Development Finance Authority, Local Government Program Revenue Bonds, O’Fallon Project, Series 2002, 5.250%, 1/01/24 – FGIC Insured	1/12 at 100.00	AA–		1,964,119

6,500	Illinois Development Finance Authority, Revenue Bonds, Adventist Health System – Sunbelt Obligated Group, Series 1997A, 5.875%, 11/15/20 – MBIA Insured	11/10 at 101.00	AA		6,491,160

2,705	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2000, 5.400%, 12/01/20 – MBIA Insured	12/10 at 100.00	AA–		2,823,073

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 (WI/DD, Settling 5/07/09) – MBIA Insured	No Opt. Call	AAA		1,907,800

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – MBIA Insured	No Opt. Call	AA–		4,282,381
46,695	Total Illinois				35,624,422
	Indiana – 5.8%

	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2001:

3,190	5.500%, 1/15/21 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	A+	(4)	3,495,857

8,605	5.500%, 1/15/26 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	A+	(4)	9,430,047

4,000	Huntington Countywide School Building Corporation II, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – MBIA Insured	7/12 at 100.00	AA+	(4)	4,482,520

4,000	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – MBIA Insured	1/17 at 100.00	AA–		3,737,960

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A:

11,915	5.125%, 7/01/27 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AA–	(4)	13,291,896

6,085	5.125%, 7/01/27 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AA–	(4)	6,788,183

3,000	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 100.00	AA+	(4)	3,358,890

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Indiana (continued)

$1,005	St. Joseph County, Indiana, Economic Development Revenue Bonds, St. Mary’s College, Series 2002, 5.375%, 4/01/22 (Pre-refunded 4/01/12) – MBIA Insured	4/12 at 100.00	AA–	(4)	$1,122,706
41,800	Total Indiana				45,708,059
	Kansas – 0.8%

3,135	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – MBIA Insured	5/15 at 100.00	AA		3,162,494

3,065	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/26 – FSA Insured	9/14 at 101.00	AAA		3,216,013
6,200	Total Kansas				6,378,507
	Louisiana – 2.2%

3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – MBIA Insured	11/14 at 100.00	AA–		3,155,054

2,685	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+		2,256,420

2,600	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AA–		2,649,244

10,000	Louisiana State, Gasoline and Fuel Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – FSA Insured (UB)	5/16 at 100.00	AAA		9,628,900
18,305	Total Louisiana				17,689,618
	Maine – 0.0%

180	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1995A, 5.875%, 7/01/25 – FSA Insured	7/09 at 100.00	AAA		180,167
	Maryland – 0.2%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:

1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Baa3		680,295

1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	Baa3		1,116,395
2,800	Total Maryland				1,796,690
	Massachusetts – 2.5%

8,485	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.00	A		8,048,786

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2009-14, Trust 2989, 12.598%, 8/01/38 (IF)	8/19 at 100.00	AAA		2,526,914

8,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A	(4)	9,048,400
18,820	Total Massachusetts				19,624,100
	Michigan – 6.4%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A		6,425,504

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – MBIA Insured	5/15 at 100.00	AA–		8,627,994

2,995	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/16 – SYNCORA GTY Insured	4/13 at 100.00	Ba2		2,541,557

2,420	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.100%, 10/01/33 – AMBAC Insured (Alternative Minimum Tax)	10/09 at 100.00	AA		2,404,657

Nuveen Investments	91

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Michigan (continued)

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Ascension Health Credit Group, Series 1999A:

$9,000	5.750%, 11/15/17 (Pre-refunded 11/15/09) – MBIA Insured	11/09 at 101.00	AAA		$9,347,760

13,675	6.125%, 11/15/26 (Pre-refunded 11/15/09) – MBIA Insured	11/09 at 101.00	AAA		14,231,161

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA		1,873,920

5,455	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/16 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	AA–		5,495,040
56,250	Total Michigan				50,947,593
	Minnesota – 1.5%

2,150	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Subordinate Lien Airport Revenue Bonds, Series 2001D, 5.750%, 1/01/16 – FGIC Insured (Alternative Minimum Tax)	1/11 at 100.00	AA–		2,183,261

9,675	St. Cloud, Minnesota, Healthcare Revenue Bonds, St. Cloud Hospital Obligated Group, Series 2000A, 5.875%, 5/01/30 – FSA Insured	5/10 at 101.00	Aa3		9,742,241
11,825	Total Minnesota				11,925,502
	Mississippi – 1.0%

7,450	Walnut Grove Correctional Authority, Mississippi, Certificates of Participation, Department of Corrections, Series 1999, 6.000%, 11/01/19 (Pre-refunded 11/01/09) – AMBAC Insured	11/09 at 102.00	A	(4)	7,804,695
	Missouri – 1.0%

7,600	Missouri-Illinois Metropolitan District Bi-State Development Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 – FSA Insured	10/13 at 100.00	AAA		7,799,500
	Nevada – 1.1%

3,625	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 1999A, 6.100%, 12/01/38 – AMBAC Insured (Alternative Minimum Tax)	12/09 at 102.00	A		2,943,138

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	AA–		2,017,460

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:

4,070	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	A		1,540,088

2,000	5.375%, 1/01/40 – AMBAC Insured	1/10 at 100.00	A		601,680

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	10/12 at 101.00	A		1,846,950
13,795	Total Nevada				8,949,316
	New Jersey – 3.0%

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:

1,775	5.000%, 7/01/22 – MBIA Insured	7/14 at 100.00	AA–		1,807,625

1,775	5.000%, 7/01/23 – MBIA Insured	7/14 at 100.00	AA–		1,806,400

2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.250%, 12/15/20	No Opt. Call	AA–		2,315,615

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:

6,500	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	AA–		6,747,000

4,000	5.000%, 1/01/23 – FSA Insured	7/13 at 100.00	AAA		4,084,160

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:

$3,000	5.000%, 1/01/21 – FSA Insured	1/15 at 100.00	AAA	$3,205,590

3,315	5.000%, 1/01/25 – FSA Insured	1/15 at 100.00	AAA	3,450,749
22,515	Total New Jersey			23,417,139
	New York – 3.0%

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	AA–	1,906,395

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,728,886

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – MBIA Insured	2/17 at 100.00	AA–	3,093,681

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	4,441,070

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project Pilot, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AAA	811,575

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	5,025,200

135	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	No Opt. Call	Aa3	135,556

1,035	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA	1,064,404

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:

2,655	5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	AAA	2,730,641

1,515	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA	1,550,951

1,000	5.000%, 3/15/26 – FGIC Insured	3/14 at 100.00	AAA	1,018,550
24,255	Total New York			23,506,909
	North Carolina – 0.6%

5,000	Winston-Salem, North Carolina, Water and Sewerage System Revenue Bonds, Series 2009, 5.000%, 6/01/39	No Opt. Call	AAA	5,147,550
	North Dakota – 0.5%

5,000	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2002A, 5.125%, 6/01/27 – AMBAC Insured	6/12 at 100.00	A	4,322,400
	Ohio – 2.1%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:

140	5.125%, 6/01/24	6/17 at 100.00	BBB	110,331

1,420	5.875%, 6/01/30	6/17 at 100.00	BBB	963,158

1,370	5.750%, 6/01/34	6/17 at 100.00	BBB	867,361

3,145	5.875%, 6/01/47	6/17 at 100.00	BBB	1,766,767

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 – FSA Insured	6/14 at 100.00	AAA	1,030,970

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 – AMBAC Insured	6/14 at 100.00	A	2,474,375

2,835	Hamilton County, Ohio, Sales Tax Revenue Bonds, Tender Option Bond Trust 2706, 7.283%, 12/01/32 – AMBAC Insured (IF)	12/16 at 100.00	A2	1,573,283

2,240	Marysville Exempt Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – FSA Insured	12/15 at 100.00	AAA	2,325,389

Nuveen Investments	93

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio (continued)

$2,640	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – FSA Insured	12/13 at 100.00	Aa3	(4)	$3,029,690

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa		2,785,530
20,290	Total Ohio				16,926,854
	Oklahoma – 0.5%

1,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	A		870,330

2,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999A, 6.000%, 6/01/21 – FGIC Insured	6/10 at 100.00	AA–		2,030,240

1,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999B, 6.125%, 6/01/26 – FGIC Insured (Alternative Minimum Tax)	6/10 at 100.00	AA–		1,001,730
4,000	Total Oklahoma				3,902,300
	Oregon – 0.8%

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA		2,884,175

3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A., 5.000%, 11/15/33	5/19 at 100.00	AAA		3,073,740
5,500	Total Oregon				5,957,915
	Pennsylvania – 1.8%

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3		1,070,654

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – FSA Insured	9/14 at 100.00	AAA		5,122,826

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – MBIA Insured	9/15 at 100.00	AA–		2,386,868

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – FSA Insured	5/15 at 100.00	Aa3		5,383,352
13,660	Total Pennsylvania				13,963,700
	Puerto Rico – 1.8%

1,250	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/18 – FGIC Insured	7/13 at 100.00	BBB		1,210,150

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:

840	5.500%, 7/01/14 – FSA Insured	No Opt. Call	AAA		888,216

2,550	5.500%, 7/01/16 – FSA Insured	No Opt. Call	AAA		2,682,269

3,000	5.500%, 7/01/17 – FSA Insured	No Opt. Call	AAA		3,136,200

3,440	5.500%, 7/01/18 – FSA Insured	No Opt. Call	AAA		3,580,421

2,250	5.500%, 7/01/19 – FSA Insured	No Opt. Call	AAA		2,337,750
13,330	Total Puerto Rico				13,835,006
	Rhode Island – 0.1%

930	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%, 7/01/15 – MBIA Insured	7/09 at 100.00	AA–		932,139
	South Carolina – 1.7%

2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/23 – MBIA Insured	8/14 at 100.00	AA–		2,133,039

3,785	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 – FSA Insured	4/12 at 100.00	AAA		3,667,135

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina (continued)

$6,565	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 (Pre-refunded 4/15/12) – FSA Insured	4/12 at 100.00	Aa3	(4)	$7,310,062
12,455	Total South Carolina				13,110,236
	Tennessee – 3.9%

10,000	Blount County Public Building Authority, Tennessee, Local Government Improvement Program Loans, Washington County, 2007 Series B12A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	AA–		8,681,200

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:

720	5.000%, 7/01/16	No Opt. Call	BBB+		640,951

755	5.000%, 7/01/17	7/16 at 100.00	BBB+		660,466

1,600	5.500%, 7/01/36	7/16 at 100.00	BBB+		1,255,312

2,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	A		2,006,340

16,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Credit Group, Series 1999A, 6.000%, 11/15/30 (Pre-refunded 11/15/09) – AMBAC Insured	11/09 at 101.00	AAA		16,642,558

1,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – FSA Insured	12/19 at 100.00	AAA		1,001,000
32,075	Total Tennessee				30,887,827
	Texas – 8.5%

	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A:

8,000	5.625%, 11/01/26 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	AA–		8,004,560

3,855	5.500%, 11/01/31 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	AA–		3,673,468

275	DeSoto, Dallas County, Texas, General Obligation Bonds, Series 2001, 5.500%, 2/15/21 (Pre-refunded 2/15/11) – FGIC Insured	2/11 at 100.00	AA–	(4)	295,306

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – MBIA Insured	2/17 at 100.00	AA–		4,614,600

115	Harris County Hospital District, Texas, Revenue Refunding Bonds, Series 1990, 7.400%, 2/15/10 – AMBAC Insured	No Opt. Call	A1		119,308

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:

5,000	5.250%, 11/15/21 – MBIA Insured	11/11 at 100.00	AA–		4,619,900

6,500	5.250%, 11/15/22 – MBIA Insured	11/11 at 100.00	AA–		5,946,720

6,800	5.250%, 11/15/30 – MBIA Insured	11/11 at 100.00	AA–		5,677,184

2,500	5.375%, 11/15/41 – MBIA Insured	11/11 at 100.00	AA–		2,001,675

5,010	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 – MBIA Insured	3/12 at 100.00	AA		5,100,781

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 – AMBAC Insured	2/14 at 100.00	AA		1,228,520

20,000	Texas Turnpike Authority, First Tier Revenue Bonds, Central Texas Turnpike System, Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	A		12,735,599

	Williamson County, Texas, General Obligation Bonds, Series 2001:

90	5.500%, 2/15/21 – FSA Insured	2/11 at 100.00	AAA		93,380

95	5.500%, 2/15/22 – FSA Insured	2/11 at 100.00	AAA		98,568

Nuveen Investments	95

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

	Williamson County, Texas, General Obligation Bonds, Series 2001:

$5,845	5.500%, 2/15/21 (Pre-refunded 2/15/11) – FSA Insured	2/11 at 100.00	AAA		$6,315,698

6,180	5.500%, 2/15/22 (Pre-refunded 2/15/11) – FSA Insured	2/11 at 100.00	AAA		6,677,675
76,455	Total Texas				67,202,942
	Utah – 0.9%

5,000	Emery County, Utah, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1993A, 5.650%, 11/01/23 – AMBAC Insured	5/09 at 100.00	A		5,007,200

6,830	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007, 0.000%, 6/15/29 – MBIA Insured	6/17 at 55.29	AA–		1,987,052
11,830	Total Utah				6,994,252
	Vermont – 0.0%

275	Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2000-12A, 6.300%, 11/01/31 – FSA Insured	11/09 at 100.00	AAA		278,339
	Virginia – 0.8%

5,755	Alexandria Industrial Development Authority, Virginia, Fixed Rate Revenue Bonds, Institute for Defense Analyses, Series 2000A, 5.900%, 10/01/20 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 101.00	A	(4)	6,236,060
	Washington – 8.5%

3,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001A, 5.600%, 1/01/36 – MBIA Insured (Alternative Minimum Tax)	7/11 at 101.00	AA		2,792,160

5,040	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002A, 5.450%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA		4,532,875

	Douglas County Public Utility District 1, Washington, Revenue Refunding Bonds, Wells Hydroelectric, Series 2000A:

2,975	6.300%, 9/01/15 – MBIA Insured (Alternative Minimum Tax)	9/10 at 100.00	AA		3,030,454

1,135	6.350%, 9/01/18 – MBIA Insured (Alternative Minimum Tax)	9/10 at 100.00	AA		1,150,663

10,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002C, 5.750%, 7/01/18 – MBIA Insured (UB)	7/12 at 100.00	Aaa		10,734,200

7,000	King County, Washington, General Obligation Sewer Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured	No Opt. Call	AAA		7,020,090

6,000	Port of Seattle, Washington, Revenue Bonds, Series 1999A, 5.000%, 9/01/24 – FGIC Insured	9/12 at 100.00	AA–		6,030,660

7,475	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		7,518,505

460	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 (Pre-refunded 3/01/10) – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		484,610

8,775	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20 – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AA–		8,815,804

1,785	Port of Seattle, Washington, Subordinate Lien Revenue Bonds, Series 1999B, 5.500%, 9/01/16 – FGIC Insured (Alternative Minimum Tax)	9/12 at 100.00	AA–		1,828,822

1,000	Snohomish County Public Utility District 1, Washington, Water Revenue Refunding Bonds, Series 2002, 5.500%, 12/01/22 – FGIC Insured	6/12 at 100.00	AA		1,043,400

7,825	Snohomish County School District 16, Washington, Unlimited Tax General Obligation Bonds, Arlington School, Series 2000, 5.750%, 12/01/19 (Pre-refunded 12/01/10) – FGIC Insured	12/10 at 100.00	Aa1	(4)	8,444,349

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1121, 13.203%, 7/01/29 – FSA Insured (IF)	7/16 at 100.00	AAA		3,641,153
65,805	Total Washington				67,067,745

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Wisconsin – 1.2%

$2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	AA–		$2,468,200

1,650	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A+		1,611,968

5,000	Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18 (Pre-refunded 5/01/13) – MBIA Insured	5/13 at 100.00	AA	(4)	5,674,900
8,650	Total Wisconsin				9,755,068
$887,270	Total Investments (cost $793,523,521) – 99.0%				784,378,733
	Floating Rate Obligations – (2.6)%				(20,895,000)
	Other Assets Less Liabilities – 3.6%				28,611,265
	Net Assets – 100%				$792,094,998

Primarily all of the Fund’s net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 – Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	97

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.5%

$7,440	Alabama Public School and College Authority, Capital Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21	2/12 at 100.00	AA		$7,783,802

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:

3,000	5.250%, 11/15/16	11/15 at 100.00	Baa1		2,540,130

2,290	5.250%, 11/15/20	11/15 at 100.00	Baa1		1,769,735

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:

750	5.000%, 11/15/12	No Opt. Call	A3		747,750

820	5.000%, 11/15/15	No Opt. Call	A3		793,858

2,925	5.000%, 11/15/16	11/15 at 100.00	A3		2,801,682

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:

6,120	5.000%, 1/01/10	No Opt. Call	BBB		5,613,998

4,000	5.250%, 1/01/11	No Opt. Call	BBB		3,304,000

10,000	5.250%, 1/01/12	No Opt. Call	BBB		7,411,100

7,000	5.250%, 1/01/13	No Opt. Call	BBB		5,048,540

10,000	5.250%, 1/01/14	No Opt. Call	BBB		6,813,100

9,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	AAA		10,110,931

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:

790	5.000%, 12/01/09	No Opt. Call	BBB		787,385

500	5.000%, 12/01/10	No Opt. Call	BBB		495,335

1,645	5.000%, 12/01/14	No Opt. Call	BBB		1,558,835
66,560	Total Alabama				57,580,181
	Arizona – 1.3%

2,060	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 1999A, 6.125%, 7/01/09 (ETM)	No Opt. Call	A	(4)	2,080,064

	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004:

2,695	4.000%, 4/01/13	No Opt. Call	A		2,693,949

1,000	5.000%, 4/01/17	4/14 at 100.00	A		1,017,390

6,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/19 (Pre-refunded 7/01/13) – MBIA Insured	7/13 at 100.00	A2	(4)	6,913,860

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	BBB		2,662,616

2,740	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/14 (ETM)	No Opt. Call	BBB	(4)	3,130,149

11,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/14 – MBIA Insured	12/13 at 100.00	Aa2		12,015,190
28,305	Total Arizona				30,513,218
	Arkansas – 1.6%

500	Baxter County, Arkansas, Hospital Revenue Improvement Bonds, Baxter County Regional Hospital, Series 1999B, 5.000%, 9/01/09	No Opt. Call	BBB		500,570

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – FSA Insured	12/15 at 100.00	AAA		1,534,134

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas (continued)

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:

$6,730	5.000%, 11/01/17 – FSA Insured	11/16 at 100.00	AAA	$7,465,051

6,740	4.500%, 11/01/19 – FSA Insured	11/16 at 100.00	AAA	7,070,193

	Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006:

8,715	4.000%, 9/01/13 – FGIC Insured	No Opt. Call	AA	9,301,694

1,020	4.000%, 9/01/14 – FGIC Insured	No Opt. Call	AA	1,084,046

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:

1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	AA–	1,323,871

1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	AA–	1,048,970

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:

575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	566,266

1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,102,123

1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,144,366

1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,191,092

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:

1,270	5.000%, 2/01/14	No Opt. Call	Baa1	1,266,774

1,000	5.000%, 2/01/17	2/15 at 100.00	Baa1	968,090

1,165	5.000%, 2/01/18	2/15 at 100.00	Baa1	1,110,851
35,000	Total Arkansas			36,678,091
	California – 6.6%

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:

3,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	3,448,050

10,000	5.875%, 5/01/16 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	11,456,800

3,845	California Health Facilities Financing Authority, Insured Health Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 1994A, 5.000%, 7/01/14 – AMBAC Insured	7/09 at 100.00	A	3,846,999

7,680	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	7,609,882

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	6/09 at 100.00	BBB	945,660

	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C:

8,075	5.500%, 6/01/14	12/13 at 100.00	A–	8,702,105

3,940	5.500%, 6/01/17	12/13 at 100.00	A–	4,116,394

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G:

1,945	5.250%, 7/01/11	No Opt. Call	BBB	1,941,305

750	5.250%, 7/01/13	No Opt. Call	BBB	732,150

1,200	5.000%, 7/01/22	7/15 at 100.00	BBB	918,552

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	8,891,100

	California, Economic Recovery Revenue Bonds, Series 2004A:

10,000	5.250%, 7/01/13	No Opt. Call	A+	11,094,600

7,500	5.250%, 7/01/14	No Opt. Call	A+	8,355,375

Nuveen Investments	99

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$10,870	California, General Obligation Bonds, Series 2003, 5.250%, 2/01/14 – MBIA Insured	2/13 at 100.00	AA–		$11,737,426

18,000	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – MBIA Insured	No Opt. Call	AA–		18,997,560

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	8/13 at 100.00	AA		1,004,326

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:

7,500	5.000%, 6/01/17	No Opt. Call	BBB		6,702,675

10,765	4.500%, 6/01/27	6/17 at 100.00	BBB		8,730,523

795	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		873,665

5,000	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	A		5,673,500

5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – FSA Insured	7/13 at 100.00	AAA		5,753,900

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	10/09 at 100.50	A		6,001,380

	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2009A:

1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AAA		882,235

2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AAA		945,767

4,075	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AAA		1,695,730

4,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 1999, 6.250%, 9/01/29 (Pre-refunded 9/01/09)	9/09 at 101.00	N/R	(4)	4,116,240

100	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 4.700%, 6/01/11 (ETM)	No Opt. Call	AAA		107,556

8,000	University of California, General Revenue Bonds, Series 2005F, 5.000%, 5/15/19 – FSA Insured	5/13 at 101.00	AAA		8,499,360

525	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	9/09 at 100.00	Baa3		509,402
154,595	Total California				154,290,217
	Colorado – 2.6%

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	AA		16,713,200

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB–		5,457,405

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:

1,000	5.000%, 6/01/16	No Opt. Call	A–		970,530

1,000	5.250%, 6/01/18	6/16 at 100.00	A–		963,570

10,000	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	AA–		10,514,300

3,000	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2000A, 6.000%, 11/15/16 – AMBAC Insured (Alternative Minimum Tax)	11/10 at 100.00	A+		3,046,080

9,915	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/16 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	AA–		10,055,099

5,775	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R	(4)	6,448,538

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – MBIA Insured	9/15 at 100.00	AA		$4,317,950

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – MBIA Insured	No Opt. Call	AA–		1,083,500
69,245	Total Colorado				59,570,172
	Connecticut – 0.1%

3,450	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	7/09 at 100.00	BBB		3,205,947
	District of Columbia – 2.1%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:

325	5.375%, 5/15/10	No Opt. Call	BBB		326,567

7,090	6.000%, 5/15/11	No Opt. Call	BBB		7,178,909

3,500	5.800%, 5/15/13	5/11 at 101.00	BBB		3,459,680

3,730	5.875%, 5/15/14	5/11 at 101.00	BBB		3,652,080

8,205	6.250%, 5/15/24	5/11 at 101.00	BBB		7,739,612

2,920	6.500%, 5/15/33	No Opt. Call	BBB		2,238,822

10,065	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – FSA Insured	No Opt. Call	AAA		11,701,468

11,530	District of Columbia, General Obligation Bonds, Series 2003B, 5.000%, 6/01/15 – AMBAC Insured	6/13 at 100.00	A1		12,550,636
47,365	Total District of Columbia				48,847,774
	Florida – 6.1%

5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/23 – MBIA Insured	7/13 at 100.00	AA–		5,048,350

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:

12,380	5.000%, 3/01/15 – MBIA Insured	No Opt. Call	AA–		12,496,991

33,060	5.000%, 3/01/17 – MBIA Insured	No Opt. Call	AA–		32,686,750

5,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.375%, 6/01/17	6/12 at 101.00	AAA		5,494,450

7,695	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003A, 5.000%, 7/01/16 – FSA Insured	7/13 at 101.00	AAA		8,251,887

7,215	Hillsborough County, Florida, Capital Improvement Program Revenue Bonds, Junior Lien Refunding Series 2003, 5.000%, 8/01/13 – FGIC Insured	No Opt. Call	AA+		7,994,436

5,000	Key West Utility Board, Florida, Electric System Revenue Refunding Bonds, Series 2000, 6.000%, 10/01/12 – AMBAC Insured	No Opt. Call	A		5,537,950

3,675	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/10	No Opt. Call	BBB+		3,681,358

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – MBIA Insured	6/15 at 100.00	AA–		4,348,350

5,750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	6,581,508

4,150	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16	4/13 at 100.00	Aa1		4,514,744

7,540	Palm Beach County, Florida, Airport System Revenue Bonds, Series 2002, 5.750%, 10/01/13 – MBIA Insured	No Opt. Call	AA–		8,512,585

Nuveen Investments	101

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – MBIA Insured	9/16 at 100.00	A2		$10,381,061

21,055	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA–		19,802,438

6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – FSA Insured	1/15 at 100.00	AAA		6,291,261
138,840	Total Florida				141,624,119
	Georgia – 0.5%

10,000	Appling County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Hatch Plant Project, Series 2006, 4.400%, 7/01/16 (Mandatory put 7/01/11) – AMBAC Insured	7/11 at 100.00	A		10,108,400

1,000	Cherokee County, Georgia, General Obligation Bonds, Series 2009, 4.500%, 4/01/29	4/19 at 100.00	AA+		997,360

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BBB		903,670
12,000	Total Georgia				12,009,430
	Idaho – 0.1%

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:

450	5.250%, 9/01/16	No Opt. Call	BBB–		406,328

1,300	5.250%, 9/01/20	9/16 at 100.00	BBB–		1,102,998
1,750	Total Idaho				1,509,326
	Illinois – 6.8%

17,500	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.375%, 7/01/19 (Pre-refunded 7/01/12)	7/12 at 100.00	Aaa		19,721,450

4,415	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.123%, 12/01/24 (IF)	6/16 at 100.00	AAA		5,176,278

9,100	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/22 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	A	(4)	10,329,046

7,010	Chicago, Illinois, General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1993A, 5.000%, 1/01/16	7/09 at 100.00	AA		7,015,608

10,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/10 at 101.00	AA–		10,070,600

20,000	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 – AMBAC Insured	5/14 at 101.00	AA		21,692,000

6,500	Cook County, Illinois, General Obligation Refunding Bonds, Series 2002D, 5.250%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AA		6,894,810

1,000	Illinois Development Finance Authority, Adjustable Rate Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 1997, 5.050%, 1/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB		996,260

1,850	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	4/17 at 100.00	Baa1		1,613,330

	Illinois Health Facilities Authority, Revenue Bonds, Centegra Health System, Series 1998:

500	5.500%, 9/01/09	7/09 at 100.00	A–		503,320

900	5.500%, 9/01/10	9/09 at 100.50	A–		910,431

9,025	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000, 7.000%, 5/15/22 (Pre-refunded 5/15/10)	5/10 at 101.00	Aaa		9,697,724

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002:

$595	5.125%, 5/15/10 (ETM)	No Opt. Call	Aaa		$621,959

600	5.250%, 5/15/12 (ETM)	No Opt. Call	Baa3	(4)	667,314

1,140	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa2		1,181,827

1,000	Illinois Health Facilities Authority, Revenue Bonds, Methodist Medical Center of Illinois, Series 1998, 5.500%, 11/15/12 – MBIA Insured	5/09 at 101.00	AA–		1,004,870

3,000	Illinois Health Facilities Authority, Revenue Bonds, Passavant Memorial Hospital Association, Series 2001, 6.000%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	N/R	(4)	3,236,640

7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – MBIA Insured	8/13 at 100.00	AA–		7,752,713

10,000	Illinois, General Obligation Bonds, Series 2006A, 5.000%, 6/01/18	No Opt. Call	AA–		11,170,100

8,570	Kane County, Illinois, Community Unit School District 304 Geneva, General Obligation Bonds, Series 2007, 9.000%, 1/01/22 – FSA Insured	No Opt. Call	AAA		12,665,003

23,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.750%, 6/15/41 – MBIA Insured	6/12 at 101.00	AAA		23,634,340

2,151	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R		1,664,293
145,266	Total Illinois				158,219,916
	Indiana – 0.9%

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/11 at 100.00	BBB		2,289,720

7,325	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Methodist Hospital of Indiana Inc., Series 1992A, 5.750%, 9/01/11 – AMBAC Insured (ETM)	9/09 at 100.00	A	(4)	7,482,121

2,750	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – MBIA Insured	No Opt. Call	AA		2,698,438

1,845	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	5/09 at 100.00	N/R	(4)	2,285,568

5,815	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17	2/15 at 100.00	BBB–		5,105,803
20,735	Total Indiana				19,861,650
	Iowa – 0.6%

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:

1,290	5.250%, 7/01/13	No Opt. Call	BB+		1,199,532

2,235	5.250%, 7/01/14	No Opt. Call	BB+		2,019,390

4,460	5.250%, 7/01/15	No Opt. Call	BB+		3,917,798

2,000	5.250%, 7/01/16	No Opt. Call	BB+		1,714,320

820	5.000%, 7/01/19	7/16 at 100.00	BB+		640,035

50	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.500%, 6/01/11 (ETM)	No Opt. Call	AAA		53,665

	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B:

2,475	5.500%, 6/01/12 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		2,690,870

90	5.500%, 6/01/13 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		97,850

1,195	5.500%, 6/01/14 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		1,299,228
14,615	Total Iowa				13,632,688

Nuveen Investments	103

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Kansas – 0.1%

$3,825	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R		$3,374,147
	Kentucky – 1.3%

500	Ashland, Kentucky, Pollution Control Revenue Refunding Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%, 11/01/09 (ETM)	No Opt. Call	Ba1	(4)	512,025

6,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008A-1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AAA		6,395,509

20,670	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3		22,920,343
27,345	Total Kentucky				29,827,877
	Louisiana – 3.7%

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006:

11,775	5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	A		11,901,699

9,000	5.250%, 6/01/13 – AMBAC Insured	No Opt. Call	A		9,147,960

12,080	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A		12,042,552

10,255	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 6.375%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa		12,363,633

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R		1,392,240

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:

2,000	5.000%, 5/15/16	No Opt. Call	A3		1,884,800

5,155	5.000%, 5/15/20	5/17 at 100.00	A3		4,563,412

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:

2,745	5.250%, 5/01/18 – FGIC Insured	5/15 at 100.00	AA		2,976,294

5,500	5.000%, 5/01/24 – FGIC Insured	5/15 at 100.00	AA		5,693,820

7,220	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	AA		7,381,367

5,030	New Orleans, Louisiana, Refunding Certificates of Indebtedness, Series 1998B, 5.000%, 12/01/12 – FSA Insured	12/10 at 100.00	AAA		5,111,939

2,400	St. Martin Parish, Louisiana, Industrial Development Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12	No Opt. Call	A		2,515,656

12,950	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB		9,110,973
88,110	Total Louisiana				86,086,345
	Maryland – 0.0%

910	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	7/09 at 100.00	Aa2		911,219
	Massachusetts – 6.2%

10,000	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Bonds, Series 2004B, 5.250%, 7/01/20	No Opt. Call	AAA		11,778,200

8,140	Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Refunding Bonds, Series 2002A, 5.250%, 7/01/15 (Pre-refunded 7/01/12) – FSA Insured	7/12 at 100.00	AAA		9,077,158

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:

2,465	5.000%, 10/01/17	No Opt. Call	N/R		2,119,580

515	5.000%, 10/01/18	10/17 at 100.00	N/R		395,108

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 1998B, 5.250%, 7/01/10 – ACA Insured	7/09 at 100.50	BB+		$785,416

	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A:

1,500	5.450%, 12/01/12 (Alternative Minimum Tax)	6/09 at 102.00	BBB		1,388,130

1,825	5.500%, 12/01/13 (Alternative Minimum Tax)	6/09 at 102.00	BBB		1,671,043

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	AA		11,707,200

12,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003A, 5.000%, 1/01/21 (Pre-refunded 1/01/13)	1/13 at 100.00	AA	(4)	13,780,375

7,040	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/13)	8/13 at 100.00	AA	(4)	7,851,642

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – FSA Insured	12/14 at 100.00	AAA		11,237,900

29,740	Massachusetts, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – FSA Insured (5)	No Opt. Call	AAA		35,300,187

	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A:

22,085	5.000%, 12/15/12 – FSA Insured	No Opt. Call	Aa3		24,299,021

12,000	5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aa3		13,351,080
128,610	Total Massachusetts				144,742,040
	Michigan – 5.6%

9,295	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006A, 5.000%, 7/01/19 – FSA Insured	7/16 at 100.00	AAA		9,524,958

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	4/14 at 100.00	A		6,767,200

10,850	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 (Mandatory put 1/01/12) – MBIA Insured	1/12 at 100.00	AA–		10,950,797

7,500	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	6/12 at 100.00	BBB		6,568,575

7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB		5,323,385

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BB+		980,316

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:

2,000	5.000%, 7/15/18	7/17 at 100.00	A		1,896,480

3,530	5.000%, 7/15/19	7/17 at 100.00	A		3,296,349

1,250	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	A		1,306,400

8,860	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – FSA Insured	6/15 at 100.00	AAA		9,529,284

	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 1998I:

14,080	4.750%, 10/15/17	10/09 at 100.00	A+		14,119,002

3,850	4.750%, 10/15/21	10/09 at 100.00	A+		3,854,274

3,500	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/15 – FSA Insured	10/13 at 100.00	AAA		3,697,295

Nuveen Investments	105

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B:

$20,185	5.750%, 8/15/13	8/09 at 100.00	BB–	$19,089,762

41,900	5.500%, 8/15/23	8/09 at 100.00	BB–	27,963,222

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:

1,080	5.000%, 6/01/14	No Opt. Call	Baa3	997,736

1,260	5.500%, 6/01/17	6/16 at 100.00	Baa3	1,053,423

1,330	5.500%, 6/01/18	6/16 at 100.00	Baa3	1,080,439

1,470	Saginaw Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Covenant Medical Center, Series 2004G, 5.000%, 7/01/12	No Opt. Call	A	1,485,773
147,850	Total Michigan			129,484,670
	Minnesota – 1.2%

9,225	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993A, 8.500%, 9/01/19	8/12 at 101.00	A	10,473,327

	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:

1,050	5.250%, 12/01/10	No Opt. Call	Baa1	1,060,374

3,130	5.250%, 12/01/11	No Opt. Call	Baa1	3,150,126

675	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.800%, 8/01/11 – MBIA Insured	8/09 at 100.00	Aa1	676,748

1,355	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AAA	1,475,351

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	Baa1	926,600

950	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Facility Revenue Bonds, Regions Hospital, Series 1998, 5.000%, 5/15/09	No Opt. Call	Baa1	950,238

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	325,940

	St. Paul Housing and Redevelopment Authority, Minnesota, Healthcare Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005:

225	5.000%, 2/01/12	No Opt. Call	N/R	218,599

375	5.000%, 2/01/13	No Opt. Call	N/R	359,438

400	5.000%, 2/01/14	No Opt. Call	N/R	378,180

300	5.000%, 2/01/15	No Opt. Call	N/R	270,606

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	BB+	2,240,504

2,685	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.000%, 12/01/13	No Opt. Call	AA+	3,038,131

3,200	White Earth Band of Chippewa Indians, Minnesota, Revenue Bonds, Series 2000A, 7.000%, 12/01/11 – ACA Insured	No Opt. Call	N/R	3,314,752
27,715	Total Minnesota			28,858,914
	Mississippi – 0.7%

8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/09 at 100.00	BBB	7,960,532

10,140	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/20	8/17 at 100.00	A–	9,394,507
18,800	Total Mississippi			17,355,039

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri – 2.2%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:

$1,245	5.000%, 6/01/18	6/17 at 100.00	N/R	$1,168,657

3,030	5.000%, 6/01/20	6/17 at 100.00	N/R	2,752,725

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:

1,290	4.250%, 3/01/12	No Opt. Call	BBB+	1,268,109

1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,398,753

1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,427,827

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	5,734,712

	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A:

125	5.375%, 11/15/09	5/09 at 102.00	N/R	124,740

3,650	5.800%, 11/15/17	5/09 at 102.00	N/R	2,964,640

13,180	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.375%, 9/01/15 – FGIC Insured	9/12 at 100.00	AA–	13,998,083

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:

1,630	5.000%, 8/15/12	No Opt. Call	N/R	1,561,899

1,700	5.000%, 8/15/13	No Opt. Call	N/R	1,610,393

14,380	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16	10/13 at 100.00	AA+	15,773,566

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	405,305
49,730	Total Missouri			50,189,409
	Montana – 0.3%

6,250	Montana Health Facility Authority, Healthcare Facility Revenue Bonds, Community Medical Center Inc., Series 1996, 6.375%, 6/01/18	6/09 at 100.00	BB+	6,196,563
	Nevada – 0.4%

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:

2,795	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	A	2,001,360

2,870	0.000%, 1/01/12 – AMBAC Insured	No Opt. Call	A	1,850,662

3,210	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	A	1,036,894

65	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A	15,757

1,495	0.000%, 1/01/22 – AMBAC Insured	No Opt. Call	A	200,360

1,425	0.000%, 1/01/26 – AMBAC Insured	No Opt. Call	A	101,075

1,800	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	A	77,616

1,895	Henderson Local Improvement District T-4C, Nevada, Limited Obligation Refunding Bonds, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	5/09 at 103.00	N/R	1,718,462

3,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	2,791,770
18,555	Total Nevada			9,793,956

Nuveen Investments	107

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire – 0.5%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:

$405	5.000%, 7/01/14	No Opt. Call	BBB+	$385,293

430	5.000%, 7/01/15	No Opt. Call	BBB+	403,632

445	5.000%, 7/01/16	No Opt. Call	BBB+	412,239

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006:

415	5.250%, 6/01/13	No Opt. Call	Baa3	403,405

1,000	5.250%, 6/01/21	6/16 at 100.00	Baa3	856,590

10,000	New Hampshire Housing Finance Authority, Multifamily Housing Bonds, Series 1994I, 5.600%, 1/01/24 (Alternative Minimum Tax)	6/11 at 100.00	Aaa	10,091,000
12,695	Total New Hampshire			12,552,159
	New Jersey – 5.3%

1,130	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.000%, 2/15/13	No Opt. Call	BBB	1,064,867

1,000	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 7.000%, 12/01/29 (Mandatory put 12/01/09) (Alternative Minimum Tax)	No Opt. Call	BBB	1,007,230

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:

7,760	5.375%, 6/15/15	No Opt. Call	BBB	7,320,241

2,270	5.625%, 6/15/19	6/10 at 100.00	BBB	1,999,461

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A:

1,610	5.500%, 7/01/11	No Opt. Call	Baa1	1,747,816

3,145	5.500%, 7/01/12	No Opt. Call	Baa1	3,509,568

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	Baa3	367,300

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B:

31,175	5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	AA–	34,462,089

8,040	5.250%, 12/15/17 – FGIC Insured	12/15 at 100.00	AA–	8,733,932

6,315	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.500%, 6/01/12 (ETM)	No Opt. Call	AAA	7,083,093

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:

100	5.000%, 6/01/14 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	110,915

100	5.000%, 6/01/15 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	110,915

9,535	5.750%, 6/01/16 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	10,791,141

6,925	5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	7,759,047

1,415	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,540,628

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:

23,195	4.500%, 6/01/23	6/17 at 100.00	BBB	19,563,823

25,000	5.000%, 6/01/29	6/17 at 100.00	BBB	16,357,000
129,115	Total New Jersey			123,529,066

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Mexico – 0.4%

$7,600	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.500%, 8/01/21 (Pre-refunded 8/01/11)	8/11 at 101.00	AA–	(4)	$8,320,708
	New York – 10.8%

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005:

2,150	5.000%, 11/01/13	11/10 at 100.00	Aa1		2,242,579

1,065	5.000%, 11/01/14	11/10 at 100.00	Aa1		1,110,859

15,500	Dormitory Authority of the State of New York, New York City, Lease Revenue Bonds, Court Facilities, Series 2003A, 5.500%, 5/15/18 (Pre-refunded 5/15/13)	5/13 at 100.00	AA–	(4)	17,978,605

900	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001, 5.750%, 7/01/15	7/11 at 101.00	Ba1		834,318

10,000	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/11 – FSA Insured	No Opt. Call	AAA		10,686,500

8,200	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002E, 5.500%, 10/01/17 – MBIA Insured	10/12 at 100.00	AA–		8,957,598

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA–		7,797,018

12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/13	No Opt. Call	A–		13,629,750

17,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D, 5.000%, 9/01/12 – MBIA Insured	No Opt. Call	AA–		18,163,650

10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – MBIA Insured	11/16 at 100.00	AA–		10,475,500

16,195	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 – AMBAC Insured	11/15 at 100.00	A		17,432,460

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–		1,505,660

2,235	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		2,035,862

10,025	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16	No Opt. Call	AAA		11,446,946

6,265	New York City, New York, General Obligation Bonds, Fiscal Series 1998J, 5.375%, 8/01/13	8/09 at 100.50	AAA		6,346,570

5,775	New York City, New York, General Obligation Bonds, Fiscal Series 2004I, 5.000%, 8/01/17 – MBIA Insured	8/14 at 100.00	AA		6,124,734

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – MBIA Insured	8/14 at 100.00	AA		5,302,800

21,145	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA		22,732,355

1,795	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.000%, 6/01/27	6/13 at 100.00	BBB		1,664,755

15,870	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum Tax)	10/11 at 100.00	Aa1		15,787,159

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:

2,000	5.250%, 6/01/16	6/10 at 100.00	AA–		2,029,440

40,000	5.500%, 6/01/17	6/11 at 100.00	AA–		41,123,197

Nuveen Investments	109

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:

$15,000	5.500%, 6/01/17	6/11 at 100.00	AA–		$15,421,200

10,000	5.500%, 6/01/18	6/12 at 100.00	AA–		10,345,600

1,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/10 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AA–		1,036,750
238,670	Total New York				252,211,865
	North Carolina – 2.4%

2,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1999B, 5.600%, 1/01/15	7/09 at 102.00	BBB+		2,550,200

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D:

20,000	5.375%, 1/01/13	No Opt. Call	BBB+		21,152,600

11,000	5.125%, 1/01/23	1/13 at 100.00	BBB+		10,504,670

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/17	11/13 at 100.00	Aa3		2,065,180

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:

7,000	5.500%, 1/01/13	No Opt. Call	A2		7,639,100

10,000	5.250%, 1/01/18 – MBIA Insured	1/13 at 100.00	AA–		10,401,300

280	Wilmington Housing Authority, North Carolina, First Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10 (ETM)	6/09 at 100.00	N/R	(4)	281,652
52,780	Total North Carolina				54,594,702
	Ohio – 2.5%

3,930	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006A, 5.000%, 1/01/13	No Opt. Call	A–		3,942,773

1,380	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	BBB		1,235,252

36,825	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BBB		29,021,043

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Trust 2456, Series 2008, 16.407%, 6/01/26 (IF)	12/17 at 100.00	AA		5,851,246

1,000	Dayton, Ohio, Special Facilities Revenue Refunding Bonds, Emery Air Freight Corporation and Emery Worldwide Airlines Inc. – Guarantors, Series 1988C, 6.050%, 10/01/09	No Opt. Call	AA		1,019,660

1,970	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/15	No Opt. Call	A–		1,893,387

11,890	Ohio State, General Obligation Bonds, Series 2007, 5.000%, 6/15/15	No Opt. Call	AA+		13,680,991

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:

735	5.000%, 11/15/14	No Opt. Call	A–		745,378

805	5.000%, 11/15/16	No Opt. Call	A–		800,242
63,275	Total Ohio				58,189,972
	Oklahoma – 0.6%

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BBB–		1,897,248

8,375	Oklahoma, General Obligation Bonds, Series 2003A, 5.000%, 7/15/17 – FGIC Insured	7/13 at 101.00	AA+		9,179,335

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Oklahoma (continued)

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:

$120	5.250%, 5/15/12	No Opt. Call	BBB+		$120,541

700	5.250%, 5/15/13	No Opt. Call	BBB+		704,025

790	5.250%, 5/15/14	No Opt. Call	BBB+		787,662

1,050	5.250%, 5/15/15	5/14 at 100.00	BBB+		1,033,410
13,530	Total Oklahoma				13,722,221
	Oregon – 0.4%

4,520	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA–		5,182,361

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A., 5.000%, 11/15/22	5/19 at 100.00	AAA		4,414,400
8,520	Total Oregon				9,596,761
	Pennsylvania – 1.7%

1,655	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–		1,661,090

10,000	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13	7/09 at 101.00	BB+		9,724,800

1,250	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A–		1,051,113

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	Aa3		10,543,300

10,490	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 9/01/12 – FSA Insured	No Opt. Call	AAA		11,266,889

11,000	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 1.625%, 12/01/24	12/17 at 100.00	A		5,794,250
44,395	Total Pennsylvania				40,041,442
	Puerto Rico – 2.6%

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II:

4,200	5.375%, 7/01/19 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 101.00	AA	(4)	4,781,952

5,000	5.000%, 7/01/20 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 101.00	AA–	(4)	5,634,700

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – MBIA Insured	7/17 at 100.00	AA		2,788,410

10,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	BBB–		10,147,400

5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 5.750%, 7/01/12 – MBIA Insured	No Opt. Call	AA–		5,157,000

10,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/16 – MBIA Insured	No Opt. Call	AA		9,926,200

10,625	Puerto Rico, General Obligation Refunding Bonds, Series 2002, 5.500%, 7/01/12 – FGIC Insured	No Opt. Call	BBB–		10,775,025

11,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		11,671,660
58,825	Total Puerto Rico				60,882,347
	Rhode Island – 0.3%

7,665	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB		7,075,102

Nuveen Investments	111

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina – 0.9%

$4,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/28 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa		$4,628,720

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:

1,500	5.250%, 12/01/23	12/15 at 100.00	BBB+		1,426,545

2,000	5.250%, 12/01/24	12/15 at 100.00	BBB+		1,855,100

6,750	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	A1		7,534,485

5,095	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)	5/12 at 100.00	BBB	(4)	5,348,986
19,345	Total South Carolina				20,793,836
	South Dakota – 0.4%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:

760	5.000%, 4/01/17	4/13 at 100.00	BBB+		733,940

800	5.000%, 4/01/18	4/13 at 100.00	BBB+		760,688

840	5.000%, 4/01/19	4/13 at 100.00	BBB+		786,794

820	5.000%, 4/01/20	4/13 at 100.00	BBB+		754,958

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	AA–		1,032,610

4,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2001E, 5.375%, 11/01/24	11/11 at 101.00	AA–		4,021,400

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:

275	4.500%, 9/01/10	No Opt. Call	A–		277,981

295	4.500%, 9/01/12	No Opt. Call	A–		294,289

300	4.550%, 9/01/14	No Opt. Call	A–		294,870
9,090	Total South Dakota				8,957,530
	Tennessee – 2.3%

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:

715	5.000%, 7/01/15	No Opt. Call	BBB+		649,613

750	5.000%, 7/01/18	7/16 at 100.00	BBB+		644,640

5,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+		4,240,550

	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A:

14,645	5.000%, 12/01/13 – MBIA Insured	No Opt. Call	AA+		16,482,215

10,000	5.000%, 12/01/15 – MBIA Insured	12/13 at 100.00	AA+		10,949,900

500	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 1997, 5.350%, 9/01/12	No Opt. Call	BBB		505,525

2,000	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 2002, 5.050%, 9/01/12	No Opt. Call	BBB		2,009,600

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+		1,045,464

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee (continued)

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:

$5,790	5.000%, 9/01/12	No Opt. Call	BBB+		$5,575,596

11,885	5.250%, 9/01/20	No Opt. Call	BBB+		10,274,701
52,685	Total Tennessee				52,377,804
	Texas – 6.5%

8,800	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2003, 5.250%, 11/15/20 – MBIA Insured	5/13 at 100.00	AA–		9,285,584

6,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	AAA		6,254,520

10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		11,541,300

	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:

3,290	5.000%, 12/01/09	No Opt. Call	A		3,310,530

1,475	5.250%, 12/01/10	No Opt. Call	A		1,502,922

1,000	5.250%, 12/01/11	No Opt. Call	A		1,020,770

1,150	5.250%, 12/01/12	No Opt. Call	A		1,171,666

1,000	5.250%, 12/01/13	No Opt. Call	A		1,019,310

7,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	8/09 at 100.00	AAA		7,019,460

	Houston, Texas, Junior Lien Water and Sewerage System Revenue Forward Refunding Bonds, Series 2002B:

6,000	5.750%, 12/01/15 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	6,891,720

5,385	5.750%, 12/01/16 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	6,185,319

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/14 – FSA Insured	12/11 at 100.00	AAA		10,942,600

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30 (Pre-refunded 12/01/12) – FSA Insured	12/12 at 100.00	AAA		11,225,200

1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–		1,555,683

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – FSA Insured	10/15 at 100.00	AAA		6,579,407

4,515	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/17 – AMBAC Insured	5/13 at 100.00	A		4,942,661

3,465	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003, 5.250%, 12/15/17 – FGIC Insured	12/13 at 100.00	AA–		3,687,453

	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A:

8,615	6.000%, 10/01/16	10/12 at 100.00	Baa2		8,578,903

9,450	6.000%, 10/01/21	10/12 at 100.00	Baa2		8,973,815

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA		5,531,600

5,000	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA–		5,149,200

5,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Tender Option Bond Trust 3216, 16.824%, 4/01/24 (IF)	4/16 at 100.00	AAA		6,216,500

Nuveen Investments	113

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 17.539%, 4/01/25 (IF)	4/18 at 100.00	Aa1		$5,880,291

300	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 1999, 5.500%, 7/01/09	No Opt. Call	Baa3		299,595

2,560	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.000%, 11/01/12	No Opt. Call	Baa3		2,447,795

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:

5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1		3,673,500

11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1		8,066,166

990	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	BBB+	(4)	1,082,822
144,610	Total Texas				150,036,292
	Utah – 0.2%

	Utah, General Obligation Bonds, Series 2009, Trust 2987:

1,250	16.420%, 7/01/21 (IF)	7/18 at 100.00	AAA		1,915,500

2,500	16.420%, 7/01/22 (IF)	7/18 at 100.00	AAA		3,709,150
3,750	Total Utah				5,624,650
	Virgin Islands – 0.0%

1,000	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.250%, 7/01/09	No Opt. Call	N/R		999,020
	Virginia – 0.7%

2,370	Chesapeake Hospital Authority, Virginia, Revenue Bonds, Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13	No Opt. Call	A3		2,477,977

5,000	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Goverment Center Properties, Series 2003, 5.000%, 5/15/14	No Opt. Call	AA+		5,651,350

555	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 5.375%, 10/15/11	10/09 at 101.00	A3		567,249

7,135	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		7,508,375
15,060	Total Virginia				16,204,951
	Washington – 2.9%

4,930	Clark County Public Utilities District 1, Washington, Electric Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	AA–		5,269,381

2,710	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	N/R	(4)	2,850,134

5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – MBIA Insured	7/12 at 100.00	Aaa		5,433,450

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA		5,740,256

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2		974,956

8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 – FGIC Insured	7/14 at 100.00	AA–		9,775,849

7,805	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 1, Series 1993B, 7.000%, 7/01/09	No Opt. Call	Aaa		7,888,514

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:

$5,000	5.250%, 6/01/09	No Opt. Call	BBB		$5,002,550

320	5.500%, 6/01/12	No Opt. Call	BBB		317,437

6,020	6.500%, 6/01/26	6/13 at 100.00	BBB		5,803,400

12,000	Washington State, General Obligation Bonds, Series 1992B, 6.400%, 6/01/17 – MBIA Insured	No Opt. Call	AA+		14,485,560

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, Trust 2599, 17.758%, 1/01/23 (IF)	1/18 at 100.00	AA+		4,033,612
61,920	Total Washington				67,575,099
	Wisconsin – 3.4%

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:

1,265	5.000%, 6/01/09 (ETM)	No Opt. Call	AAA		1,269,086

150	5.500%, 6/01/10 (ETM)	No Opt. Call	AAA		156,618

100	5.750%, 6/01/12 (ETM)	No Opt. Call	AAA		110,897

4,100	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		4,564,243

4,552	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.625%, 2/15/13 – AMBAC Insured	No Opt. Call	A		4,840,324

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB		1,609,780

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:

2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+		1,964,508

2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+		2,059,811

6,920	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1		7,048,435

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:

2,455	5.250%, 8/15/19	8/16 at 100.00	BBB+		2,040,964

11,955	5.250%, 8/15/20	8/16 at 100.00	BBB+		9,782,179

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	BBB+		7,577,700

8,705	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 1998B, 5.500%, 9/01/27 (Alternative Minimum Tax)	9/09 at 100.75	AA		8,700,844

3,545	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18 (Alternative Minimum Tax)	9/11 at 100.00	AA		3,595,233

2,040	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	AA	(4)	2,316,388

9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Series 2009A, 6.000%, 5/01/27	5/19 at 100.00	AA–		9,621,270

10,000	Wisconsin, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – MBIA Insured	5/15 at 100.00	AA		11,202,000
81,617	Total Wisconsin				78,460,280
$2,281,573	Total Long-Term Investments (cost $2,321,041,595) – 98.3%				2,286,108,715

Nuveen Investments	115

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Short-Term Investments – 0.3%

	Texas – 0.3%

$7,000	Red River Authority, Texas, Pollution Control Revenue Bonds, Southwestern Public Service Company, Variable Rate Demand Obligations, Series 1996, 8.500%, 7/01/16 – AMBAC Insured (6)	5/09 at 100.00	A–1+	$7,000,000
	Total Short-Term Investments (cost $7,000,000)			7,000,000
	Total Investments (cost $2,328,041,595) – 98.6%			2,293,108,715
	Other Assets Less Liabilities – 1.4%			32,699,344
	Net Assets – 100%			$2,325,808,059

Investments in Derivatives

Forward Swaps outstanding at April 30, 2009:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Termination Date	Unrealized Appreciation (Depreciation)
Goldman Sachs	$67,000,000	Receive	SIFM	3.613%	Quarterly	6/30/09	6/30/19	$(4,792,202)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Effective Date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

SIFM	The daily arithmetic average of the weekly Securities Industry and Financial Markets (SIFM) Municipal Swap Index, previously referred to as the Bond Market Association or BMA.

See accompanying notes to financial statements.

116	Nuveen Investments

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 3.0%

	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001:

$3,815	5.500%, 12/01/12	12/11 at 101.00	A–		$3,780,016

250	5.750%, 12/01/17	12/11 at 101.00	A–		232,430

3,630	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/12	No Opt. Call	Baa1		3,397,499

910	Colbert County-Northwest Health Care Authority, Alabama, Revenue Bonds, Helen Keller Hospital, Series 2003, 5.000%, 6/01/09	No Opt. Call	Baa3		909,409

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:

1,000	5.000%, 11/15/13	No Opt. Call	A3		992,890

1,000	5.000%, 11/15/14	No Opt. Call	A3		982,110

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:

750	5.000%, 1/01/10	No Opt. Call	BBB		687,990

5,475	5.250%, 1/01/11	No Opt. Call	BBB		4,522,350

1,000	5.250%, 1/01/15	No Opt. Call	BBB		661,420

4,500	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 2003B, 5.250%, 2/01/12 – FSA Insured	2/10 at 100.00	AAA		4,012,875

1,500	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 1994A, 4.650%, 12/01/11	6/09 at 100.00	BBB		1,417,665

1,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, International Paper Company, Series 1998A, 4.750%, 4/01/10	No Opt. Call	BBB		984,960

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:

925	5.000%, 12/01/11	No Opt. Call	BBB		908,063

745	5.000%, 12/01/12	No Opt. Call	BBB		720,542

570	5.000%, 12/01/13	No Opt. Call	BBB		546,527

10,000	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – MBIA Insured (ETM)	No Opt. Call	AA–	(4)	11,753,400
37,070	Total Alabama				36,510,146
	Alaska – 0.3%

4,535	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Baa3		3,912,435
	Arizona – 1.0%

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 2004:

1,025	5.125%, 5/15/09	No Opt. Call	A–		1,026,117

695	5.250%, 5/15/11	No Opt. Call	A–		728,478

1,000	5.250%, 5/15/12	No Opt. Call	A–		1,064,420

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:

3,080	5.000%, 4/01/13 (ETM)	No Opt. Call	BBB	(4)	3,475,626

3,000	5.000%, 4/01/15 (ETM)	No Opt. Call	BBB	(4)	3,470,100

2,900	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R		2,564,963
11,700	Total Arizona				12,329,704

Nuveen Investments	117

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arkansas – 0.5%

	Sebastian County Health Facilities Board, Arkansas, Hospital Revenue Improvement Bonds, Sparks Regional Medical Center, Series 2001A:

$1,620	5.500%, 11/01/11	No Opt. Call	Caa1		$1,538,320

3,415	5.500%, 11/01/12	11/11 at 101.00	Caa1		3,133,775

1,605	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/12	No Opt. Call	Baa1		1,613,523
6,640	Total Arkansas				6,285,618
	California – 5.0%

9,900	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.500%, 5/01/13 – AMBAC Insured	5/12 at 101.00	Aa3		10,893,465

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/13	No Opt. Call	A2		1,046,760

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB		976,200

9,650	California, General Obligation Bonds, Series 2006, 5.000%, 3/01/13	No Opt. Call	A		10,513,675

10,000	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – MBIA Insured	No Opt. Call	AA–		10,554,200

	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005:

1,505	5.000%, 8/15/12	No Opt. Call	N/R		1,492,749

1,000	5.000%, 8/15/13	No Opt. Call	N/R		980,290

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:

3,170	5.000%, 6/01/15	No Opt. Call	BBB		2,933,169

2,815	4.500%, 6/01/27	6/17 at 100.00	BBB		2,282,993

11,945	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		13,126,955

375	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	A–		383,160

285	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AAA		357,806

105	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series M, 9.000%, 4/01/13 (ETM)	No Opt. Call	AAA		122,942

815	San Bernardino County Transportation Authority, California, Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%, 3/01/10 – FGIC Insured (ETM)	No Opt. Call	N/R	(4)	849,051

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:

1,420	5.000%, 9/01/14	No Opt. Call	Baa3		1,323,909

1,500	5.000%, 9/01/15	No Opt. Call	Baa3		1,369,230

2,700	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2008, 6.750%, 5/01/19 (Mandatory put 5/01/11) (Alternative Minimum Tax)	No Opt. Call	A1		2,823,228
59,185	Total California				62,029,782
	Colorado – 2.7%

2,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008-C8, 4.100%, 9/01/36 (Mandatory put 11/10/11)	No Opt. Call	AA		2,924,360

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005:

275	5.000%, 6/01/09	No Opt. Call	A–		275,228

250	5.000%, 6/01/11	No Opt. Call	A–		252,285

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$830	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2001, 5.500%, 9/01/09 (ETM)	No Opt. Call	A3	(4)	$843,977

500	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004, 5.000%, 1/15/11	No Opt. Call	BBB+		504,770

13,800	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-2, 5.000%, 9/01/39 (Mandatory put 9/01/13) – MBIA Insured	No Opt. Call	AA		13,821,939

2,450	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 5.000%, 9/01/13 – MBIA Insured	No Opt. Call	AA–		2,790,722

1,600	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R		1,277,632

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 0.000%, 6/15/25 (Pre-refunded 6/15/16) – FSA Insured	6/16 at 100.00	AAA		10,787,000
32,605	Total Colorado				33,477,913
	Connecticut – 1.1%

1,000	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R		796,680

10,000	Connecticut, General Obligation Bonds, Series 2002E, 5.500%, 11/15/13 – FSA Insured	11/12 at 100.00	AAA		11,232,100

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:

20	5.500%, 1/01/14 (Alternative Minimum Tax)	7/09 at 100.00	BBB		19,370

1,670	5.500%, 1/01/20 (Alternative Minimum Tax)	7/09 at 100.00	BBB		1,551,864
12,690	Total Connecticut				13,600,014
	Delaware – 0.6%

2,000	Delaware Economic Development Authority, Pollution Control Revenue Refunding Bonds, Delmarva Power and Light Company, Series 2000C, 5.500%, 7/01/25 (Mandatory put 7/01/10)	No Opt. Call	BBB		2,087,100

2,155	Delaware Economic Development Authority, Pollution Control Revenue Refunding Bonds, Delmarva Power and Light Company, Series 2000D, 5.650%, 7/01/28 (Mandatory put 7/01/10) (Alternative Minimum Tax)	No Opt. Call	BBB		2,212,258

	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2004A:

580	5.250%, 6/01/09	No Opt. Call	BBB+		579,942

1,215	5.250%, 6/01/10	No Opt. Call	BBB+		1,217,916

755	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	BBB+		727,654
6,705	Total Delaware				6,824,870
	Florida – 6.1%

5,400	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/15 – MBIA Insured	No Opt. Call	AA–		5,451,030

	Florida Deparmtent of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:

4,420	5.000%, 7/01/17 – MBIA Insured	No Opt. Call	AA–		4,795,744

6,575	5.000%, 7/01/19 – MBIA Insured	7/17 at 101.00	AA–		7,017,958

8,000	Florida State Division of Bond Finance, Preservation 2000 Revenue Bonds, Department of Environmental Protection, Series 1998A, 6.000%, 7/01/13 – FSA Insured	No Opt. Call	AAA		9,163,280

250	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005A, 5.000%, 11/15/12	No Opt. Call	A+		259,238

Nuveen Investments	119

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$750	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	N/R	(4)	$833,190

500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R	(4)	573,545

1,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.000%, 10/01/13	No Opt. Call	A3		1,654,802

2,700	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	Baa2		2,729,403

5,645	Key West Utility Board, Florida, Electric System Revenue Refunding Bonds, Series 2000, 6.000%, 10/01/10 – AMBAC Insured	No Opt. Call	A		5,962,023

3,860	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/11	No Opt. Call	BBB+		3,823,060

2,230	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2008B, 5.250%, 10/01/17 – FSA Insured	No Opt. Call	AAA		2,489,996

	North Brevard County Hospital District Revenue, Florida, Refunding Bonds, Series 2008 (Parrish Medical Center Project):

1,220	5.000%, 10/01/14	No Opt. Call	A		1,225,405

1,145	5.125%, 10/01/16	No Opt. Call	A		1,136,252

5,000	Orlando Utilities Commission, Florida, Water and Electric Revenue Bonds, Series 1996A, 3.750%, 10/01/23 (Mandatory put 10/01/13)	No Opt. Call	Aa1		5,221,500

1,465	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1986, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A	(4)	1,933,522

2,085	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001, 5.000%, 12/01/12	No Opt. Call	BBB–		1,827,315

12,805	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	AAA		15,245,886

2,000	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	AAA		2,023,220

1,800	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.375%, 5/01/17	No Opt. Call	N/R		1,475,154
69,500	Total Florida				74,841,523
	Georgia – 2.2%

3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/12 – FGIC Insured	No Opt. Call	AA–		3,172,560

4,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Series 2008, 5.050%, 11/01/48 (Mandatory put 1/12/12)	No Opt. Call	A		4,241,200

	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009:

1,250	5.000%, 4/01/15	No Opt. Call	AA+		1,430,550

1,425	5.000%, 4/01/17	No Opt. Call	AA+		1,644,949

	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V:

3,985	6.500%, 1/01/12 – FGIC Insured	No Opt. Call	A+		4,188,394

350	6.600%, 1/01/18 – MBIA Insured	No Opt. Call	AAA		405,412

900	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fifth Crossover Series 1998Y, 6.400%, 1/01/13	No Opt. Call	A+		980,064

2,000	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA		2,111,620

210	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – MBIA Insured	No Opt. Call	Aa3		243,527

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Georgia (continued)

$7,500	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A		$8,267,325

185	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.400%, 11/01/11 – MBIA Insured (ETM)	No Opt. Call	AA–	(4)	199,648
24,805	Total Georgia				26,885,249
	Hawaii – 0.5%

3,750	Hawaii State, General Obligation Bonds, Series 2008, Trust 3215, 17.209%, 5/01/16 (IF)	No Opt. Call	AA		5,937,975
	Illinois – 4.4%

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	AA–		988,193

5,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Series 2006, 4.000%, 6/01/12 – AMBAC Insured	No Opt. Call	A		5,258,150

3,670	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	AAA		4,349,207

1,544	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AAA		1,633,290

	Illinois Development Finance Authority, Revenue Refunding Bonds, East St. Louis Project, Series 2003:

1,135	5.000%, 11/15/11 – SYNCORA GTY Insured	No Opt. Call	A–		1,216,187

1,030	5.000%, 11/15/12 – SYNCORA GTY Insured	No Opt. Call	A–		1,120,692

2,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-3, 3.875%, 11/01/30 (Mandatory put 5/01/12)	No Opt. Call	AA		2,004,620

2,000	Illinois Finance Authority, Revenue Bonds, Monarch Landing Inc. Facility, Series 2007A, 5.500%, 12/01/13	No Opt. Call	N/R		1,857,620

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:

1,785	5.250%, 11/15/09	No Opt. Call	A		1,797,281

2,540	5.250%, 11/15/10	No Opt. Call	A		2,586,050

1,000	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/13	No Opt. Call	Baa3		972,650

1,895	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa2		1,964,528

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	AA–		3,339,840

3,500	Illinois, Sales Tax Revenue Refunding Bonds, Series 1992Q, 6.000%, 6/15/12 – MBIA Insured	No Opt. Call	AAA		3,773,735

	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A:

1,860	1.234%, 12/15/13	No Opt. Call	AAA		1,577,280

1,000	1.334%, 12/15/16	12/14 at 100.00	AAA		836,750

1,078	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R		834,081

7,775	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	Aa2		9,666,191

6,650	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA+		8,421,161
49,867	Total Illinois				54,197,506

Nuveen Investments	121

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Indiana – 2.2%

$7,585	East Chicago Elementary School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 1996 Refunding, 6.250%, 1/05/16	No Opt. Call	A		$8,097,215

775	Goshen, Indiana, Revenue Refunding Bonds, Greencroft Obligation Group, Series 1998, 5.350%, 8/15/09	No Opt. Call	N/R		773,202

3,000	Indiana Health Facility Financing Authority Revenue Bonds, Series 2005A-5 Ascension Health Subordinate Credit Group, 5.000%, 11/01/27 (Mandatory put 8/01/13) (WI/DD, Settling 5/01/09)	No Opt. Call	Aa2		3,161,190

1,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/12	No Opt. Call	A+		1,011,290

1,000	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988 Remarketed, 5.600%, 11/01/16 – MBIA Insured	No Opt. Call	AA		1,001,700

6,000	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	AA		5,990,160

5,665	State of Indiana, Indiana Toll Road Commission, East-West Toll Road Revenue Bonds, 1980 Series, 9.000%, 1/01/15 (ETM)	No Opt. Call	AAA		7,034,967
25,025	Total Indiana				27,069,724
	Iowa – 0.1%

145	City of Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA		171,093

500	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 1996, 9.150%, 7/01/09 (ETM)	No Opt. Call	AAA		507,330

205	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		221,177
850	Total Iowa				899,600
	Kansas – 0.5%

	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L:

1,000	5.250%, 11/15/11	No Opt. Call	A2		1,037,620

650	5.250%, 11/15/14	No Opt. Call	A2		680,570

3,665	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Series 2005A, 5.000%, 9/01/12 – FSA Insured	No Opt. Call	AAA		4,107,036
5,315	Total Kansas				5,825,226
	Kentucky – 1.5%

8,500	Ashland, Kentucky, Pollution Control Revenue Refunding Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%, 11/01/09 (ETM)	No Opt. Call	Ba1	(4)	8,704,425

6,552	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University Project, Refunding and Improvement Series 2006, 5.200%, 8/01/22 (Pre-refunded 6/27/12)	6/12 at 102.00	AAA		7,220,515

2,305	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.500%, 7/01/12 – FSA Insured (Alternative Minimum Tax)	No Opt. Call	AAA		2,410,661
17,357	Total Kentucky				18,335,601
	Louisiana – 0.8%

420	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 8.500%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa		528,583

1,495	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	No Opt. Call	A		1,609,128

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$2,700	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.500%, 12/15/15	No Opt. Call	N/R	$2,287,980

	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004:

585	5.000%, 1/01/14 – MBIA Insured	No Opt. Call	AA–	634,275

265	5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AA–	270,019

5,000	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 7.000%, 12/01/38 (Mandatory put 12/01/11)	12/11 at 100.00	Baa1	5,114,550
10,465	Total Louisiana			10,444,535
	Maryland – 2.8%

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004:

515	5.000%, 8/15/09	No Opt. Call	A–	518,147

1,755	5.000%, 8/15/10	No Opt. Call	A–	1,802,718

2,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 4.500%, 1/01/13	No Opt. Call	BBB–	2,265,917

430	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA	505,895

	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2008:

5,000	5.000%, 7/15/16	No Opt. Call	AAA	5,890,400

5,000	5.000%, 7/15/17	No Opt. Call	AAA	5,908,400

5,000	5.000%, 7/15/18	No Opt. Call	AAA	5,907,700

10,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA	11,749,200
30,050	Total Maryland			34,548,377
	Massachusetts – 6.3%

3,825	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1992B, 6.200%, 3/01/16 – MBIA Insured	No Opt. Call	AA	4,407,165

1,595	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	1,376,102

885	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)	6/09 at 102.00	BBB	793,695

	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A:

5,000	5.500%, 1/01/10 – MBIA Insured	No Opt. Call	AA–	5,022,400

285	5.500%, 1/01/11 – MBIA Insured	No Opt. Call	AA–	287,961

5,100	5.625%, 1/01/12 – MBIA Insured	No Opt. Call	AA–	5,154,213

625	5.625%, 1/01/14 – MBIA Insured	1/12 at 101.00	AA–	625,663

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E:

1,270	5.250%, 10/01/09 – RAAI Insured	No Opt. Call	BBB+	1,275,613

545	5.250%, 10/01/10 – RAAI Insured	No Opt. Call	BBB+	553,012

1,625	5.000%, 10/01/11 – RAAI Insured	No Opt. Call	BBB+	1,639,284

Nuveen Investments	123

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:

$2,000	5.000%, 11/15/15	No Opt. Call	AAA		$2,346,760

2,000	5.000%, 11/15/16	No Opt. Call	AAA		2,363,260

1,500	5.000%, 11/15/17	No Opt. Call	AAA		1,774,770

1,000	5.000%, 11/15/18	No Opt. Call	AAA		1,182,440

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2009O, 5.000%, 7/01/16	No Opt. Call	AAA		11,760,400

700	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Series 1999B, 5.000%, 7/01/09	No Opt. Call	AA		703,822

5,000	Massachusetts, Federal Highway Grant Anticipation Notes, Series 2000A, 5.750%, 12/15/12 – FSA Insured	12/10 at 100.00	Aa3		5,334,100

12,900	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – FSA Insured	No Opt. Call	AAA		15,348,285

8,555	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A	(4)	9,581,942

5,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aa3		5,562,950
69,410	Total Massachusetts				77,093,837
	Michigan – 1.9%

2,690	Kent Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds (Butterworth Hospital), Series 1993A, 7.250%, 1/15/13 – MBIA Insured	No Opt. Call	AA		2,954,158

2,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/12 (Pre-refunded 7/15/11)	7/11 at 101.00	AA	(4)	2,203,840

5,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 1999B-4, 3.750%, 11/15/33 (Mandatory put 3/15/12)	No Opt. Call	Aa1		5,012,700

2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.500%, 10/15/17	10/11 at 100.00	A+		2,153,240

5,515	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/13 – FSA Insured	No Opt. Call	AAA		5,980,742

3,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/13 (ETM)	No Opt. Call	A1	(4)	3,437,790

1,605	Michigan, General Obligation Bonds, Environmental Protection Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	AA–		1,726,836
21,810	Total Michigan				23,469,306
	Minnesota – 0.8%

5,373	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006 A3, 5.700%, 4/01/27	2/16 at 100.00	AAA		5,594,076

1,250	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2		1,355,688

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A:

1,000	5.000%, 1/01/14	No Opt. Call	AAA		1,086,500

1,000	5.000%, 1/01/15 – AGC Insured	No Opt. Call	AAA		1,088,820

1,000	5.000%, 1/01/16	No Opt. Call	AAA		1,090,970
9,623	Total Minnesota				10,216,054
	Mississippi – 1.2%

5,000	Mississippi Higher Education Assistance Corporation, Student Loan Revenue Bonds, Series 2000B-3, 5.450%, 3/01/10 (Alternative Minimum Tax)	No Opt. Call	B3		4,295,700

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Mississippi (continued)

$7,490	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/16	No Opt. Call	AA		$7,820,684

2,660	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding Bonds, Southwest Regional Medical Center, Series 2003, 5.000%, 4/01/13	No Opt. Call	BBB–		2,775,151
15,150	Total Mississippi				14,891,535
	Missouri – 0.2%

	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006:

1,355	5.000%, 4/01/12	No Opt. Call	N/R		1,378,482

500	5.000%, 4/01/13	No Opt. Call	N/R		509,015

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B:

215	5.000%, 11/01/09	No Opt. Call	N/R		214,994

300	5.000%, 11/01/11	No Opt. Call	N/R		293,292
2,370	Total Missouri				2,395,783
	Nebraska – 0.2%

2,540	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003, 5.000%, 11/15/09	No Opt. Call	Aa3		2,565,629
	Nevada – 1.2%

	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002:

375	5.500%, 9/01/09	No Opt. Call	BBB		374,078

295	5.750%, 9/01/10	No Opt. Call	BBB		293,321

535	6.000%, 9/01/13	9/12 at 101.00	BBB		526,419

	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002:

310	5.500%, 9/01/09 (ETM)	No Opt. Call	BBB	(4)	314,879

240	5.750%, 9/01/10 (ETM)	No Opt. Call	BBB	(4)	254,926

435	6.000%, 9/01/13 (Pre-refunded 9/01/12)	No Opt. Call	BBB	(4)	499,745

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:

500	0.000%, 1/01/10 – AMBAC Insured	No Opt. Call	A		414,600

1,000	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	A		716,050

345	0.000%, 1/01/14 – AMBAC Insured	No Opt. Call	A		153,132

5,000	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	A		1,892,000

65	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	A		20,996

1,220	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A		295,740

2,000	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 1999, 5.500%, 7/01/09 – AMBAC Insured	No Opt. Call	Aa3		2,010,740

7,060	Nevada State Motor Vehicle Fuel Tax Revenue Bonds, Series 2006, 5.000%, 12/01/11 – FSA Insured	No Opt. Call	AAA		7,626,424
19,380	Total Nevada				15,393,050
	New Jersey – 6.0%

1,755	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB–		1,205,264

Nuveen Investments	125

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:

$5,000	5.000%, 6/15/12 – FGIC Insured	No Opt. Call	BBB		$4,893,800

1,000	5.000%, 6/15/13 – FGIC Insured	No Opt. Call	BBB		965,630

550	5.625%, 6/15/19	6/10 at 100.00	BBB		484,451

	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:

2,000	5.000%, 9/01/13	No Opt. Call	AA–		2,200,140

2,325	5.000%, 9/01/14	No Opt. Call	AA–		2,562,638

3,710	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A, 5.250%, 9/01/14 – FSA Insured	No Opt. Call	AAA		4,199,349

4,820	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – MBIA Insured	No Opt. Call	AAA		5,164,003

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A:

2,285	5.750%, 6/01/09 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	Aaa		2,289,981

2,035	5.800%, 6/01/10 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	Aaa		2,088,683

2,250	5.900%, 6/01/11 – MBIA Insured (Alternative Minimum Tax)	6/10 at 101.00	Aaa		2,324,385

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – MBIA Insured (ETM)	No Opt. Call	Aaa		504,230

15	New Jersey Highway Authority, Senior Revenue Refunding Bonds, Garden State Parkway, Series 1992, 6.200%, 1/01/10 (ETM)	No Opt. Call	AAA		15,473

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.750%, 12/15/12 – FSA Insured	No Opt. Call	AAA		5,547,900

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – MBIA Insured (ETM)	No Opt. Call	AAA		5,906,650

79	New Jersey Turnpike Authority, Revenue and Improvement Bonds, First Series 1973, 5.700%, 5/01/13 (ETM)	No Opt. Call	Aaa		85,054

605	New Jersey Turnpike Authority, Revenue Bonds, Series 1984, 7.000%, 1/01/14 (ETM)	No Opt. Call	AAA		679,131

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:

2,895	6.500%, 1/01/16	No Opt. Call	A+		3,401,799

25	6.500%, 1/01/16 – MBIA Insured	No Opt. Call	AA		30,303

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:

75	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		93,347

180	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AA–	(4)	227,189

2,920	6.500%, 1/01/16 – FSA Insured (ETM)	No Opt. Call	Aa3	(4)	3,431,555

1,100	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		1,292,709

100	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		117,519

940	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AA–	(4)	1,098,597

2,370	New Jersey Turnpike Authority, Revenue Refunding Bonds, First Series 1977, 6.000%, 1/01/14 (ETM)	No Opt. Call	AAA		2,638,403

2,625	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.000%, 8/01/12 – FGIC Insured	No Opt. Call	N/R		2,826,810

6,430	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		7,001,993

3,290	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		3,800,345

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:

3,375	5.000%, 6/01/14	No Opt. Call	BBB		3,184,279

2,000	5.000%, 6/01/15	No Opt. Call	BBB		1,845,840

1,290	4.500%, 6/01/23	6/17 at 100.00	BBB		1,088,051
68,454	Total New Jersey				73,195,501

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Mexico – 1.8%

	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006:

$2,460	5.000%, 11/01/11 – CIFG Insured	No Opt. Call	BBB+		$2,543,812

2,590	5.000%, 11/01/12 – CIFG Insured	No Opt. Call	BBB+		2,696,812

2,720	5.000%, 11/01/13 – CIFG Insured	No Opt. Call	BBB+		2,841,883

1,475	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico – San Juan Project, Series 1996C, 6.300%, 12/01/16	6/09 at 100.00	Baa3		1,463,525

	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A:

2,710	4.800%, 8/01/10	No Opt. Call	AA–		2,786,910

3,505	4.900%, 8/01/11	No Opt. Call	AA–		3,679,444

1,240	New Mexico Housing Authority, Multifamily Housing Revenue Bonds, Villa Del Oso Apartments, Series 2003B, 7.500%, 1/01/38 (Pre-refunded 1/01/13)	1/13 at 102.00	Aaa		1,517,810

2,055	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Hunter’s Ridge Apartments, Series 2001A, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		2,151,441

2,000	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Sombra del Oso Apartments, Series 2001B, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		2,093,860
20,755	Total New Mexico				21,775,497
	New York – 7.3%

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	AA–		521,545

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/11	No Opt. Call	Ba1		970,080

	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 1999:

1,225	5.300%, 7/01/09 – RAAI Insured	No Opt. Call	BBB–		1,228,920

1,385	6.250%, 7/01/10 – RAAI Insured	7/09 at 101.00	BBB–		1,403,947

3,580	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2000B, 6.250%, 8/15/15	8/12 at 100.00	AAA		3,894,968

	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:

1,570	5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	A1		1,679,916

1,785	5.000%, 7/01/13 – AMBAC Insured	No Opt. Call	A1		1,932,977

1,065	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1990B, 7.500%, 5/15/11	No Opt. Call	AA–		1,170,914

1,990	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1990B, 7.500%, 5/15/11 (ETM)	No Opt. Call	AA–	(4)	2,067,590

	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A:

985	5.500%, 7/01/12	No Opt. Call	Baa1		991,166

1,040	5.500%, 7/01/13	No Opt. Call	Baa1		1,048,382

5,525	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 – FSA Insured (ETM)	No Opt. Call	AAA		6,303,086

1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A		1,102,580

3,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/12	No Opt. Call	A		3,774,785

3,985	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		3,629,937

Nuveen Investments	127

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City, New York, General Obligation Bonds, Fiscal Series 2003A:

$2,880	5.500%, 8/01/10	No Opt. Call	AA	$3,034,426

2,000	5.000%, 8/01/10	No Opt. Call	AA	2,096,640

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003B, 5.500%, 8/01/12	No Opt. Call	AA	5,502,800

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:

7,000	5.500%, 6/01/15	6/10 at 100.00	AA–	7,150,710

100	5.500%, 6/01/16	6/10 at 100.00	AA–	101,714

75	5.500%, 6/01/19	6/13 at 100.00	AA–	77,793

1,200	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	1,218,744

4,720	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2008A, 5.000%, 6/01/11	No Opt. Call	AA–	4,958,974

4,630	New York State Urban Development Corporation, Revenue Bonds, Correctional Facilities, Series 1994A, 6.500%, 1/01/11 – FSA Insured	No Opt. Call	AAA	5,007,762

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1:

3,295	5.000%, 12/15/15	No Opt. Call	AAA	3,723,449

3,000	5.000%, 12/15/16	No Opt. Call	AAA	3,396,090

1,000	5.000%, 12/15/17	No Opt. Call	AAA	1,127,870

5,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/14 – FGIC Insured	3/13 at 100.00	AAA	5,540,000

1,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001B, 5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative Minimum Tax)	11/11 at 101.00	Baa2	1,397,535

580	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.700%, 7/01/13	No Opt. Call	N/R	527,962

12,265	Suffolk County Industrial Development Agency, New York, Resource Recovery Revenue Bonds, Huntington LP, Series 1999, 5.950%, 10/01/09 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A2	12,461,237

735	Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series 1990E, 7.250%, 1/01/10	No Opt. Call	AA–	765,789

515	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.700%, 7/01/13	No Opt. Call	N/R	464,432
85,630	Total New York			90,274,720
	North Carolina – 2.1%

4,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12	No Opt. Call	BBB+	4,213,480

7,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D, 5.375%, 1/01/10	No Opt. Call	BBB+	7,106,750

4,500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/11	No Opt. Call	A2	4,750,335

	North Carolina, Capital Improvement Limited Obligation Bonds, Series 2009A:

1,000	5.000%, 5/01/19	No Opt. Call	AA+	1,153,040

5,000	5.000%, 5/01/20	5/19 at 100.00	AA+	5,679,450

3,000	5.000%, 5/01/21	5/19 at 100.00	AA+	3,366,240
24,500	Total North Carolina			26,269,295

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota – 0.5%

$6,925	Grand Forks, North Dakota, Healthcare System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	Baa2	$6,522,104
	Ohio – 1.4%

1,810	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 1982, 7.000%, 1/01/12 (ETM)	No Opt. Call	AAA	1,975,307

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:

2,845	5.000%, 6/01/14	No Opt. Call	BBB	2,660,758

645	5.000%, 6/01/16	No Opt. Call	BBB	577,346

3,715	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BBB	2,927,717

	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:

3,000	5.500%, 1/01/11	No Opt. Call	Aa2	3,134,580

2,000	5.500%, 1/01/12	No Opt. Call	Aa2	2,119,340

	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2002A:

1,140	5.500%, 8/15/11	No Opt. Call	A	1,158,046

845	5.500%, 8/15/12	No Opt. Call	A	856,889

770	Lorain County, Ohio, Healthcare Facilities Revenue Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%, 2/01/12	8/09 at 100.00	BBB+	770,000

200	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	229,366

235	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2004, 5.000%, 12/01/10	No Opt. Call	AAA	250,484

265	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 4.550%, 12/01/10 (Alternative Minimum Tax)	No Opt. Call	AA–	271,662

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	811,290
18,470	Total Ohio			17,742,785
	Oklahoma – 0.6%

1,935	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AA	2,126,139

1,120	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007, 5.350%, 7/01/17	No Opt. Call	N/R	916,104

3,750	Tulsa, Oklahoma, Industrial Authority, Revenue and Refunding Bonds, The University of Tulsa, Series 1996A, 6.000%, 10/01/16 – MBIA Insured	No Opt. Call	AA–	4,223,400
6,805	Total Oklahoma			7,265,643
	Oregon – 0.1%

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A., 5.000%, 11/15/22	5/19 at 100.00	AAA	1,103,600
	Pennsylvania – 5.5%

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A:

360	4.150%, 2/15/11	No Opt. Call	Baa3	352,357

755	4.200%, 2/15/12	No Opt. Call	Baa3	727,133

785	4.300%, 2/15/13	No Opt. Call	Baa3	740,153

1,480	4.375%, 2/15/14	No Opt. Call	Baa3	1,375,764

Nuveen Investments	129

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:

$1,710	5.000%, 5/01/12	No Opt. Call	Baa2		$1,662,411

1,800	5.000%, 5/01/13	No Opt. Call	Baa2		1,734,930

1,890	5.000%, 5/01/14	No Opt. Call	Baa2		1,803,627

5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008C, 5.000%, 6/15/18	No Opt. Call	AA–		5,242,400

25	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2000B, 9.250%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 102.00	AAA		28,646

2,000	Allegheny County, Pennsylvania, Revenue Refunding Bonds, Greater Pittsburgh International Airport, Series 1999, 5.625%, 1/01/10 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	AA–		2,027,640

800	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–		802,944

1,010	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 5.250%, 2/01/14 – MBIA Insured (ETM)	No Opt. Call	AA	(4)	1,166,671

5,000	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13	7/09 at 101.00	BB+		4,862,400

185	Delaware River Port Authority, Pennsylvania and New Jersey, Series 1972 Revenue Bonds,, 6.500%, 1/15/11 (ETM)	7/09 at 100.00	AAA		197,532

6,000	Pennsylvania Economic Development Financing Authority, Pollution Control Revenue Bonds, PPL Electric Utilities Corporation, Refunding Series 2008, 4.850%, 10/01/23 (Mandatory put 10/01/10)	No Opt. Call	A–		6,094,200

4,000	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax)	7/09 at 100.00	B–		3,242,480

3,010	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny Delaware Valley Obligated Group, Series 1996A, 5.600%, 11/15/09 – MBIA Insured	No Opt. Call	AA–		3,003,047

10,000	Pennsylvania, General Obligation Bonds, Series 2004, 5.375%, 7/01/16 – MBIA Insured	No Opt. Call	AA		11,854,400

3,305	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – MBIA Insured (ETM)	No Opt. Call	Aaa		4,110,528

3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	5/09 at 100.00	BBB		2,817,720

	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986:

2,495	7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	Aaa		2,874,390

535	6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa		622,387

	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A:

4,225	5.000%, 9/01/11 – MBIA Insured	No Opt. Call	AA–		4,284,192

2,750	5.000%, 9/01/12 – MBIA Insured	No Opt. Call	AA–		2,787,978

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	AA		2,821,625
64,620	Total Pennsylvania				67,237,555
	Rhode Island – 0.4%

2,000	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16	No Opt. Call	A2		1,786,880

2,900	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB		2,676,816
4,900	Total Rhode Island				4,463,696

130	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina – 1.9%

	Charleston County, South Carolina, Revenue Bonds, CareAlliance Heath Services, Series 2004A:

$1,400	5.000%, 8/15/09	No Opt. Call	A–		$1,406,118

1,980	5.000%, 8/15/10	No Opt. Call	A–		2,018,907

7,110	Georgetown County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB		6,544,684

7,215	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.250%, 12/01/09	No Opt. Call	AA		7,376,472

1,325	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/13	No Opt. Call	A+		1,408,396

2,345	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.000%, 8/01/13	No Opt. Call	BBB+		2,382,520

2,000	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 5.250%, 8/01/11	No Opt. Call	BBB+		2,004,040
23,375	Total South Carolina				23,141,137
	South Dakota – 0.4%

3,940	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	AAA		4,520,283
	Tennessee – 1.8%

1,500	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/10 – SYNCORA GTY Insured	No Opt. Call	A2		1,440,045

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:

525	5.000%, 7/01/13	No Opt. Call	BBB+		498,241

695	5.000%, 7/01/14	No Opt. Call	BBB+		644,022

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002:

1,740	6.125%, 9/01/09 (ETM)	No Opt. Call	N/R	(4)	1,772,103

1,350	6.250%, 9/01/10 (ETM)	No Opt. Call	N/R	(4)	1,445,945

	Tennessee State, General Obligation Bonds, Series 2009A:

7,500	5.000%, 5/01/17 (WI/DD, Settling 5/06/09)	No Opt. Call	AA+		8,792,925

1,000	5.000%, 5/01/19 (WI/DD, Settling 5/06/09)	5/17 at 100.00	AA+		1,137,540

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:

1,000	5.000%, 9/01/11	No Opt. Call	BBB+		979,610

4,175	5.000%, 9/01/13	No Opt. Call	BBB+		3,944,707

250	5.000%, 9/01/14	No Opt. Call	BBB+		230,675

200	5.250%, 9/01/18	No Opt. Call	BBB+		175,408

1,395	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	A		1,229,316
21,330	Total Tennessee				22,290,537
	Texas – 8.9%

2,235	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/13 – SYNCORA GTY Insured	No Opt. Call	Baa3		2,107,694

3,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	AAA		3,127,260

4,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CCC		2,004,360

Nuveen Investments	131

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$3,230	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984, 9.375%, 10/01/13 – MBIA Insured (ETM)	10/09 at 100.00	AAA		$3,812,401

115	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984, 9.375%, 10/01/13 – MBIA Insured (ETM)	10/09 at 100.00	Aaa		136,586

8,000	Dallas, Texas, Certificates of Obligation, Series 2008, 5.000%, 2/15/18	8/09 at 100.00	AA+		8,013,440

	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007:

5,000	5.000%, 10/01/13 – AMBAC Insured	No Opt. Call	AAA		5,688,150

6,700	5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		7,732,671

7,500	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.000%, 5/15/34 (Mandatory put 5/15/11)	5/11 at 100.00	AA		7,776,075

3,050	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2001A, 5.000%, 7/01/10 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	AA–		3,115,087

	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:

215	4.000%, 8/15/09	No Opt. Call	BBB–		214,602

605	4.125%, 8/15/10	No Opt. Call	BBB–		601,866

2,645	Lubbock Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Carillon Project, Series 1999A, 6.500%, 7/01/19 (Pre-refunded 7/01/09)	7/09 at 102.00	AAA		2,722,075

2,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	A2		1,957,680

10,000	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Series 2008H, 5.000%, 1/01/42 (Mandatory put 1/01/13)	No Opt. Call	A2		10,049,200

10,000	San Antonio Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/21	8/15 at 100.00	AAA		10,835,900

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA		5,531,600

8,420	Texas A&M University Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	AA+		9,672,896

5,290	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 1.214%, 12/15/09	7/09 at 100.00	A		5,020,475

6,065	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA		6,991,611

5,000	Texas State, Transportation Commission Highway Fund Revenue Bonds, Series 2006A, 5.000%, 4/01/12	No Opt. Call	AAA		5,510,050

4,000	Titus County Fresh Water Supply District 1, Texas, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2008, 4.500%, 7/01/11	No Opt. Call	Baa1		3,972,080

1,220	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.200%, 5/15/11	No Opt. Call	Baa3		1,217,792

1,185	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	BBB+	(4)	1,296,215
104,475	Total Texas				109,107,766
	Virgin Islands – 0.0%

500	University of the Virgin Islands, Revenue Bonds, Series 1999A, 5.400%, 12/01/09 – ACA Insured	No Opt. Call	N/R		501,305
	Virginia – 1.3%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:

400	4.000%, 9/01/12	No Opt. Call	BBB		384,620

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Virginia (continued)

$400	4.000%, 9/01/13	No Opt. Call	BBB		$376,372

400	4.000%, 9/01/14	No Opt. Call	BBB		365,612

400	4.125%, 9/01/15	No Opt. Call	BBB		358,284

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA		1,176,820

	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008c:

2,000	5.375%, 11/01/35 (Mandatory put 12/02/13)	No Opt. Call	A–		2,080,400

2,000	5.000%, 11/01/35 (Mandatory put 12/01/11)	No Opt. Call	A–		2,043,320

1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,052,330

1,500	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/15	No Opt. Call	Aa1		1,732,305

1,750	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	7/09 at 100.50	BBB–		1,638,840

5,000	York County Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 1985, 5.500%, 7/01/09	5/09 at 100.00	A–		5,015,200
15,850	Total Virginia				16,224,103
	Washington – 2.0%

6,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/11 – SYNCORA GTY Insured	No Opt. Call	Aaa		6,511,620

2,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Series 1999, 6.000%, 10/01/11 (Pre-refunded 10/01/09)	10/09 at 101.00	AAA		2,066,120

3,500	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 2, Series 1997A, 6.000%, 7/01/09 – FSA Insured (ETM)	No Opt. Call	AAA		3,531,220

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19	7/18 at 100.00	AA+		9,926,734

2,700	Washington, General Obligation Bonds, Series 1990A, 6.750%, 2/01/15	No Opt. Call	AA+		3,115,449
22,915	Total Washington				25,151,143
	West Virginia – 0.2%

2,000	West Virginia Economic Development Authority, Pollution Control Revenue Bonds, Appalachian Power Company – Amos Project, Series 2008, 4.850%, 5/01/19 (Mandatory put 9/04/13)	No Opt. Call	BBB		1,955,500
	Wisconsin – 2.0%

30	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/12 (ETM)	No Opt. Call	AAA		33,269

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:

1,755	6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,953,719

4,035	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		4,329,192

2,890	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		3,249,400

100	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, FH Healthcare Development Inc., Series 1999, 5.625%, 11/15/09 (ETM)	No Opt. Call	N/R	(4)	102,721

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001:

1,000	5.625%, 10/01/10	No Opt. Call	AA–		1,042,150

1,100	5.625%, 10/01/11	No Opt. Call	AA–		1,165,021

Nuveen Investments	133

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B, 6.500%, 2/15/12	No Opt. Call	BBB+	$1,278,888

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A:

450	5.000%, 2/15/12	No Opt. Call	BBB+	443,984

400	5.000%, 2/15/13	No Opt. Call	BBB+	389,608

350	5.000%, 2/15/14	No Opt. Call	BBB+	334,457

500	5.000%, 2/15/15	No Opt. Call	BBB+	468,815

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:

4,000	5.000%, 8/15/14	No Opt. Call	BBB+	3,636,800

1,300	5.250%, 8/15/18	8/16 at 100.00	BBB+	1,097,720

245	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.000%, 8/15/13	No Opt. Call	BBB+	220,559

2,230	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 1999C, 4.800%, 9/01/12	5/09 at 101.00	AA	2,256,002

2,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	2,148,600
23,635	Total Wisconsin			24,150,905
$1,068,476	Total Long-Term Investments (cost $1,110,846,364) – 91.3%			1,122,874,067
	Short-Term Investments – 6.6%

	Colorado – 0.5%

5,555	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, Variable Rate Demand Obligations, Series 2001, Trust 163, 0.880%, 6/15/09 (5)	No Opt. Call	A–1+	$5,555,000
	Florida – 0.6%

2,982	Florida Board of Education, Lottery Revenue Bonds, Variable Rate Demand Obligations, Series 2001B, Trust 570, 0.630%, 7/01/14 (5)	7/11 at 101.00	A–1	2,982,000

4,100	Orange County Industrial Development Authority, Florida, Revenue Bonds, Catholic Charities of Central Florida, Variable Rate Demand Obligations, Series 2007, 1.200%, 7/01/37 (5)	7/09 at 100.00	A–2	4,100,000
7,082	Total Florida			7,082,000
	Idaho – 0.1%

1,000	Idaho Health Facilities Authority, Revenue Bonds, St. Luke’s Regional Medical Center, Variable Rate Demand Obligations, Series 2000, 0.900%, 7/01/30 (5)	5/09 at 100.00	A–1	1,000,000
	Indiana – 0.3%

4,240	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Revenue Bonds, Variable Rate Demand Obligations, Macon Trust Series S, 3.630%, 1/01/21 (5)	7/09 at 100.00	A–1	4,240,000
	Maryland – 1.3%

7,300	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System, Variable Rate Demand Obligations, Refunding Series 2008D, 1.200%, 7/01/41 (5)	5/09 at 100.00	VMIG–1	7,300,000

4,785	Maryland Health and Higher Educational Facilities Authority, Variable Rate Demand Revenue Bonds, Goucher College, Series 2007, 0.480%, 7/01/37 (5)	5/09 at 100.00	A–1	4,785,000

4,500	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Variable Rate Demand Obligations, Series 2008, Trust R-11436, 0.890%, 7/01/34 (5)	7/17 at 100.00	A–1	4,500,000
16,585	Total Maryland			16,585,000

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts – 0.7%

$4,995	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Variable Rate Demand Obligations, Series 2008, Trust DCL-018, 2.600%, 1/01/26 (5)	No Opt. Call	A–1	$4,995,000

4,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Macon Trust, Variable Rate Demand Obligations, Series 2005K, 4.100%, 1/01/34 – FGIC Insured (5)	No Opt. Call	A–1	4,000,000
8,995	Total Massachusetts			8,995,000
	New Jersey – 0.4%

4,990	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Variable Rate Demand Obligations, Series 2008, Trust 2451, 2.600%, 5/01/24 (5)	No Opt. Call	A–1	4,990,000
	North Carolina – 0.4%

5,000	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1287, 0.630%, 12/01/34 (5)	12/15 at 100.00	A–1	5,000,000
	Oregon – 0.5%

5,880	Eugene, Oregon, Electric Utility Revenue Bonds, Variable Rate Demand Obligations, Series 2003A, 1.730%, 8/01/22 (5)	8/13 at 100.00	A–1	5,880,000
	South Carolina – 1.1%

13,465	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2000, Variable Rate Demand Obligations, Trust 116, 0.500%, 10/01/27 (5)	10/09 at 101.00	A–1+	13,465,000
	Virginia – 0.7%

4,875	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, The Woodberry Forest School, Variable Rate Demand Obligations, Series 2007, 1.200%, 10/01/37 (5)	10/09 at 100.00	VMIG–1	4,875,000

4,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Variable Rate Demand Obligations, Series 2008, Trust 2917, 0.650%, 10/01/28 (5)	10/18 at 100.00	A–1	4,000,000
8,875	Total Virginia			8,875,000
$81,667	Total Short-Term Investments (cost $81,667,000)			81,667,000
	Total Investments (cost $1,192,513,364) – 97.9%			1,204,541,067
	Other Assets Less Liabilities – 2.1%			26,428,336
	Net Assets – 100%			$1,230,969,403

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	135

Statement of Assets and Liabilities

April 30, 2009

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Assets
Investments, at value (cost $3,812,360,595, $460,258,892, $793,523,521, $2,328,041,595 and $1,192,513,364, respectively)	$2,764,406,163	$428,696,684	$784,378,733	$2,293,108,715	$1,204,541,067
Cash	3,748,690	2,167,176	10,083,556	—	880,576
Unrealized appreciation on forward swaps	4,632,995	233,158	—	—	—
Receivables:
Interest	83,015,133	8,489,066	12,701,672	38,735,279	18,249,643
Investments sold	10,358,849	303,228	10,726,793	4,583,831	14,165,993
Shares sold	23,684,388	5,105,544	949,194	2,334,995	17,426,465
Other assets	146,510	31,211	68,011	212,924	61,638
Total assets	2,889,992,728	445,026,067	818,907,959	2,338,975,744	1,255,325,382
Liabilities
Borrowings	19,500,000	—	—	—	—
Cash overdraft	—	—	—	3,164,082	—
Floating rate obligations	78,560,000	4,000,000	20,895,000	—	—
Unrealized depreciation on forward swaps	2,856,788	—	—	4,792,202	—
Unrealized depreciation on Recourse Trusts	12,709,966	1,527,638	—	—	—
Payables:
Dividends	9,511,036	1,112,612	1,044,174	1,802,951	1,768,679
Investments purchased	19,583,506	792,241	3,363,833	—	19,332,939
Shares redeemed	5,781,706	699,794	825,915	1,644,988	2,294,160
Accrued expenses:
Management fees	1,182,176	169,189	307,484	865,013	412,181
12b-1 distribution and service fees	656,420	123,374	95,038	106,955	225,004
Other	1,528,722	135,031	281,517	791,494	323,016
Total liabilities	151,870,320	8,559,879	26,812,961	13,167,685	24,355,979
Net assets	$2,738,122,408	$436,466,188	$792,094,998	$2,325,808,059	$1,230,969,403
Class A Shares
Net assets	$1,352,845,640	$303,948,625	$252,136,780	$324,071,279	$615,645,500
Shares outstanding	106,287,485	31,859,219	25,169,344	37,933,619	58,059,414
Net asset value per share	$12.73	$9.54	$10.02	$8.54	$10.60
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%, respectively, of offering price)	$13.29	$9.96	$10.46	$8.80	$10.87
Class B Shares
Net assets	$73,287,350	$12,341,695	$18,272,727	$14,203,647	N/A
Shares outstanding	5,759,957	1,289,738	1,819,814	1,656,699	N/A
Net asset value and offering price per share	$12.72	$9.57	$10.04	$8.57	N/A
Class C Shares
Net assets	$656,599,225	$108,149,202	$65,940,189	$71,165,391	$282,951,009
Shares outstanding	51,595,978	11,326,753	6,617,750	8,304,819	26,766,179
Net asset value and offering price per share	$12.73	$9.55	$9.96	$8.57	$10.57
Class I Shares (1)
Net assets	$655,390,193	$12,026,666	$455,745,302	$1,916,367,742	$332,372,894
Shares outstanding	51,485,074	1,254,838	45,571,119	223,897,389	31,532,423
Net asset value and offering price per share	$12.73	$9.58	$10.00	$8.56	$10.54
Net Assets Consist of:
Capital paid-in	$4,806,607,569	$482,873,880	$808,682,694	$2,367,722,700	$1,230,531,454
Undistributed (Over-distribution of) net investment income	(465,486)	1,949,154	406,496	7,321,225	52,518
Accumulated net realized gain (loss) from investments and derivative transactions	(1,009,131,484)	(15,500,158)	(7,849,404)	(9,510,784)	(11,642,272)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(1,058,888,191)	(32,856,688)	(9,144,788)	(39,725,082)	12,027,703
Net assets	$2,738,122,408	$436,466,188	$792,094,998	$2,325,808,059	$1,230,969,403

N/A – Limited Term is not authorized to issue Class B Shares.

(1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

136	Nuveen Investments

Statement of Operations

Year Ended April 30, 2009

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Investment Income	$277,996,308	$27,214,609	$42,507,060	$112,997,198	$43,696,605
Expenses
Management fees	18,357,683	2,070,390	3,663,010	10,652,422	4,236,405
12b-1 service fees – Class A	3,529,493	611,076	482,495	598,647	1,096,714
12b-1 distribution and service fees – Class B	969,204	136,809	193,485	152,374	N/A
12b-1 distribution and service fees – Class C	6,118,076	755,244	407,148	467,563	1,317,270
Shareholders’ servicing agent fees and expenses	2,064,958	206,572	463,116	1,368,470	446,787
Interest expense	3,060,149	112,955	729,388	—	—
Custodian’s fees and expenses	607,121	89,131	144,466	432,887	178,545
Trustees’ fees and expenses	95,264	12,733	23,085	69,741	30,963
Professional fees	1,026,492	31,276	49,962	140,150	61,911
Shareholders’ reports – printing and mailing expenses	513,772	54,335	115,306	323,663	133,452
Federal and state registration fees	292,925	102,523	82,879	116,267	157,462
Portfolio insurance expense	—	—	1,124	—	—
Other expenses	303,636	11,948	19,990	58,026	19,316
Total expenses before custodian fee credit	36,938,773	4,194,992	6,375,454	14,380,210	7,678,825
Custodian fee credit	(585,771)	(46,722)	(27,226)	(23,839)	(114,865)
Net expenses	36,353,002	4,148,270	6,348,228	14,356,371	7,563,960
Net investment income	241,643,306	23,066,339	36,158,832	98,640,827	36,132,645
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(748,298,196)	(11,232,208)	(4,403,515)	2,379,826	(675,299)
Forward swaps	—	—	—	(10,825,000)	—
Futures	(95,361,168)	(67,965)	—	—	2,416
Change in net unrealized appreciation (depreciation) of:
Investments	(615,659,047)	(33,136,027)	(29,485,699)	(59,787,455)	2,747,622
Forward swaps	1,776,207	233,158	—	(1,086,719)	—
Futures	(4,433,216)	(292,546)	—	—	—
Net realized and unrealized gain (loss)	(1,461,975,420)	(44,495,588)	(33,889,214)	(69,319,348)	2,074,739
Net increase (decrease) in net assets from operations	$(1,220,332,114)	$(21,429,249)	$2,269,618	$29,321,479	$38,207,384

N/A – Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	137

Statement of Changes in Net Assets

	High-Yield		All-American
	Year Ended 4/30/09	Year Ended 4/30/08	Year Ended 4/30/09	Year Ended 4/30/08
Operations
Net investment income	$241,643,306	$247,287,430	$23,066,339	$17,891,285
Net realized gain (loss) from:
Investments	(748,298,196)	(152,895,738)	(11,232,208)	295,564
Forward swaps	—	—	—	—
Futures	(95,361,168)	(15,976,343)	(67,965)	—
Call swaptions written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(615,659,047)	(647,225,420)	(33,136,027)	(17,392,159)
Forward swaps	1,776,207	—	233,158	—
Futures	(4,433,216)	4,433,216	(292,546)	292,546
Net increase (decrease) in net assets from operations	(1,220,332,114)	(564,376,855)	(21,429,249)	1,087,236
Distributions to Shareholders
From net investment income:
Class A	(129,119,960)	(120,041,439)	(15,418,612)	(12,979,113)
Class B	(6,556,800)	(7,083,271)	(600,970)	(686,911)
Class C	(54,694,171)	(56,916,043)	(4,512,527)	(3,253,459)
Class I (1)	(54,435,627)	(53,633,777)	(564,781)	(474,698)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I (1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(244,806,558)	(237,674,530)	(21,096,890)	(17,394,181)
Fund Share Transactions
Proceeds from sale of shares	2,131,798,224	2,143,963,998	207,849,758	222,846,560
Proceeds from shares issued to shareholders due to reinvestment of distributions	118,491,339	134,141,021	8,557,827	8,010,041
	2,250,289,563	2,278,105,019	216,407,585	230,856,601
Cost of shares redeemed	(2,131,995,731)	(2,756,657,128)	(182,798,302)	(162,863,018)
Net increase (decrease) in net assets from Fund share transactions	118,293,832	(478,552,109)	33,609,283	67,993,583
Net increase (decrease) in net assets	(1,346,844,840)	(1,280,603,494)	(8,916,856)	51,686,638
Net assets at the beginning of year	4,084,967,248	5,365,570,742	445,383,044	393,696,406
Net assets at the end of year	$2,738,122,408	$4,084,967,248	$436,466,188	$445,383,044
Undistributed (Over-distribution of) net investment income at the end of year	$(465,486)	$6,157,820	$1,949,154	$57,523

138	Nuveen Investments

	Insured		Intermediate Duration
	Year Ended 4/30/09	Year Ended 4/30/08	Year Ended 4/30/09	Year Ended 4/30/08
Operations
Net investment income	$36,158,832	$35,309,991	$98,640,827	$97,948,728
Net realized gain (loss) from:
Investments	(4,403,515)	(3,447,741)	2,379,826	8,165,129
Forward swaps	—	—	(10,825,000)	(4,764,000)
Futures	—	—	—	(3,274,013)
Call swaptions written	—	—	—	(218,000)
Change in net unrealized appreciation (depreciation) of:
Investments	(29,485,699)	(24,591,500)	(59,787,455)	(45,535,604)
Forward swaps	—	—	(1,086,719)	(3,502,361)
Futures	—	—	—	—
Net increase (decrease) in net assets from operations	2,269,618	7,270,750	29,321,479	48,819,879
Distributions to Shareholders
From net investment income:
Class A	(10,907,424)	(9,979,649)	(11,940,062)	(11,000,509)
Class B	(754,332)	(841,916)	(507,546)	(556,514)
Class C	(2,167,909)	(1,449,432)	(2,135,966)	(1,766,472)
Class I (1)	(21,645,048)	(22,797,039)	(82,021,650)	(84,918,124)
From accumulated net realized gains:
Class A	—	(164,560)	—	(662,711)
Class B	—	(16,256)	—	(42,087)
Class C	—	(26,983)	—	(124,014)
Class I (1)	—	(354,722)	—	(4,917,162)
Decrease in net assets from distributions to shareholders	(35,474,713)	(35,630,557)	(96,605,224)	(103,987,593)
Fund Share Transactions
Proceeds from sale of shares	123,995,050	113,680,033	319,262,030	365,746,579
Proceeds from shares issued to shareholders due to reinvestment of distributions	23,330,444	25,339,245	74,373,450	85,026,377
	147,325,494	139,019,278	393,635,480	450,772,956
Cost of shares redeemed	(132,448,469)	(122,843,836)	(496,052,355)	(326,724,065)
Net increase (decrease) in net assets from Fund share transactions	14,877,025	16,175,442	(102,416,875)	124,048,891
Net increase (decrease) in net assets	(18,328,070)	(12,184,365)	(169,700,620)	68,881,177
Net assets at the beginning of year	810,423,068	822,607,433	2,495,508,679	2,426,627,502
Net assets at the end of year	$792,094,998	$810,423,068	$2,325,808,059	$2,495,508,679
Undistributed (Over-distribution of) net investment income at the end of year	$406,496	$(277,066)	$7,321,225	$5,656,246

(1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	139

Statement of Changes in Net Assets (continued)

	Limited Term
	Year Ended 4/30/09	Year Ended 4/30/08
Operations
Net investment income	$36,132,645	$25,753,748
Net realized gain (loss) from:
Investments	(675,299)	(715,932)
Forward swaps	—	—
Futures	2,416	—
Call swaptions written	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	2,747,622	2,905,428
Forward swaps	—	—
Futures	—	—
Net increase (decrease) in net assets from operations	38,207,384	27,943,244
Distributions to Shareholders
From net investment income:
Class A	(19,915,404)	(16,027,526)
Class B	N/A	N/A
Class C	(7,918,066)	(6,913,359)
Class I (1)	(8,923,744)	(3,030,398)
From accumulated net realized gains:
Class A	—	—
Class B	N/A	N/A
Class C	—	—
Class I (1)	—	—
Decrease in net assets from distributions to shareholders	(36,757,214)	(25,971,283)
Fund Share Transactions
Proceeds from sale of shares	766,469,967	370,284,321
Proceeds from shares issued to shareholders due to reinvestment of distributions	19,450,270	14,441,218
	785,920,237	384,725,539
Cost of shares redeemed	(380,313,224)	(228,758,363)
Net increase (decrease) in net assets from Fund share transactions	405,607,013	155,967,176
Net increase (decrease) in net assets	407,057,183	157,939,137
Net assets at the beginning of year	823,912,220	665,973,083
Net assets at the end of year	$1,230,969,403	$823,912,220
Undistributed (Over-distribution of) net investment income at end of year	$52,518	$706,880

N/A – Limited Term is not authorized to issue Class B Shares.

(1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

140	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen High Yield Municipal Bond Fund (”High Yield”), Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Insured Municipal Bond Fund (“Insured”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, except High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

High Yield seeks to provide high current income exempt from regular federal income taxes and capital appreciation. Under normal circumstances, at least 65% of the Fund’s net assets will be invested in medium- to low-quality municipal bonds. The Fund may invest up to 10% of its net assets in defaulted municipal bonds, and may also invest in inverse floating rate securities, municipal forwards and short-term municipal investments.

All-American, Intermediate Duration and Limited Term seek to provide high current income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal circumstances, each Fund will invest primarily in investment grade quality municipal bonds. Each Fund may also invest up to 20% of its net assets in below investment grade (“high-yield,” “high-risk” or “junk”) municipal bonds.

Insured seeks to provide high current income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest.

On March 31, 2008, the Nuveen Mutual Funds announced the following policy changes applicable to the Funds, effective May 1, 2008:

•

For Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer subject to a CDSC;

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares is no longer be available as of December 31, 2008;

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. Prices of forward swap contracts and swaption contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2009, Insured and Limited Term had outstanding when-issued/delayed delivery purchase commitments of $3,363,833 and $13,152,165, respectively. There were no such outstanding purchase commitments in High Yield, All-American or Intermediate Duration.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Nuveen Investments	141

Notes to Financial Statements (continued)

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Insurance

Under normal circumstances, Insured will invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least A at the time of purchase by at least one independent rating agency. In addition, the Fund will invest at least 80% of its net assets in municipal securities that are rated at least AA at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen”), or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. The Fund will only purchase quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency or are unrated but judged to be of similar credit quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues

142	Nuveen Investments

floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No. 140) “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.” In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of “Interest expense” on the Statement of Operations.

During the fiscal year ended April 30, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At April 30, 2009, each Fund’s maximum exposure to externally-deposited Recourse Trusts is as follows:

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Maximum exposure to recourse trusts	$185,105,000	$8,325,000	$5,670,000	$—	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended April 30, 2009, were as follows:

	High Yield	All-American	Insured
Average floating rate obligations	$124,579,205	$5,621,918	$35,659,712
Average annual interest rate and fees	2.05%	2.01%	2.05%

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. High Yield, All-American and Intermediate Duration invested in forward interest rate swap transactions during the fiscal year ended April 30, 2009.

Nuveen Investments	143

Notes to Financial Statements (continued)

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. High Yield, All-American and Limited Term invested in futures contracts during the fiscal year ended April 30, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Options Transactions

Each Fund is authorized to purchase and write (sell) put and call options on securities, futures, swaps or currencies. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options are accounted for in the same manner as portfolio securities. The risk associated with purchasing put options is limited to the premiums paid. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value of the written option until the option expires or the Fund enters into a closing purchase or transaction. When a call or put option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. Each Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. None of the Funds entered into option transactions during the fiscal year ended April 30, 2009.

Market and Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Reflow Liquidity Program

Effective December 8, 2008, High Yield may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day

144	Nuveen Investments

to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. After purchasing fund shares, ReFlow then redeems those shares when the fund next experiences net sales, at the end of ReFlow’s maximum holding period (currently 28 days), or at other times at ReFlow’s discretion. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% (for each use for up to 28 days) of the value of the fund shares purchased by ReFlow. The fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares are made on an investment-blind basis without regard to the fund’s investment objective, policies or anticipated performance.

ReFlow will only purchase Class I shares of a fund and will not be subject to any investment minimum applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund.

During the fiscal year ended April 30, 2009, the High Yield participated in the ReFlow liquidity program. Fees incurred on ReFlow are included as a component of “Other expenses” on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of April 30, 2009:

High Yield	Level 1	Level 2	Level 3	Total
Investments	$—	$2,764,406,163	$—	$2,764,406,163
Derivatives*	—	1,776,207	—	1,776,207
Total	$—	$2,766,182,370	$—	$2,766,182,370
All-American	Level 1	Level 2	Level 3	Total
Investments	$—	$428,696,684	$—	$428,696,684
Derivatives*	—	233,158	—	233,158
Total	$—	$428,929,842	$—	$428,929,842
Insured	Level 1	Level 2	Level 3	Total
Investments	$—	$784,378,733	$—	$784,378,733
Intermediate Duration	Level 1	Level 2	Level 3	Total
Investments	$—	$2,293,108,715	$—	$2,293,108,715
Derivatives*	—	(4,792,202)	—	(4,792,202)
Total	$—	$2,288,316,513	$—	$2,288,316,513
Limited Term	Level 1	Level 2	Level 3	Total
Investments	$—	$1,204,541,067	$—	$1,204,541,067
*	Represents net unrealized appreciation (depreciation). Derivatives include outstanding forward, futures and swap contracts, where applicable. See Investments in Derivatives within the Fund’s Portfolio of Investments for derivatives outstanding at the end of the reporting period.

Nuveen Investments	145

Notes to Financial Statements (continued)

The following is a reconciliation of High Yield’s Level 3 investments held at the beginning and end of the measurement period:

High Yield Level 3 Investments
Balance at beginning of year	$2,967,916
Gains (losses):
Net realized gains (losses)	(1,398,763)
Net change in unrealized appreciation (depreciation)	1,362,084
Net purchases at cost (sales at proceeds)	(2,931,237)
Net discounts (premiums)	—
Net transfers in to (out of) at end of period fair value	—
Balance at end of year	$—

3. Fund Shares

Transactions in Fund shares were as follows:

	High Yield
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	81,176,134	$1,327,913,912	48,592,719	$1,031,090,856
Class A – automatic conversion of Class B Shares	121,918	1,743,522	95,183	2,002,552
Class B	99,612	1,547,688	595,586	12,663,480
Class C	13,462,800	194,629,305	15,887,723	336,859,867
Class I	43,316,705	605,963,797	36,004,584	761,347,243
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,402,405	64,354,085	3,429,962	72,069,619
Class B	203,580	2,969,176	157,713	3,306,606
Class C	1,686,371	24,551,183	1,267,537	26,587,742
Class I	1,825,109	26,616,895	1,523,215	32,177,054
	146,294,634	2,250,289,563	107,554,222	2,278,105,019
Shares redeemed:
Class A	(81,161,894)	(1,220,804,204)	(65,760,281)	(1,380,205,539)
Class B	(1,665,222)	(25,171,661)	(1,546,860)	(32,467,172)
Class B – automatic conversion to Class A Shares	(121,998)	(1,743,522)	(95,289)	(2,002,552)
Class C	(19,244,897)	(289,375,879)	(21,915,904)	(457,869,279)
Class I	(41,122,630)	(594,900,465)	(41,730,041)	(884,112,586)
	(143,316,641)	(2,131,995,731)	(131,048,375)	(2,756,657,128)
Net increase (decrease)	2,977,993	$118,293,832	(23,494,153)	$(478,552,109)

	All-American
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,693,062	$149,488,041	15,123,177	$161,659,791
Class A – automatic conversion of Class B Shares	68,891	677,726	136,104	1,466,070
Class B	160,812	1,475,280	163,125	1,757,822
Class C	5,240,321	49,541,652	4,871,931	52,164,900
Class I	698,729	6,667,059	535,980	5,797,977
Shares issued to shareholders due to reinvestment of distributions:
Class A	650,930	6,238,973	560,512	5,975,289
Class B	31,837	307,492	37,128	397,307
Class C	162,862	1,556,815	115,576	1,232,000
Class I	47,221	454,547	37,919	405,445
	22,754,665	216,407,585	21,581,452	230,856,601
Shares redeemed:
Class A	(14,637,810)	(137,210,194)	(11,723,773)	(125,275,809)
Class B	(508,260)	(4,936,473)	(408,887)	(4,390,523)
Class B – automatic conversion to Class A Shares	(68,707)	(677,726)	(135,790)	(1,466,070)
Class C	(3,628,815)	(34,401,963)	(2,668,856)	(28,589,098)
Class I	(585,684)	(5,571,946)	(292,406)	(3,141,518)
	(19,429,276)	(182,798,302)	(15,229,712)	(162,863,018)
Net increase (decrease)	3,325,389	$33,609,283	6,351,740	$67,993,583

146	Nuveen Investments

	Insured
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,176,941	$80,700,788	7,389,300	$78,372,332
Class A – automatic conversion of Class B Shares	99,808	994,407	169,819	1,807,032
Class B	207,589	2,002,912	283,080	3,002,440
Class C	3,469,533	33,593,360	2,162,767	22,820,418
Class I	676,217	6,703,583	725,105	7,677,811
Shares issued to shareholders due to reinvestment of distributions:
Class A	640,288	6,353,191	611,524	6,466,310
Class B	38,737	385,083	43,077	456,879
Class C	111,397	1,098,170	86,445	908,313
Class I	1,564,355	15,494,000	1,657,248	17,507,743
	14,984,865	147,325,494	13,128,365	139,019,278
Shares redeemed:
Class A	(6,959,751)	(67,904,492)	(5,333,303)	(56,348,329)
Class B	(536,310)	(5,335,356)	(485,110)	(5,153,768)
Class B – automatic conversion to Class A Shares	(99,602)	(994,407)	(169,577)	(1,807,032)
Class C	(1,621,101)	(15,656,121)	(786,249)	(8,313,269)
Class I	(4,278,350)	(42,558,093)	(4,837,947)	(51,221,438)
	(13,495,114)	(132,448,469)	(11,612,186)	(122,843,836)
Net increase (decrease)	1,489,751	$14,877,025	1,516,179	$16,175,442

	Intermediate Duration
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	16,335,232	$137,337,953	9,415,392	$83,384,329
Class A – automatic conversion of Class B Shares	70,727	600,956	137,673	1,218,379
Class B	287,925	2,415,985	255,042	2,268,197
Class C	3,575,244	30,317,212	2,067,903	18,397,147
Class I	17,271,525	148,589,924	29,186,045	260,478,527
Shares issued to shareholders due to reinvestment of distributions:
Class A	986,565	8,358,099	956,945	8,474,079
Class B	27,288	232,081	28,196	250,524
Class C	99,863	848,375	85,325	757,518
Class I	7,639,330	64,934,895	8,516,862	75,544,256
	46,293,699	393,635,480	50,649,383	450,772,956
Shares redeemed:
Class A	(12,808,000)	(108,020,375)	(11,046,483)	(97,936,494)
Class B	(602,929)	(5,088,570)	(430,746)	(3,841,289)
Class B – automatic conversion to Class A Shares	(70,492)	(600,956)	(137,253)	(1,218,379)
Class C	(1,815,873)	(15,389,613)	(1,810,239)	(16,115,803)
Class I	(43,074,457)	(366,952,841)	(23,370,870)	(207,612,100)
	(58,371,751)	(496,052,355)	(36,795,591)	(326,724,065)
Net increase (decrease)	(12,078,052)	$(102,416,875)	13,853,792	$124,048,891

Nuveen Investments	147

Notes to Financial Statements (continued)

	Limited Term
	Year Ended 4/30/09		Year Ended 4/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	33,501,150	$351,737,312	20,754,336	$220,399,605
Class C	11,149,604	116,763,408	5,411,081	57,384,499
Class I	28,471,376	297,969,247	8,753,405	92,500,217
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,170,997	12,299,629	990,358	10,502,749
Class C	323,399	3,386,737	290,843	3,075,320
Class I	360,817	3,763,904	81,799	863,149
	74,977,343	785,920,237	36,281,822	384,725,539
Shares redeemed:
Class A	(22,479,508)	(236,315,273)	(14,646,839)	(155,700,086)
Class C	(5,393,519)	(56,484,420)	(5,175,293)	(54,864,113)
Class I	(8,390,444)	(87,513,531)	(1,718,542)	(18,194,164)
	(36,263,471)	(380,313,224)	(21,540,674)	(228,758,363)
Net increase (decrease)	38,713,872	$405,607,013	14,741,148	$155,967,176

4. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended April 30, 2009, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Purchases	1,715,970,111	159,831,056	77,242,904	139,314,926	449,268,787
Sales and maturities	1,729,987,461	131,652,072	101,151,230	206,454,392	104,012,063

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2009, the cost of investments was as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Cost of investments	$3,739,543,354	$455,814,740	$772,081,025	$2,323,061,739	$1,192,307,530

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2009, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Gross unrealized:
Appreciation	$58,043,551	$14,356,970	$25,847,097	$78,014,893	$33,706,251
Depreciation	(1,111,715,424)	(45,474,906)	(34,458,603)	(107,967,917)	(21,472,714)
Net unrealized appreciation (depreciation) of investments	$(1,053,671,873)	$(31,117,936)	$(8,611,506)	$(29,953,024)	$12,233,537

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2009, the Funds’ tax year end, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Undistributed net tax-exempt income*	$14,314,085	$3,400,249	$2,840,600	$9,568,018	$3,169,303
Undistributed net ordinary income**	734,477	6,025	17,636	—	236,661
Undistributed net long-term capital gains	—	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 13, 2009, paid on May 1, 2009.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

148	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended April 30, 2009 and April 30, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Distributions from net tax-exempt income***	$241,708,778	$20,765,047	$35,426,194	$96,514,285	$35,414,183
Distributions from net ordinary income**	1,597,460	—	—	584,136	148,196
Distributions from net long-term capital gains****	—	—	—	—	—

2008	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Distributions from net tax-exempt income	$239,008,433	$17,162,974	$35,039,864	$97,843,377	$25,276,491
Distributions from net ordinary income**	413,584	—	—	1,511,832	218,408
Distributions from net long-term capital gains	—	—	558,624	4,262,170	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2009, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2009.

At April 30, 2009, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Expiration:
April 30, 2010	$—	$—	$—	$—	$337,552
April 30, 2011	—	—	—	—	998,547
April 30, 2012	—	3,378,131	—	—	—
April 30, 2013	—	605,409	—	—	169,527
April 30, 2014	—	—	—	—	1,064,312
April 30, 2015	273,441	—	—	—	7,283,015
April 30, 2016	25,595,622	—	695,665	—	546,020
April 30, 2017	277,191,907	2,196,257	5,220,856	624,900	1,071,726
Total	$303,060,970	$6,179,797	$5,916,521	$624,900	$11,470,699

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through April 30, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Post-October capital losses	$695,563,193	$9,318,667	$1,932,881	$8,339,402	$133,442

6. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets (1)	High Yield Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

Nuveen Investments	149

Notes to Financial Statements (continued)

Average Daily Net Assets (1)	All-American Insured Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate
For the first $125 million	.3000%	.2500%
For the next $125 million	.2875	.2375
For the next $250 million	.2750	.2250
For the next $500 million	.2625	.2125
For the next $1 billion	.2500	.2000
For the next $3 billion	.2250	.1750
For net assets over $5 billion	.2125	.1625

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of April 30, 2009, the complex-level fee rate was .1998%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets includes assets managed by the Adviser that are attributable to each fund’s use of financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser has agreed to waive fees or reimburse expenses of Insured and Intermediate Duration so that operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .975% and .750% of the average daily net assets of any class of Fund shares of Insured and Intermediate Duration, respectively. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended April 30, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Sales charges collected (Unaudited)	$3,282,742	$546,142	$581,790	$293,539	$583,115
Paid to financial intermediaries (Unaudited)	2,949,667	483,447	510,969	256,167	510,975

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

150	Nuveen Investments

During the fiscal year ended April 30, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Commission advances (Unaudited)	$2,623,374	$364,075	$307,164	$277,922	$919,896

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2009, the Distributor retained such 12b-1 fees as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
12b-1 fees retained (Unaudited)	$2,334,390	$304,759	$283,440	$258,516	$327,357

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2009, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
CDSC retained (Unaudited)	$699,164	$61,124	$113,361	$74,878	$86,734

7. Borrowing Arrangements

On April 3, 2008, High Yield Fund obtained a dedicated credit facility for temporary liquidity purposes, including shareholder redemptions, comprised of a $150 million unsecured committed line of credit (“Committed Line”) and a $50 million unsecured uncommitted line of credit (“Uncommitted Line”). Interest charged to the Fund on both the Committed Line and Uncommitted Line was based on the Fund’s outstanding borrowings at a rate per annum equal to the overnight Federal Funds Rate plus .45% and is included as a component of “Interest expense” on the Statement of Operations. In addition to interest expense, the Fund accrued a commitment fee of .07% per annum on the unused portion of the Committed Line which is included as a component of “Other expenses” on the Statement of Operations.

Beginning on September 18, 2008, the Fund began borrowing various amounts from its custodian bank for short term liquidity purposes. Included in the borrowing was the entire Committed Line ($150 million) together with additional amounts (up to $188 million) authorized by the custodian bank and bearing the same interest rate as the Committed Line. On December 10, 2008, the Fund retired all of its outstanding obligations under the credit agreements.

On December 22, 2008, the High Yield Fund entered into a new committed secured line of credit totaling $250 million that replaced the Fund’s prior unsecured credit facility. The new line of credit was comprised of two commitments, (a) $150 million maturing on April 2, 2009, and bearing an interest rate per annum equal to the Federal Funds Rate plus .55% and (b) $100 million maturing on February 27, 2009, and bearing an interest rate per annum equal to the Federal Funds Rate plus 1.50%. On February 27, 2009, the $100 million line matured without being utilized by the Fund. On April 2, 2009, the Fund extended its $150 million line of credit to June 1, 2009, and utilized $19.5 million on April 30, 2009.

On June 1, 2009, High Yield entered into a new $150 million committed secured line of credit to mature on May 31, 2010. The new line of credit will bear an interest rate per annum equal to the London Inter-bank Offered Rate (LIBOR) plus 1.25% and will accrue a commitment fee of .15% per annum on the unused portion of the Committed Line.

During the period September 18, 2008 through December 9, 2008, the Fund’s combined average daily loan balance outstanding on all obligations under credit agreements and corresponding weighted average annualized interest rate were $163,267,262 and 1.37%, respectively.

8. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Nuveen Investments	151

Notes to Financial Statements (continued)

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

On April 9, 2009, the Financial Accounting Standards Board issued FSP No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, “Fair Value Measurements,” when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

9. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 2009, to shareholders of record on May 28, 2009, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Dividend per share:
Class A	$.0960	$.0430	$.0375	$.0280	$.0315
Class B	.0880	.0370	.0310	.0225	N/A
Class C	.0900	.0385	.0325	.0240	.0285
Class I	.0980	.0445	.0390	.0290	.0330

N/A – Limited Term is not authorized to issue Class B Shares.

152	Nuveen Investments

Financial Highlights

Nuveen Investments	153

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)
Class A (6/99)
2009	$19.26	$1.13	$(6.52)	$(5.39)	$(1.14)	$—		$(1.14)	$12.73	(28.45)%
2008	22.77	1.12	(3.55)	(2.43)	(1.08)	—		(1.08)	19.26	(10.97)
2007	22.06	1.06	.73	1.79	(1.08)	—	*	(1.08)	22.77	8.24
2006	21.84	1.10	.24	1.34	(1.12)	—		(1.12)	22.06	6.25
2005	20.55	1.18	1.34	2.52	(1.22)	(.01)		(1.23)	21.84	12.60
Class B (6/99)
2009	19.24	1.01	(6.51)	(5.50)	(1.02)	—		(1.02)	12.72	(28.99)
2008	22.75	.96	(3.55)	(2.59)	(.92)	—		(.92)	19.24	(11.63)
2007	22.04	.89	.72	1.61	(.90)	—	*	(.90)	22.75	7.43
2006	21.82	.93	.25	1.18	(.96)	—		(.96)	22.04	5.48
2005	20.53	1.03	1.34	2.37	(1.07)	(.01)		(1.08)	21.82	11.78
Class C (6/99)
2009	19.25	1.04	(6.50)	(5.46)	(1.06)	—		(1.06)	12.73	(28.87)
2008	22.76	1.00	(3.55)	(2.55)	(.96)	—		(.96)	19.25	(11.44)
2007	22.05	.94	.72	1.66	(.95)	—	*	(.95)	22.76	7.65
2006	21.83	.98	.24	1.22	(1.00)	—		(1.00)	22.05	5.68
2005	20.54	1.06	1.35	2.41	(1.11)	(.01)		(1.12)	21.83	12.00
Class I (6/99)(g)
2009	19.26	1.16	(6.51)	(5.35)	(1.18)	—		(1.18)	12.73	(28.33)
2008	22.78	1.16	(3.56)	(2.40)	(1.12)	—		(1.12)	19.26	(10.82)
2007	22.07	1.11	.72	1.83	(1.12)	—	*	(1.12)	22.78	8.48
2006	21.85	1.14	.24	1.38	(1.16)	—		(1.16)	22.07	6.45
2005	20.55	1.21	1.37	2.58	(1.27)	(.01)		(1.28)	21.85	12.87

154	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement/Refund			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement/Refund(d)
Ending Net Assets (000)	Expenses Including Interest(e)(f)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)(f)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)(f)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$1,352,846.97%		.88%	7.20%	.97%	.88%	7.20%	.96%	.87%	7.22%	50%
1,959,271	1.08	.83	5.27	1.08	.83	5.27	1.08	.83	5.27	27
2,627,743.88		.83	4.70	.88	.83	4.70	.87	.82	4.70	5
1,800,261.88		.88	4.97	.88	.88	4.97	.88	.88	4.97	4
786,921.91		.91	5.52	.91	.91	5.52	.91	.91	5.53	5

73,287	1.72	1.63	6.41	1.72	1.63	6.41	1.70	1.61	6.43	50
139,377	1.83	1.59	4.53	1.83	1.59	4.53	1.83	1.58	4.53	27
184,996	1.63	1.58	3.97	1.63	1.58	3.97	1.62	1.57	3.97	5
171,326	1.62	1.62	4.23	1.62	1.62	4.23	1.62	1.62	4.24	4
146,041	1.66	1.66	4.84	1.66	1.66	4.84	1.65	1.65	4.85	5

656,599	1.52	1.43	6.63	1.52	1.43	6.63	1.51	1.42	6.65	50
1,071,895	1.63	1.39	4.73	1.63	1.39	4.73	1.63	1.38	4.73	27
1,375,664	1.43	1.38	4.15	1.43	1.38	4.15	1.42	1.37	4.15	5
908,434	1.43	1.43	4.42	1.43	1.43	4.42	1.43	1.43	4.43	4
463,435	1.46	1.46	4.98	1.46	1.46	4.98	1.46	1.46	4.98	5

655,390.77		.68	7.38	.77	.68	7.38	.76	.67	7.40	50
914,424.89		.64	5.49	.89	.64	5.49	.89	.64	5.49	27
1,177,168.67		.62	4.87	.67	.62	4.87	.67	.62	4.87	5
291,435.68		.68	5.16	.68	.68	5.16	.68	.68	5.16	4
78,569.71		.71	5.70	.71	.71	5.70	.71	.71	5.71	5

*	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit, expense reimbursement and legal fee refund, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities and interest expense paid on Fund borrowings, as described in Footnote 7 – Borrowing Arrangements.
(f)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended April 30:
2009	.01%
2008	.06
2007	—
2006	—
2005	—

(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	155

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ALL-AMERICAN
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (10/88)
2009	$10.50	$.53	$(1.00)	$(.47)	$(.49)	$—	$(.49)	$9.54	(4.41)%
2008	10.92	.48	(.44)	.04	(.46)	—	(.46)	10.50	.41
2007	10.80	.46	.12	.58	(.46)	—	(.46)	10.92	5.47
2006	11.03	.48	(.23)	.25	(.48)	—	(.48)	10.80	2.33
2005	10.75	.51	.29	.80	(.52)	—	(.52)	11.03	7.58
Class B (2/97)
2009	10.53	.46	(1.01)	(.55)	(.41)	—	(.41)	9.57	(5.14)
2008	10.94	.39	(.42)	(.03)	(.38)	—	(.38)	10.53	(.28)
2007	10.82	.38	.12	.50	(.38)	—	(.38)	10.94	4.66
2006	11.05	.40	(.23)	.17	(.40)	—	(.40)	10.82	1.55
2005	10.77	.43	.29	.72	(.44)	—	(.44)	11.05	6.75
Class C (6/93)
2009	10.50	.48	(1.00)	(.52)	(.43)	—	(.43)	9.55	(4.88)
2008	10.92	.42	(.44)	(.02)	(.40)	—	(.40)	10.50	(.17)
2007	10.80	.40	.12	.52	(.40)	—	(.40)	10.92	4.87
2006	11.03	.42	(.23)	.19	(.42)	—	(.42)	10.80	1.75
2005	10.75	.45	.29	.74	(.46)	—	(.46)	11.03	6.97
Class I (2/97)(f)
2009	10.54	.55	(1.00)	(.45)	(.51)	—	(.51)	9.58	(4.22)
2008	10.96	.50	(.44)	.06	(.48)	—	(.48)	10.54	.58
2007	10.83	.48	.13	.61	(.48)	—	(.48)	10.96	5.72
2006	11.07	.50	(.24)	.26	(.50)	—	(.50)	10.83	2.40
2005	10.78	.53	.30	.83	(.54)	—	(.54)	11.07	7.83

156	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$303,949.83%		.80%	5.48%	.83%	.80%	5.48%	.82%	.79%	5.49%	31%
315,885.91		.80	4.43	.91	.80	4.43	.89	.78	4.44	29
283,722.91		.79	4.21	.91	.79	4.21	.90	.78	4.22	6
247,254.79		.79	4.37	.79	.79	4.37	.78	.78	4.38	8
234,606.80		.80	4.68	.80	.80	4.68	.80	.80	4.68	11

12,342	1.57	1.54	4.70	1.57	1.54	4.70	1.56	1.53	4.71	31
17,624	1.66	1.55	3.66	1.66	1.55	3.66	1.65	1.54	3.67	29
22,087	1.67	1.55	3.46	1.67	1.55	3.46	1.65	1.53	3.47	6
33,500	1.54	1.54	3.61	1.54	1.54	3.61	1.53	1.53	3.62	8
40,377	1.55	1.55	3.93	1.55	1.55	3.93	1.55	1.55	3.94	11

108,149	1.38	1.35	4.95	1.38	1.35	4.95	1.37	1.34	4.96	31
100,333	1.46	1.35	3.89	1.46	1.35	3.89	1.44	1.33	3.90	29
78,977	1.46	1.34	3.66	1.46	1.34	3.66	1.45	1.33	3.67	6
76,049	1.34	1.34	3.82	1.34	1.34	3.82	1.33	1.33	3.83	8
74,254	1.35	1.35	4.13	1.35	1.35	4.13	1.35	1.35	4.13	11

12,027.63		.60	5.67	.63	.60	5.67	.62	.59	5.68	31
11,541.71		.60	4.64	.71	.60	4.64	.70	.59	4.65	29
8,910.71		.59	4.42	.71	.59	4.42	.70	.58	4.43	6
7,173.59		.59	4.57	.59	.59	4.57	.58	.58	4.58	8
6,767.60		.60	4.87	.60	.60	4.87	.60	.60	4.87	11

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	157

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INSURED
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2009	$10.45	$.46	$(.44)	$.02	$(.45)	$—	$(.45)	$10.02	.33%
2008	10.82	.45	(.36)	.09	(.45)	(.01)	(.46)	10.45	.85
2007	10.69	.45	.13	.58	(.45)	— *	(.45)	10.82	5.52
2006	11.04	.45	(.24)	.21	(.46)	(.10)	(.56)	10.69	1.84
2005	10.86	.47	.19	.66	(.48)	—	(.48)	11.04	6.19
Class B (2/97)
2009	10.47	.38	(.44)	(.06)	(.37)	—	(.37)	10.04	(.44)
2008	10.83	.37	(.35)	.02	(.37)	(.01)	(.38)	10.47	.14
2007	10.70	.37	.13	.50	(.37)	— *	(.37)	10.83	4.70
2006	11.05	.37	(.25)	.12	(.37)	(.10)	(.47)	10.70	1.06
2005	10.86	.39	.20	.59	(.40)	—	(.40)	11.05	5.48
Class C (9/94)
2009	10.39	.40	(.44)	(.04)	(.39)	—	(.39)	9.96	(.28)
2008	10.75	.39	(.36)	.03	(.38)	(.01)	(.39)	10.39	.31
2007	10.62	.39	.13	.52	(.39)	— *	(.39)	10.75	4.91
2006	10.96	.39	(.24)	.15	(.39)	(.10)	(.49)	10.62	1.33
2005	10.78	.41	.18	.59	(.41)	—	(.41)	10.96	5.60
Class I (12/86)(f)
2009	10.43	.48	(.44)	.04	(.47)	—	(.47)	10.00	.51
2008	10.79	.47	(.35)	.12	(.47)	(.01)	(.48)	10.43	1.11
2007	10.67	.47	.12	.59	(.47)	— *	(.47)	10.79	5.61
2006	11.01	.47	(.24)	.23	(.47)	(.10)	(.57)	10.67	2.11
2005	10.83	.50	.18	.68	(.50)	—	(.50)	11.01	6.38

158	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$252,137.88%		.79%	4.58%	.88%	.79%	4.58%	.87%	.78%	4.58%	10%
242,493.99		.77	4.25	.99	.77	4.25	.98	.76	4.26	9
220,377.96		.77	4.17	.96	.77	4.17	.96	.77	4.17	10
205,982.78		.78	4.13	.78	.78	4.13	.78	.78	4.13	27
200,707.79		.79	4.32	.79	.79	4.32	.79	.79	4.33	26

18,273	1.62	1.53	3.83	1.62	1.53	3.83	1.62	1.53	3.83	10
23,125	1.74	1.52	3.49	1.74	1.52	3.49	1.73	1.51	3.50	9
27,490	1.71	1.52	3.42	1.71	1.52	3.42	1.71	1.52	3.42	10
34,186	1.53	1.53	3.38	1.53	1.53	3.38	1.53	1.53	3.38	27
40,777	1.54	1.54	3.58	1.54	1.54	3.58	1.54	1.54	3.58	26

65,940	1.43	1.34	4.04	1.43	1.34	4.04	1.42	1.33	4.04	10
48,375	1.54	1.32	3.70	1.54	1.32	3.70	1.53	1.31	3.71	9
34,338	1.51	1.32	3.62	1.51	1.32	3.62	1.51	1.32	3.62	10
33,459	1.33	1.33	3.58	1.33	1.33	3.58	1.33	1.33	3.58	27
33,857	1.34	1.34	3.78	1.34	1.34	3.78	1.34	1.34	3.78	26

455,745.68		.59	4.78	.68	.59	4.78	.67	.58	4.78	10
496,431.79		.57	4.44	.79	.57	4.44	.78	.56	4.45	9
540,402.76		.57	4.37	.76	.57	4.37	.76	.57	4.37	10
569,874.58		.58	4.33	.58	.58	4.33	.58	.58	4.33	27
614,657.59		.59	4.53	.59	.59	4.53	.59	.59	4.53	26

*	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	159

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE DURATION
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/95)
2009	$8.78	$.34	$(.24)	$.10	$(.34)	$—	$(.34)	$8.54	1.22%
2008	8.97	.33	(.16)	.17	(.34)	(.02)	(.36)	8.78	1.90
2007	8.89	.34	.10	.44	(.34)	(.02)	(.36)	8.97	4.98
2006	9.10	.34	(.18)	.16	(.33)	(.04)	(.37)	8.89	1.70
2005	9.01	.35	.22	.57	(.35)	(.13)	(.48)	9.10	6.39
Class B (2/97)
2009	8.81	.28	(.25)	.03	(.27)	—	(.27)	8.57	.43
2008	9.00	.27	(.17)	.10	(.27)	(.02)	(.29)	8.81	1.13
2007	8.91	.27	.11	.38	(.27)	(.02)	(.29)	9.00	4.27
2006	9.11	.27	(.17)	.10	(.26)	(.04)	(.30)	8.91	1.01
2005	9.02	.28	.22	.50	(.28)	(.13)	(.41)	9.11	5.55
Class C (6/95)
2009	8.80	.30	(.24)	.06	(.29)	—	(.29)	8.57	.76
2008	9.00	.29	(.18)	.11	(.29)	(.02)	(.31)	8.80	1.22
2007	8.90	.29	.12	.41	(.29)	(.02)	(.31)	9.00	4.58
2006	9.11	.29	(.19)	.10	(.27)	(.04)	(.31)	8.90	1.10
2005	9.02	.30	.22	.52	(.30)	(.13)	(.43)	9.11	5.75
Class I (11/76)(f)
2009	8.79	.36	(.24)	.12	(.35)	—	(.35)	8.56	1.51
2008	8.99	.35	(.18)	.17	(.35)	(.02)	(.37)	8.79	1.99
2007	8.90	.36	.11	.47	(.36)	(.02)	(.38)	8.99	5.30
2006	9.11	.36	(.18)	.18	(.35)	(.04)	(.39)	8.90	1.90
2005	9.02	.37	.22	.59	(.37)	(.13)	(.50)	9.11	6.59

160	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$324,071.76%		.76%	4.03%	.76%	.76%	4.03%	.76%	.76%	4.03%	6%
292,750.75		.75	3.77	.75	.75	3.77	.74	.74	3.77	23
304,084.75		.75	3.76	.75	.75	3.76	.75	.75	3.77	38
289,148.75		.75	3.76	.75	.75	3.76	.75	.75	3.76	43
250,322.76		.76	3.85	.76	.76	3.85	.76	.76	3.85	32

14,204	1.51	1.51	3.26	1.51	1.51	3.26	1.50	1.50	3.26	6
17,745	1.50	1.50	3.01	1.50	1.50	3.01	1.49	1.49	3.02	23
20,700	1.50	1.50	3.01	1.50	1.50	3.01	1.50	1.50	3.02	38
28,104	1.50	1.50	2.99	1.50	1.50	2.99	1.50	1.50	2.99	43
36,106	1.51	1.51	3.10	1.51	1.51	3.10	1.51	1.51	3.10	32

71,165	1.31	1.31	3.48	1.31	1.31	3.48	1.31	1.31	3.48	6
56,741	1.30	1.30	3.22	1.30	1.30	3.22	1.29	1.29	3.23	23
54,909	1.30	1.30	3.21	1.30	1.30	3.21	1.30	1.30	3.21	38
57,734	1.30	1.30	3.20	1.30	1.30	3.20	1.30	1.30	3.20	43
63,972	1.31	1.31	3.30	1.31	1.31	3.30	1.31	1.31	3.30	32

1,916,368.56		.56	4.21	.56	.56	4.21	.55	.55	4.22	6
2,128,272.55		.55	3.96	.55	.55	3.96	.54	.54	3.97	23
2,046,934.55		.55	3.96	.55	.55	3.96	.55	.55	3.96	38
2,128,270.55		.55	3.95	.55	.55	3.95	.55	.55	3.95	43
2,298,373.56		.56	4.05	.56	.56	4.05	.56	.56	4.05	32

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	161

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LIMITED TERM
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)
Class A (10/87)
2009	$10.63	$.38	$(.03)	$.35	$(.38)	$—		$(.38)	$10.60	3.38%
2008	10.60	.38	.03	.41	(.38)	—		(.38)	10.63	3.95
2007	10.55	.38	.04	.42	(.37)	—	*	(.37)	10.60	4.07
2006	10.76	.36	(.22)	.14	(.35)	—		(.35)	10.55	1.29
2005	10.78	.35	(.02)	.33	(.35)	—		(.35)	10.76	3.08
Class C (12/95)
2009	10.60	.34	(.03)	.31	(.34)	—		(.34)	10.57	3.04
2008	10.57	.34	.04	.38	(.35)	—		(.35)	10.60	3.61
2007	10.52	.34	.05	.39	(.34)	—	*	(.34)	10.57	3.72
2006	10.74	.32	(.23)	.09	(.31)	—		(.31)	10.52	.86
2005	10.76	.32	(.03)	.29	(.31)	—		(.31)	10.74	2.75
Class I (2/97)(f)
2009	10.57	.40	(.03)	.37	(.40)	—		(.40)	10.54	3.59
2008	10.54	.40	.04	.44	(.41)	—		(.41)	10.57	4.21
2007	10.50	.40	.04	.44	(.40)	—	*	(.40)	10.54	4.22
2006	10.72	.38	(.23)	.15	(.37)	—		(.37)	10.50	1.43
2005	10.74	.37	(.02)	.35	(.37)	—		(.37)	10.72	3.33

162	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$615,646.72%		.72%	3.59%	.72%	.72%	3.59%	.71%	.71%	3.60%	11%
487,491.72		.72	3.57	.72	.72	3.57	.70	.70	3.59	12
410,955.73		.73	3.55	.73	.73	3.55	.72	.72	3.56	16
460,864.72		.72	3.36	.72	.72	3.36	.72	.72	3.36	59
489,920.72		.72	3.29	.72	.72	3.29	.72	.72	3.29	37

282,951	1.07	1.07	3.24	1.07	1.07	3.24	1.06	1.06	3.25	11
219,228	1.07	1.07	3.22	1.07	1.07	3.22	1.05	1.05	3.24	12
213,117	1.08	1.08	3.20	1.08	1.08	3.20	1.07	1.07	3.21	16
271,925	1.07	1.07	3.00	1.07	1.07	3.00	1.07	1.07	3.01	59
313,073	1.07	1.07	2.93	1.07	1.07	2.93	1.07	1.07	2.94	37

332,373.52		.52	3.78	.52	.52	3.78	.51	.51	3.79	11
117,193.52		.52	3.77	.52	.52	3.77	.50	.50	3.79	12
41,901.52		.52	3.78	.52	.52	3.78	.51	.51	3.79	16
16,703.52		.52	3.55	.52	.52	3.55	.52	.52	3.55	59
17,786.52		.52	3.48	.52	.52	3.48	.52	.52	3.49	37

*	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	163

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (each a series of the Nuveen Multistate Trust, hereafter referred to as the “Funds”) at April 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

June 26, 2009

164	Nuveen Investments

Notes

Nuveen Investments	165

Notes

166	Nuveen Investments

Notes

Nuveen Investments	167

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	200
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

168	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	200
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	200
Mark J.P. Anson 6/10/59 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	200
Nizida Arriaga 6/1/1968 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200

Nuveen Investments	169

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	200
William T. Huffman 5/7/1969 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	200
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	200

170	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	200
Gregory Mino 1/4/1971 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	171

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

172	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	173

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NAT-0409D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended April 30, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
All-American Municipal Bond Fund	18,842	0	550	0
Limited Term Municipal Bond Fund	38,877	0	550	0
High Yield Municipal Bond Fund	75,966	0	2,550	0
National Insured Municipal Bond Fund	28,955	0	550	0
Intermediate Duration Bond Fund	73,135	0	550	0

Total	$235,775	$0	$4,750	0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
All-American Municipal Bond Fund	0	0	0	0
Limited Term Municipal Bond Fund	0	0	0	0
High Yield Municipal Bond Fund	0	0	0	0
National Insured Municipal Bond Fund	0	0	0	0
Intermediate Duration Bond Fund	0	0	0	0

Fiscal Year Ended April 30, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
All-American Municipal Bond Fund	18,619	0	2,151	0
Limited Term Municipal Bond Fund	25,802	0	3,293	0
High Yield Municipal Bond Fund	107,655	0	22,983	0
National Insured Municipal Bond Fund	26,662	0	3,948	0
Intermediate Duration Bond Fund	66,005	0	10,693	0

Total	$244,743	$0	$43,067	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
All-American Municipal Bond Fund	0	0	0	0
Limited Term Municipal Bond Fund	0	0	0	0
High Yield Municipal Bond Fund	0	0	0	0
National Insured Municipal Bond Fund	0	0	0	0
Intermediate Duration Bond Fund	0	0	0	0

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended April 30, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended April 30, 2009	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
All-American Municipal Bond Fund	550	0	0	550
Limited Term Municipal Bond Fund	550	0	0	550
High Yield Municipal Bond Fund	2,550	0	0	2,550
National Insured Municipal Bond Fund	550	0	0	550
Intermediate Duration Bond Fund	550	0	0	550

Total	$4,750	$0	$0	$4,750

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended April 30, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
All-American Municipal Bond Fund	2,151	0	0	2,151
Limited Term Municipal Bond Fund	3,293	0	0	3,293
High Yield Municipal Bond Fund	22,983	0	0	22,983
National Insured Municipal Bond Fund	3,948	0	0	3,948
Intermediate Duration Bond Fund	10,693	0	0	10,693

Total	$43,067	$0	$0	$43,067

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date July 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date July 8, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date July 8, 2009